Document and Entity Information	12 Months Ended
Dec. 31, 2012
Document and entity information:
Entity Registrant Name	GOLAR LNG LTD
Entity Central Index Key	0001207179
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding	80,503,364
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2012

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Operating revenues
Time charter revenues	$ 410,345	$ 299,848	$ 244,045
Total operating revenues	410,345	299,848	244,045
Operating expenses
Vessel operating expenses	86,672	62,872	52,910
Voyage and charter-hire expenses	9,853	6,042	32,311
Administrative expenses	25,013	33,679	22,832
Depreciation and amortization	85,524	70,286	65,076
Impairment of long-term assets	500	500	4,500
Total operating expenses	207,562	173,379	177,629
Other operating gains and losses	(27)	(5,438)	(6,230)
Operating income (loss)	202,756	121,031	60,186
Other non-operating income (expense)
Gain on loss of control	853,996	0	0
Gain on business acquisition	4,084	0	0
Gain on disposal of available-for-sale securities	0	541	4,196
Loss on disposal of fixed assets	(151)	0	0
Total other non-operating income	857,929	541	4,196
Financial income (expenses)
Interest income	2,819	1,757	4,290
Interest expense	(31,924)	(25,773)	(32,654)
Other financial items, net	(13,763)	(29,086)	(38,597)
Net financial expenses	(42,868)	(53,102)	(66,961)
Income (loss) before equity in net losses of affiliates, income taxes and non-controlling interests	1,017,817	68,470	(2,579)
Income taxes	(2,765)	1,705	(1,427)
Equity in net losses of affiliates	(609)	(1,900)	(1,435)
Net income (loss)	1,014,443	68,275	(5,441)
Net (income) loss attributable to non-controlling interests	(43,140)	(21,625)	5,825
Net income attributable to Golar LNG Ltd	$ 971,303	$ 46,650	$ 384
Per common share amounts:
Earnings - Basic (in dollars per share)	$ 12.09	$ 0.62	$ 0.01
Earnings - Diluted (in dollars per share)	$ 11.66	$ 0.62	$ 0.01
Cash dividends declared and paid (in dollars per share)	$ 1.93	$ 1.13	$ 0.45

Consolidated Statements of Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
COMPREHENSIVE INCOME (LOSS)
Net income (loss)	$ 1,014,443	$ 68,275	$ (5,441)
Other comprehensive (loss) income:
Losses associated with pensions, net of tax	(2,323)	(3,139)	(95)
Unrealized net gain (loss) on qualifying cash flow hedging instruments	1,547	1,024	(8,578)
Unrealized gain (loss) on investments in available-for-sale securities	5,911	0	(9,942)
Other comprehensive income (loss)	5,135	(2,115)	(18,615)
Comprehensive income (loss)	1,019,578	66,160	(24,056)
Comprehensive income (loss) attributable to:
Stockholders of Golar LNG Limited	978,532	43,636	(14,108)
Non-controlling interests	41,046	22,524	(9,948)
Comprehensive income (loss)	$ 1,019,578	$ 66,160	$ (24,056)

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Current Assets
Cash and cash equivalents	$ 424,714	$ 66,913
Restricted cash and short-term investments	1,551	28,012
Trade accounts receivable	385	2,641
Other receivables, prepaid expenses and accrued income	5,309	4,835
Amounts due from related parties	5,915	354
Inventories	2,051	3,211
Total current assets	439,925	105,966
Long-term assets
Restricted cash	0	185,270
Investment in available-for-sale securities	353,034	0
Investments in affiliates	367,656	22,529
Cost method investments	198,524	7,347
Newbuildings	435,859	190,100
Vessels and equipment, net	573,615	1,203,003
Vessels under capital leases, net	0	501,904
Deferred charges	4,064	9,569
Other non-current assets	6,769	6,946
Amounts due from related parties	34,953	0
Total assets	2,414,399	2,232,634
Current liabilities
Current portion of long-term debt	14,400	64,306
Current portion of obligations under capital leases	0	5,909
Trade accounts payable	10,203	23,124
Accrued expenses	20,413	30,642
Amounts due to related parties	4,037	21,178
Other current liabilities	38,006	110,981
Total current liabilities	87,059	256,140
Long-term liabilities
Long-term debt	490,506	627,243
Long-term debt due to related parties	0	80,000
Obligations under capital leases	0	399,934
Other long-term liabilities	72,515	113,497
Total liabilities	650,080	1,476,814
Commitments and Contingencies (see note 34 and 35)
EQUITY
Share capital 80,503,364 (2011: 80,236,252) common shares of $1.00 each issued and outstanding	80,504	80,237
Additional paid-in capital	654,042	398,383
Contributed surplus	200,000	200,000
Accumulated other comprehensive loss	(18,730)	(34,948)
Retained earnings	848,503	34,093
Total stockholders' equity	1,764,319	677,765
Non-controlling interests	0	78,055
Total equity	1,764,319	755,820
Total liabilities and equity	$ 2,414,399	$ 2,232,634

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2012	Dec. 31, 2011
EQUITY
Common shares, shares issued (in shares)	80,503,364	80,236,252
Common shares, shares outstanding (in shares)	80,503,364	80,236,252
Common shares, par value (in dollars per share)	$ 1	$ 1

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Operating activities
Net income (loss)	$ 1,014,443		$ 68,275		$ (5,441)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	85,524		70,286		65,076
Amortization of deferred charges	1,900		1,484		1,494
Equity in net losses of affiliates	734		1,900		1,435
Gain on loss of control	(853,996)		0		0
Gain on business acquisition	(4,084)		0		0
Loss on disposal of fixed assets	151		0		0
Loss on termination of lease financing arrangements	0		0		7,777
Gain on sale of available-for-sale securities	0		(541)		(4,196)
Compensation cost related to stock options	1,357		1,970		1,869
Unrealized foreign exchange losses (gains)	11,905		1,669		(5,180)
Amortization of deferred tax benefits on intra-group transfers	(7,257)		(6,687)		0
Impairment of long-term assets	500		500		4,500
Drydocking expenditure	(20,939)		(19,773)		(7,369)
Trade accounts receivable	2,256		5,245		(2,010)
Inventories	167		2,479		1,166
Prepaid expenses, accrued income and other assets	(7,600)		(3,721)		(17,629)
Amount due from/to related companies	(1,021)		(404)		713
Trade accounts payable	(520)		(12,804)		(7,221)
Accrued expenses	10,668		8,082		409
Interest element included in obligations under capital leases	401		898		762
Other current liabilities	(779)		(2,250)		15,555
Net cash provided by operating activities	233,810		116,608		51,710
Investing activities
Additions to vessels and equipment	(97,228)		(99,082)		(33,927)
Additions to newbuildings	(245,759)		(190,100)		0
Investment in subsidiary, net of cash acquired	(19,438)		0		0
Cash effect of the deconsolidation of Golar Partners	(85,467)		0		0
Vendor refinancing - loan repayment from Golar Partners	155,000		0		0
Investment in affiliates	0		(4,152)		(469)
Proceeds from disposal of investments in available-for-sale securities	0		901		7,711
Additions to available-for-sale-securities	(173)		0		0
Proceeds from disposal of fixed assets	40		0		0
Restricted cash and short-term investments	2,325		(6,211)		391,421
Net cash (used in) provided by investing activities	(290,700)		(298,644)		364,736
Financing activities
Proceeds from short-term debt	0		23,600		0
Proceeds from long-term debt (including related parties)	642,241		80,000		125,000
Repayments of obligations under capital leases	(6,288)		(6,054)		(354,881)
Repayments of long-term debt (including related parties)	(325,166)		(105,750)		(110,037)
Repayments of short-term debt	0		(23,600)		0
Financing costs paid	(7,842)		0		0
Cash dividends paid	(175,904)		(65,022)		(45,761)
Non-controlling interest dividends	(32,082)		(12,532)		(3,120)
Proceeds from exercise of share options (including disposal of treasury shares)	2,613		13,845		2,985
Proceeds from disposal of shares in non-controlling interests	0		0		5,549
Proceeds from issuance of equity	0		0		3,304
Proceeds from issuance of equity in Golar Partners to non-controlling interests	317,119		287,795		0
Acquisition of non-controlling interests	0		(108,050)		(15,741)
Proceeds arising from exercise of warrants in Golar Energy	0		0		18,742
Net cash provided by (used in) financing activities	414,691		84,232		(373,960)
Net increase (decrease) in cash and cash equivalents	357,801		(97,804)		42,486
Cash and cash equivalents at beginning of period	66,913		164,717		122,231
Cash and cash equivalents at end of period	424,714		66,913		164,717
Cash paid during the year for:
Interest paid, net of capitalized interest	35,798		30,727		47,962
Income taxes paid	1,671		2,426		1,493
Non cash investing activities include the following:
Dividends	$ 0	[1]	$ 0	[1]	$ (30,410)	[1]

[1]	In 2010, the Company issued stock dividends in its subsidiary, Golar LNG Energy Ltd ("Golar Energy")

Consolidated Statements of Changes in Equity (USD $) In Thousands, unless otherwise specified	Total	NR Satu	Golar Grand	Share Capital	Share Capital NR Satu	Share Capital Golar Grand	Treasury Shares	Treasury Shares NR Satu	Treasury Shares Golar Grand	Additional Paid-in Capital	Additional Paid-in Capital NR Satu	Additional Paid-in Capital Golar Grand	Contributed Surplus	Contributed Surplus NR Satu	Contributed Surplus Golar Grand	Accumulated Other Comprehensive Loss	Accumulated Other Comprehensive Loss NR Satu	Accumulated Other Comprehensive Loss Golar Grand	Accumulated Earnings	Accumulated Earnings NR Satu	Accumulated Earnings Golar Grand	Noncontrolling Interest	Noncontrolling Interest NR Satu	Noncontrolling Interest Golar Grand
Balance at Dec. 31, 2009	$ 658,184			$ 67,577			$ (6,841)			$ 96,518			$ 200,000			$ (18,819)			$ 157,076			$ 162,673
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income	(5,441)			0			0			0			0			0			384			(5,825)
Grant of share options	1,869			0			0			1,869			0			0			0			0
Exercise of share options (including disposal of treasury shares)	4,152			231			4,561			(1,081)			0			0			441			0
Exercise of warrants	18,742			0			0			18,742			0			0			0			0
Dividends	(45,763)			0			0			0			0			0			(79,815)			34,052
Incorporation costs	(568)			0			0			(40)			0			0			0			(528)
Non-controlling interest's purchase price paid in excess of net assets acquired from parent	(56)			0			0			(56)			0			0			0			0
Non-controlling interest dividend	(3,120)			0			0			0			0			0			0			(3,120)
Acquisition of non-controlling interests	(15,667)			0			0			(15,667)			0			0			0			0
Disposal of shares in non-controlling interest	5,605			0			0			0			0			0			0			5,605
Other comprehensive income (loss)	(18,615)			0			0			0			0			(14,492)			0			(4,123)
Balance at Dec. 31, 2010	599,322			67,808			(2,280)			100,285			200,000			(33,311)			78,086			188,734
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income	68,275			0			0			0			0			0			46,650			21,625
Grant of share options	1,970			0			0			1,970			0			0			0			0
Dividends	(86,156)			0			0			0			0			0			(86,156)			0
Incorporation costs	40			0			0			40			0			0			0			0
Non-controlling interest dividend	(12,532)			0			0			0			0			0			0			(12,532)
Acquisition of non-controlling interests	(112,545)			11,604			0			3,853			0			1,377			0			(129,379)
Other comprehensive income (loss)	(2,115)			0			0			0			0			(3,014)			0			899
Impact of transfer of Golar Freeze, NR Satu and Grand to Golar Partners	0			0			0			96,732			0			0			0			(96,732)
Exercise of share options (including disposal of treasury shares)	11,778			825			2,280			12,493			0			0			(4,487)			667
Golar Partners - equity issuances	287,783			0			0			183,010			0			0			0			104,773
Balance at Dec. 31, 2011	755,820			80,237			0			398,383			200,000			(34,948)			34,093			78,055
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income	1,014,443			0			0			0			0						971,303			43,140
Grant of share options	1,357			0			0			1,357			0			0			0			0
Exercise of share options (including disposal of treasury shares)	2,613			267			0			4,470			0			0			(2,124)			0
Dividends	(154,769)			0			0			0			0			0			(154,769)			0
Non-controlling interest dividend	(32,082)			0			0			0			0			0			0			(32,082)
Other comprehensive income (loss)	5,135			0			0			0			0			7,229			0			(2,094)
Impact of transfer of Golar Freeze, NR Satu and Grand to Golar Partners		0	0		0	0		0	0		85,781	88,319		0	0		0	0		0	0		(85,781)	(88,319)
Issuance of convertible bonds, net of issue costs	24,979			0			0			24,979			0			0			0			0
Golar Partners - equity issuances	317,119			0			0			50,753						0			0			266,366
Deconsolidation of Golar Partners	(170,296)			0			0			0			0			8,989			0			(179,285)
Balance at Dec. 31, 2012	$ 1,764,319			$ 80,504			$ 0			$ 654,042			$ 200,000			$ (18,730)			$ 848,503			$ 0

GENERAL	12 Months Ended
Dec. 31, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL

1.	GENERAL

Golar LNG Limited (the "Company" or "Golar") was incorporated in Hamilton, Bermuda on May 10, 2001 for the purpose of acquiring the liquefied natural gas ("LNG") shipping interests of Osprey Maritime Limited ("Osprey"), which was owned by World Shipholding Limited ("World Shipholding"), a company indirectly controlled by trusts established by John Fredriksen for the benefit of his immediate family. Mr. Fredriksen is a Director, the Chairman and President of Golar. As of December 31, 2012, World Shipholding owned 45.71% (2011: 46.00%) of Golar.

As of December 31, 2012, the Company owns and operates a fleet of six LNG carriers and operates Golar LNG Partner LP's ("Golar Partners" or the "Partnership") fleet of seven LNG carriers and Floating Storage Regasification Units (“FSRUs").

The Company is listed solely on the Nasdaq under the symbol: GLNG.

Golar LNG Partners LP ("Golar Partners" or the "Partnership")

Golar Partners is a former subsidiary of the Company, which is an owner and operator of FSRUs and LNG carriers under long-term charters (defined as five years or longer). In April 2011, the Company completed the initial public offering (“IPO”) of Golar Partner's and its listing on the Nasdaq stock exchange. As a result of the offering, the Company's ownership interest was reduced to 65.40% (including our 2% general partner interest). During 2012, Golar Partners completed further follow-on equity offerings, such that as of December 31, 2012, the Company's ownership interest decreased to 54.10% (see note 30).

Under the provisions of the partnership agreement, the general partner irrevocably delegated the authority to the Partnership's board of directors to have the power to oversee and direct the operations of, manage and determine the strategies and policies of the Partnership. During the period from the IPO in April 2011 until the time of Golar Partners' first AGM on December 13, 2012, Golar retained the sole power to appoint, remove and replace all members of Golar Partners' board of directors. From the first Golar Partners' Annual General Meeting ("AGM"), majority of the board members became electable by common unitholders and accordingly, from this date Golar no longer retains the power to control the directors of Golar Partners. As a result, from December 13, 2012, Golar Partners has been considered as an affiliate entity and not as a controlled subsidiary of the Company (see note 5).

Going concern

The financial statements have been prepared on a going concern basis. As of April 26, 2013, the Company believes that it will have sufficient facilities to meet its anticipated funding needs throughout 2013 to April 2014. The Company will need additional facilities of $2.1 billion to meet commitments in respect of its as yet unfinanced 13 newbuildings. The construction contracts include penalty clauses for non-payment of installments, which could result in the shipyard retaining the vessel with no refund to the Company for advance payments made. The Company has a proven track record of successfully financing newbuildings with debt facilities evidenced by a convertible bond private placement in March 2012 (raising gross proceeds of $250 million) and disposals to Golar Partners. In February 2013, the Company completed its third drop down to Golar Partners, with the disposal of its interest in the subsidiary that owns and operates the Golar Maria for a purchase price of $215 million less the assumption of approximately $89 million debt. Based on these successes, among other things, the Company believes that it will be able to obtain sufficient facilities to meet its newbuilding commitments as they fall due.

ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
ACCOUNTING POLICIES

2.	ACCOUNTING POLICIES

Basis of accounting

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America.

Principles of consolidation

Investments in companies in which the Company directly or indirectly holds more than 50% of the voting control are consolidated in the financial statements, as well as certain variable interest entities in which the Company is deemed to be subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns, or both. All inter-company balances and transactions are eliminated. The non-controlling interests of subsidiaries were included in the Consolidated Balance Sheets and Statements of Operations as "Non-controlling interests".

A variable interest entity, or VIE, is defined by the accounting standard as a legal entity where either (a) equity interest holders as a group lack the characteristics of a controlling financial interest, including decision making ability and an interest in the entity's residual risks and rewards, or (b) the equity holders have not provided sufficient equity investment to permit the entity to finance its activities without additional subordinated financial support, or (c) the voting rights of some investors are not proportional to their obligations to absorb the expected losses of the entity, their rights to receive the expected residual returns of the entity, or both and substantially all of the entity's activities either involve or are conducted on behalf of an investor that has disproportionately few voting rights. A party that is a variable interest holder is required to consolidate a VIE if the holder has both (a) the power to direct the activities that most significantly impact the entity's economic performance and (b) the obligation to absorb losses that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.

Business combinations of subsidiaries are accounted for under the acquisition method.  On acquisition, the identifiable assets, liabilities and contingent liabilities of a subsidiary are measured at their fair values at the date of acquisition.  Any excess of the cost of acquisition over the fair values of the identifiable net assets acquired is recognized as goodwill.  Any deficiency of the cost of acquisition below the fair values of the identifiable net assets acquired (i.e. bargain purchase) is credited to the statement of operations in the period of acquisition.  The consideration transferred for an acquisition is measured at fair value of the consideration given.  Acquisition related costs are expensed as incurred.  Identifiable assets acquired and liabilities assumed in a business combination are measured initially at their fair values at the acquisition date. The results of subsidiary undertakings are included from the date of acquisition.

Investments in affiliates

Affiliates are entities over which the Company generally has between 20% and 50% of the voting rights, or over which the Company has significant influence, but over which it does not exercise control, or has the power to control the financial and operational policies. Investments in these entities are accounted for by the equity method of accounting. This also extends to entities in which the Company holds a majority ownership interest, but it does not control, due to the participating rights of non-controlling interests. Under this method the Company records an investment in the common stock (or “in-substance common stock”) of an affiliate at cost (or fair value if a consequence of deconsolidation), and adjusts the carrying amount for its share of the earnings or losses of the affiliate subsequent to the date of the investment and reports the recognized earnings or losses in income. Dividends received from an affiliate in connection with their common stock interest reduce the carrying amount of the investment. The excess, if any, of the purchase price over book value of the Company's investments in equity method affiliates is included in the consolidated balance sheet as "Investment in Affiliates". When the Company's share of losses in an affiliate equals or exceeds its interest, the Company does not recognize further losses, unless the Company has incurred obligations or made payments on behalf of the affiliate. See note 13 for list of entities accounted for under the equity method.

Revenue and expense recognition

Revenues include minimum lease payments under time charters, fees for repositioning vessels as well as the reimbursement of certain vessel operating and drydocking costs.  Revenues generated from time charters, which are classified as operating leases by the Company, are recorded over the term of the charter as service is provided. However, the Company does not recognize revenue if a charter has not been contractually committed to by a customer and the Company, even if the vessel has discharged its cargo and is sailing to the anticipated load port on its next voyage.

Reimbursement for drydocking costs is recognized evenly over the period to the next drydocking, which is generally between two to five years.  Repositioning fees (which are included in time charter revenue) received in respect of time charters are recognized at the end of the charter when the fee becomes fixed and determinable.  However, where there is a fixed amount specified in the charter, which is not dependent upon redelivery location, the fee will be recognized evenly over the term of the charter. Where a vessel undertakes multiple single voyage time charters, revenue is recognized, including the repositioning fee if fixed and determinable, on a discharge-to-discharge basis.  Under this basis, revenue is recognized evenly over the period from departure of the vessel from its last discharge port to departure from the next discharge port.  For arrangements where operating costs are borne by the charterer on a pass through basis, the pass through of operating costs is reflected in revenue and expenses.

Under time charters, voyage expenses are generally paid by the Company's customers.  Voyage related expenses, principally fuel, may also be incurred when positioning or repositioning the vessel before or after the period of time charter and during periods when the vessel is not under charter or is offhire, for example when the vessel is undergoing repairs.  These expenses are recognized as incurred.

Revenue includes amounts receivable from loss of hire insurance, which is recognized on an accruals basis, to the value of $2.1 million, $0.4 million and $0.3 million for each of the years ended December 31, 2012, 2011 and 2010, respectively.

Vessel operating expenses, which are recognized when incurred, include crewing, repairs and maintenance, insurance, stores, lube oils, communication expenses and third party management fees.

Cash and cash equivalents

The Company considers all demand and time deposits and highly liquid investments with original maturities of three months or less to be equivalent to cash.

Restricted cash and short-term investments

Restricted cash and short-term investments consist of bank deposits which may only be used to settle certain pre-arranged loan or lease payments and bid bonds in respect of tenders for projects entered into by the Company.  The Company considers all short-term investments as held to maturity.  These investments are carried at amortized cost.  The Company places its short-term investments primarily in fixed term deposits with high credit quality financial institutions.

Inventories

Inventories, which are comprised principally of fuel, lubricating oils and ship spares, are stated at the lower of cost or market value.  Cost is determined on a first-in, first-out basis.

Newbuildings

Newbuilds are stated at cost.  All pre-delivery costs incurred during the construction of newbuilds, including purchase installments, interest, supervision and technical costs, are capitalized.  Newbuilds are not depreciated until the vessel is available for use.

Interest costs capitalized in connection with the newbuildings for the years ended December 31, 2012, 2011 and 2010 were $10.3 million, $3.6 million and $nil, respectively.

Vessels and equipment

Vessels and equipment are stated at cost less accumulated depreciation.  The cost of vessels and equipment less the estimated residual value is depreciated on a straight-line basis over the assets' remaining useful economic lives.  Depreciation includes depreciation on all owned vessels and amortization of vessels accounted for as capital leases.

Refurbishment costs incurred during the period are capitalized as part of vessels and equipment and depreciated over the vessels' remaining useful economic lives.  Refurbishment costs are costs that appreciably increase the capacity, or improve the efficiency or safety of vessels and equipment. Drydocking expenditures are capitalized when incurred and amortized over the period until the next anticipated drydocking, which is generally between two and five years.  For vessels that are newly built or acquired, the Company has adopted the "built-in overhaul" method of accounting.  The built-in overhaul method is based on the segregation of vessel costs into those that should be depreciated over the useful life of the vessel and those that require drydocking at periodic intervals to reflect the different useful lives of the components of the assets.  The estimated cost of the drydocking component is amortized until the date of the first drydocking following acquisition, upon which the cost is capitalized and the process is repeated.

Vessel reactivation costs incurred on vessels leaving lay-up include both costs of a capital and expense nature.  The capital costs include the addition of new equipment or modifications to the vessel which enhance or increase the operational efficiency and functionality of the vessel.  These expenditures are capitalized and depreciated over the remaining useful life of the vessel.  Expenditures of a routine repairs and maintenance nature, that do not improve the operating efficiency or extend the useful lives of the vessels  are expensed as incurred as mobilization costs.

Useful lives applied in depreciation are as follows:

Vessels	40 to 50 years
Deferred drydocking expenditure	two to five years
Office equipment and fittings	three to six years

Interest costs capitalized in connection with the retrofitting of vessels into FSRUs for the years ended December 31, 2012, 2011 and 2010 were $1.8 million, $1.9 million and $0.5 million, respectively.

Vessels under capital lease

The Company leased certain vessels under agreements that were accounted for as capital leases. Obligations under capital leases were carried at the present value of future minimum lease payments.   The accounting policies relating to the asset balance, such as depreciation and drydocking expenditure followed those described under "Vessels and equipment".  Interest expense was calculated at a constant rate over the term of the lease. Certain of our capital leases were 'funded' via long term cash deposits which closely matched the lease liability.

Interest costs capitalized

Interest costs are expensed as incurred except for interest costs that are capitalized.  Interest is capitalized on all qualifying assets that require a period of time to get them ready for their intended use.  Qualifying assets consist of vessels under construction and includes vessels undergoing conversion into FSRUs for the Company's own use. The interest capitalized is calculated using the rate of interest on the loan to fund the expenditure or the Company's weighted average cost of borrowings where appropriate, over the term period from commencement of the newbuilding and conversion work until substantially all the activities necessary to prepare the assets for its intended use are complete.

Deferred credit from capital leases

Income derived from the sale of subsequently leased assets is deferred and amortized in proportion to the amortization of the leased assets (see note 29). Amortization of deferred income is offset against depreciation and amortization expense in the Consolidated Statement of Operations.

Impairment of long-term assets

The Company continually monitors events and changes in circumstances that could indicate carrying amounts of long-term assets may not be recoverable.  When such events or changes in circumstances are present, the Company assesses the recoverability of long-term assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows.  If the total of the future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets.

Deferred charges

Costs associated with long-term financing, including debt arrangement fees, are deferred and amortized over the term of the relevant loan.  Amortization of deferred loan costs is included in "Other financial items" in the Consolidated Statement of Operations.  If a loan is repaid early, any unamortized portion of the related deferred charges is charged against income in the period in which the loan is repaid.

Trade receivables

Trade receivables are presented net of allowances for doubtful balances. At each balance sheet date, all potentially uncollectible accounts are assessed individually for purposes of determining the appropriate provision for doubtful accounts.

Investment in available-for-sale securities

The Company classifies its existing marketable equity securities as available-for-sale. These securities are carried at fair value, with unrealized gains and losses excluded from earnings and reported directly in stockholders' equity as a component of other comprehensive income (loss) unless an unrealized loss is considered "other-than-temporary," in which case it is transferred to the statement of operations. Management evaluates securities for other than temporary impairment ("OTTI") on a periodic basis. Consideration is given to (1) the length of time and the extent to which the fair value has been less than cost, (2) the financial condition and near-term prospects of the investee, and (3) the intent and ability of the Company to retain its investment in the investee for a period of time sufficient to allow for any anticipated recovery in fair value.

Cost-method investments

Cost-method investments are initially recorded at cost and reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Derivatives

The Company uses derivatives to reduce market risks associated with its operations.  The Company uses interest rate swaps for the management of interest rate risk exposure.  The interest rate swaps effectively convert a portion of the Company's debt from a floating to a fixed rate over the life of the transactions without an exchange of underlying principal.

The Company seeks to reduce its exposure to fluctuations in foreign exchange rates through the use of foreign currency forward contracts.

All derivative instruments are initially recorded at cost as either assets or liabilities in the accompanying Consolidated Balance Sheet and subsequently remeasured to fair value, regardless of the purpose or intent for holding the derivative.  Where the fair value of a derivative instrument is a net liability, the derivative instrument is classified in "Other current liabilities" in the Consolidated Balance Sheet.  Where the fair value of a derivative instrument is a net asset, the derivative instrument is classified in "Other non-current assets" in the Consolidated Balance Sheet, except if the current portion is a liability, in which case the current portion is included in "Other current liabilities."  The method of recognizing the resulting gain or loss is dependent on whether the derivative contract is designed to hedge a specific risk and also qualifies for hedge accounting.  The Company hedge accounts for certain of its interest rate swap arrangements designated as cash flow hedges.  For derivative instruments that are not designated or do not qualify as hedges under the guidance, the changes in fair value of the derivative financial instrument are recognized each period in current earnings in "Other financial items".

When a derivative is designated as a cash flow hedge, the Company formally documents the relationship between the derivative and the hedged item.  This documentation includes the strategy risk and risk management for undertaking the hedge and the method that will be used to assess effectiveness of the hedge.  If the derivative is an effective hedge, changes in the fair value are initially recorded as a component of accumulated other comprehensive income in equity.  The ineffective portion of the hedge is recognized immediately in earnings, as are any gains or losses on the derivative that are excluded from the assessment of hedge effectiveness.  The Company does not apply hedge accounting if it is determined that the hedge was not effective or will no longer be effective, the derivative was sold or exercised, or the hedged item was sold or repaid.

In the periods when the hedged items affect earnings, the associated fair value changes on the hedged derivatives are transferred from equity to the corresponding earnings line item on the settlement of a derivative.  The ineffective portion of the change in fair value of the derivative financial instrument is immediately recognized in earnings.  If a cash flow hedge is terminated and the originally hedged item is still considered probable of occurring, the gains and losses initially recognized in equity remain there until the hedged item impacts earnings at which point they are transferred to the corresponding earnings line item (i.e. interest expense).  If the hedged items are no longer probable of occurring, amounts recognized in  equity are immediately reclassified to earnings.

Cash flows from derivative instruments that are accounted for as cash flow hedges are classified in the same category as the cash flows from the items being hedged.

LNG trading

The company trades in physical cargoes, futures, swaps and options, all of which are traded on and recognized in liquid markets. Purchase and sales are recognized on the trade date. Open trading positions are stated at fair value based on closing market price on the balance sheet date. The market values of open positions are shown in debtors if positive or creditors if negative. Realized and unrealized gains and losses are recognized in current earnings in "Other operating gains and losses". The gross transaction value of energy trading contracts that were physically settled for the years ending December 31, 2012, 2011 and 2010, was $nil, $2.0 million profit and $5.3 million loss, respectively.

Contracts to buy and sell physical cargoes for future delivery settled on the bill of lading date are recognized at their fair value at the balance sheet date.

Foreign currencies

The Company's and its subsidiaries' functional currency is the U.S. dollar as the majority of the revenues are received in U.S. dollars and a majority of the Company's expenditures are made in U.S. dollars.  The Company's reporting currency is U.S. dollars.

Transactions in foreign currencies during the year are translated into U.S. dollars at the rates of exchange in effect at the date of the transaction.  Foreign currency monetary assets and liabilities are translated using rates of exchange at the balance sheet date.  Foreign currency non-monetary assets and liabilities are translated using historical rates of exchange.  Foreign currency transaction and translation gains or losses are included in the Consolidated Statements of Operations.

Provisions

The Company, in the ordinary course of business, is subject to various claims, suits and complaints. Management, in consultation with internal and external advisers, will provide for a contingent loss in the financial statements if the contingency had occurred at the date of the financial statements and the likelihood of loss was probable and the amount can be reasonably estimated. If the Company has determined that the reasonable estimate of the loss is a range and there is no best estimate within the range, the Company will provide the lower amount within the range. See Note 35, "Other Commitments and Contingencies" for further discussion.

Fair value measurements

The Company uses fair value to measure assets and liabilities. The guidance provides a single definition of fair value, together with a framework for measuring it, and requires additional disclosure about the use of fair value to measure assets and liabilities.

Stock-based compensation

In accordance with the guidance on "Share Based Payment", the Company is required to expense the fair value of stock options issued to employees over the period the options vest.  The Company amortizes stock-based compensation for awards on a straight-line basis over the period during which the employee is required to provide service in exchange for the reward - the requisite service (vesting) period.  No compensation cost is recognized for stock options for which employees do not render the requisite service.  The fair value of employee share options is estimated using the Black-Scholes option-pricing model.

Earnings per share

Basic earnings per share ("EPS") is computed based on the income available to common stockholders and the weighted average number of shares outstanding for basic EPS.  Treasury shares are not included in the calculation.  Diluted EPS includes the effect of the assumed conversion of potentially dilutive instruments.  Such potentially dilutive common shares are excluded when the effect would be to increase earnings per share or reduce a loss per share.

Pensions

Defined benefit pension costs, assets and liabilities requires adjustment of the significant actuarial assumptions annually to reflect current market and economic conditions.  The Company's accounting policy states that full recognition of the funded status of defined benefit pension plans to be included within a Company's balance sheet. The pension benefit obligation is calculated by using a projected unit credit method.

Defined contribution pension costs represent the contributions payable to the scheme in respect of the accounting period and are recorded in the Consolidated Statement of Operations.

Operating leases

Initial direct costs (those directly related to the negotiation and consummation of the lease) are deferred and allocated to earnings over the lease term.  Rental income and expense are amortized over the lease term on a straight-line basis.

Income taxes

Income taxes are based on a separate return basis.  The guidance on "Accounting for Income Taxes" prescribes a recognition threshold and measurement attributes for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.

Deferred tax assets and liabilities are recognized principally for the expected tax consequences of temporary differences between the tax bases of assets and liabilities and their reported amounts.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.  Realization of the deferred income tax asset is dependent on generating sufficient taxable income in future years.

Deferred tax assets and liabilities are measured at the tax rates that are expected to apply to the year when the asset is realized or the liability is settled, based on the tax rates and tax laws that have been enacted or substantively enacted at the balance sheet date. Income tax relating to items recognized directly in the statement of comprehensive income is recognized in statement of change in equity and not in statement of operations.

Accumulated Other Comprehensive Loss

As at December 31, 2012 and 2011, the Company's accumulated other comprehensive loss balances consisted of the following components:

(in thousands of $)	2012	2011
Unrealized net loss on qualifying cash flow hedging instruments	(6,832)	(19,462)
Unrealized gain on available-for-sale securities	5,911	—
Losses associated with pensions, net of tax recoveries of $0.3 million (2011: $0.4 million)	(17,809)	(15,486)
Accumulated other comprehensive loss	(18,730)	(34,948)

Gain on issuance of shares by subsidiaries

The Company recognizes a gain or loss when a subsidiary issues its stock to third parties at a price per share in excess or below its carrying value resulting in a reduction in the Company's ownership interest in the subsidiary.  The gain or loss is recorded in the line "Additional paid-in capital."

Segment reporting

A segment is a distinguishable component of the Company that is engaged in business activities from which it earns revenues and incurs expenses whose operating results are regularly reviewed by the chief operating decision maker, and which is subject to risks and rewards that are different from those of other segments. The Company has identified two reportable industry segments: vessel operations and LNG trading.

Treasury shares

Treasury shares are recognized as a separate component of equity at cost.  Upon subsequent disposal of treasury shares, any consideration is recognized directly in equity.

Convertible bonds

In accordance with ASC 470-20 "Debt with conversion and other options", the Company accounts for debt instruments with convertible features in accordance with the details and substance of the instruments at the time of their issuance. For convertible debt instruments issued at a substantial premium to equivalent instruments without conversion features, or those that may be settled in cash upon conversion, it is presumed that the premium or cash conversion option represents an equity component.

Accordingly, the Company determines the carrying amounts of the liability and equity components of such convertible debt instruments by first determining the carrying amount of the liability component by measuring the fair value of a similar liability that does not have an equity component. The carrying amount of the equity component representing the embedded conversion option is then determined by deducting the fair value of the liability component from the total proceeds from the issue. The resulting equity component is recorded, with a corresponding offset to debt discount which is subsequently  amortized to interest cost using the effective interest method over the period the debt is expected to be outstanding as an additional non-cash interest expense. Transaction costs associated with the instrument are allocated pro-rata between the debt and equity components.

For conventional convertible bonds which do not have a cash conversion option or where no substantial premium is received on issuance, it may not be appropriate to split the bond into the liability and equity components.

Guarantees

Guarantees issued by the Company, excluding those that are guaranteeing its own performance, are recognized at fair value at the time of the guarantees are issued, or upon the deconsolidation of a subsidiary, as in the case of Golar Partners (see note 5) and reported in "other long-term liabilities." A liability for the fair value of the obligation undertaken in issuing the guarantee is recognized.  If it becomes probable that the Company will have to perform under a guarantee, the Company will recognize an additional liability if the amount of the loss can be reasonably estimated. The recognition of fair value is not required for certain guarantees such as the parent's guarantee of a subsidiary's debt to a third party. For those guarantees excluded from the above guidance requiring the fair value recognition provision of the liability, financial statement disclosures of such items are made.

Use of estimates

The preparation of financial statements in accordance with U.S. GAAP requires that management make estimates and assumptions affecting the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SUBSIDIARIES	12 Months Ended
Dec. 31, 2012
SUBSIDIARIES [Abstract]
SUBSIDIARIES

3.	SUBSIDIARIES

The following table lists the Company's significant subsidiaries and their purpose as at December 31, 2012. Unless otherwise indicated, the Company owns a 100% controlling interest in each of the following subsidiaries.

Name	Jurisdiction of Incorporation	Purpose
Golar LNG 1460 Corporation	Marshall Islands	Owns Golar Viking
Golar LNG 2216 Corporation	Marshall Islands	Owns Golar Arctic
Golar LNG 2234 Corporation	Republic of Liberia	Owns Golar Maria
Golar Management Limited	United Kingdom	Management company
Golar GP LLC – Limited Liability Company	Marshall Islands	Holding company
Golar LNG Energy Limited	Bermuda	Holding company
Golar Gimi Limited	Marshall Islands	Owns Gimi
Golar Hilli Limited	Marshall Islands	Owns Hilli
Bluewater Gandria N.V. (1)	Netherlands	Owns and Operates Golar Gandria
Golar Commodities Limited	Bermuda	Trading company
Commodities Advisors LLC	United States of America	Holding company
Golar Hull M2021 Corporation	Marshall Islands	Owns Hull 2021 (Golar Seal)
Golar Hull M2022 Corporation	Marshall Islands	Owns Hull 2022 (Golar Crystal)
Golar Hull M2023 Corporation	Marshall Islands	Owns Hull 2023 (Golar Penguin)
Golar Hull M2024 Corporation	Marshall Islands	Owns Hull 2024 (Golar Eskimo)
Golar Hull M2026 Corporation	Marshall Islands	Owns Hull 2026 (Golar Celsius)
Golar Hull M2027 Corporation	Marshall Islands	Owns Hull 2027 (Golar Bear)
Golar Hull M2031 Corporation	Marshall Islands	Owns Hull 2031 (Golar Igloo)
Golar Hull M2047 Corporation	Marshall Islands	Owns Hull 2047 (Golar Snow)
Golar Hull M2048 Corporation	Marshall Islands	Owns Hull 2048 (Golar Ice)
Golar LNG NB10 Corporation	Marshall Islands	Owns Hull S658 (Golar Glacier)
Golar LNG NB11 Corporation	Marshall Islands	Owns Hull S659 (Golar Kelvin)
Golar LNG NB12 Corporation	Marshall Islands	Owns Hull 2055 (Golar Frost)
Golar LNG NB13 Corporation	Marshall Islands	Owns Hull 2056 (Golar Tundra)

(1) On January 18, 2012, the Company acquired the remaining 50% equity interest in its joint venture, Bluewater Gandria, which owns the LNG carrier, the Golar Gandria for $19.5 million.
Golar Partners and subsidiaries:
Golar Partners and subsidiaries were included in the Company's consolidated financial statements for all periods until December 13, 2012, following its first AGM upon which the majority of directors were elected by common unitholders. Accordingly, from December 13, 2012, Golar Partners has been considered an affiliate and not as a controlled subsidiary of the Company. The following table lists Golar Partners and its significant subsidiaries as of December 31, 2012.

Name	Jurisdiction of Incorporation	Purpose
Golar Partners Operating LLC – Limited Liability Company	Marshall Islands	Holding company
Golar LNG Partners LP – Limited Partnership	Marshall Islands	Holding Partnership
Faraway Maritime Shipping Company	Republic of Liberia	Owns Golar Mazo
Golar LNG 2215 Corporation	Marshall Islands	Leases Methane Princess
Golar LNG 2220 Corporation	Marshall Islands	Leases Golar Winter
Golar LNG 2226 Corporation	Marshall Islands	Leases Golar Grand
Golar Spirit (UK) Limited	United Kingdom	Operates Golar Spirit
Golar Servicos de Operacao de Embaracaoes Limited	Brazil	Management company
Golar Spirit Corporation	Marshall Islands	Owns Golar Spirit
PT Golar Indonesia	Indonesia	Owns and operates Nusantara Regas Satu or NR Satu

RECENTLY ISSUED ACCOUNTING STANDARDS	12 Months Ended
Dec. 31, 2012
Accounting Changes and Error Corrections [Abstract]
RECENTLY ISSUED ACCOUNTING STANDARDS

4.	RECENTLY ISSUED ACCOUNTING STANDARDS

Adoption of new accounting standards

In May 2011, the FASB amended existing guidance to achieve consistent fair value measurements and to clarify certain disclosure requirements for fair value measurements. The new guidance includes clarification about when the concept of highest and best use is applicable to fair value measurements, requires quantitative disclosures about inputs used and qualitative disclosures about the sensitivity of fair value measurements using unobservable inputs (Level 3 in the fair value hierarchy), and requires the classification of all assets and liabilities measured at fair value in the fair value hierarchy (including those assets and liabilities which are not recorded at fair value but for which fair value is disclosed). The guidance is effective for the Company’s interim and annual reporting periods beginning after December 15, 2011. The adoption of this newly issued guidance did not have a material impact on the Company's consolidated financial statements.

In June 2011, the FASB amended guidance on the presentation of comprehensive income in financial statements. The new guidance allows entities to present components of net income and other comprehensive income in one continuous statement, referred to as the statement of comprehensive income, or in two separate but consecutive statements, and removes the current option to report other comprehensive income and its components in the statement of changes in equity.  Under the two-statement approach, an entity is required to present components of net income and total net income in the statement of net income.  The amendments in this update do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income.  The amendments in this update are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. In January 2012, the FASB deferred the effective date for changes in the above guidance that relate to the presentation of reclassification adjustments out of Accumulated Other Comprehensive Income. The adoption of this guidance did not have a material impact on the Company's consolidated financial statements.

In September 2011, the FASB amended guidance on the procedure for testing goodwill for impairment. The amended guidance permits an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in Topic 350. The more-likely-than-not threshold is defined as having a likelihood of more than 50 percent. The amendments include a number of events and circumstances for an entity to consider in conducting the qualitative assessment. The amendments in this update are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted. The amended guidance did not have a material impact on the Company’s consolidated financial statements.

In July 2012, the FASB amended disclosure requirements relating to testing indefinite-lived intangible assets for impairment. The amendments no longer require entities to disclose the quantitative information about significant unobservable inputs used in fair value measurements categorized within Level 3 of the fair value hierarchy that relate to the financial accounting and reporting for an indefinite-lived intangible asset after its initial recognition. The amendment is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted. The Company is currently considering the impact of this guidance in the financial statements.

New accounting standards not yet adopted

In December 2011, the FASB amended guidance on disclosures about offsetting assets and liabilities. The amendments require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amendments will enhance disclosures required by US GAAP by requiring improved information about financial instruments and derivative instruments that are either offset or subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with US GAAP. This information will enable users of an entity’s financial statements to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments in the scope of this update. The amendments will be required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The Company is currently considering the impact of this guidance in the financial statements.

In October 2012, the FASB amended several disclosure requirements of the Codification relating to investments, consolidation, accounting changes and error corrections, inventory, retirement benefits for defined benefit plans, financial instruments and balance sheet. The amendments are effective for fiscal periods beginning after December 15, 2012. The Company is currently considering the impact of this guidance in the financial statements.

In February 2013, further guidance was provided relating to the reporting of the effects on net income of significant amounts reclassified out of each component of accumulated other comprehensive income. Under the updated guidance, the effects on net income of significant amounts reclassified out of each component of accumulated other comprehensive income shall be shown, in one location, either on the face of the statement where net income is presented or as a separate disclosure in the notes to the financial statements. The amendment will result in additional disclosures in the Company’s consolidated financial statements.

In February 2013, the FASB issued guidance for the recognition, measurement and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation is fixed at the reporting date, including debt arrangements, other contractual obligations and settled litigation and judicial rulings. The guidance requires an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this guidance is fixed at the reporting date, as the sum of (a) the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and (b) any additional amount the reporting entity expects to pay on behalf of its co-obligors. The guidance also requires an entity to disclose the nature and amount of the obligation as well as other information about those obligations. The amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. The Company is evaluating the impact of the adoption of this amended guidance but does not expect it to have a material impact on its consolidated financial statements.

DECONSOLIDATION OF GOLAR PARTNERS (Notes)	12 Months Ended
Dec. 31, 2012
Deconsolidation [Abstract]
Deconsolidation of Golar Partners

5.	DECONSOLIDATION OF GOLAR PARTNERS

Under the provisions of the partnership agreement, the general partner irrevocably delegated the authority to the Partnership's board of directors to have the power to oversee and direct the operations of, manage and determine the strategies and policies of Golar Partners. During the period from Golar Partner's IPO in April 2011 until the time of its first AGM on December 13, 2012, Golar retained the sole power to appoint, remove and replace all members of Golar Partner's board of directors. From the first AGM, majority of the board members became electable by the common unitholders and accordingly, from this date Golar no longer retains the power to control the board of directors. As a result, from December 13, 2012, Golar Partners has been considered as an affiliate entity and not as a controlled subsidiary of the Company.
On December 13, 2012, based on the equity method, the Company recorded an investment in Golar Partners of $362.8 million, which represents the fair value of Golar's subordinated units (in-substance common stock) that were held by Golar on the deconsolidation date. On the same date, the Company calculated a gain on loss of control of $854.0 million. The gain on loss of control is calculated as follows:

(in thousands of $)	As of December 13, 2012
Fair value of investment in Golar Partners (a)	900,926
Carrying value of the non-controlling interest in Golar Partners	179,285
Subtotal	1,080,211
Less:
Carrying value of Golar Partner's net assets	238,409
Guarantees issued to Golar Partners (d)	23,266
Accumulated other comprehensive loss relating to Golar Partners (e)	8,989
Deferred tax benefit on intra-group transfers of long-term assets (g)	(44,449)
Gain on loss of control of Golar Partners	853,996
(a)    Fair value of investment in Golar Partners
The fair value of the Company's residual interest in Golar Partners comprised of the following:

(in thousands of $)	As of December 13, 2012
Common units (i) (see note 21)	346,950
General Partner units and Incentive Distribution Rights ("IDRs") (ii) (see note 22)	191,177
Subordinated units (iii) (see note 13)	362,799
900,926

(i) Common units (available-for-sale securities)
As of the deconsolidation date and December 31, 2012, the Company held 11.8 million common units representing 32.6% of the common units in issue, as a class. The Company's holding in the voting common units of Golar Partners have been accounted for under the guidance for available-for-sale securities on the basis that during the subordination period the common units have preferential dividend and liquidation rights. Accordingly, these securities are carried at fair value and any unrealized gains and losses on these securities are reflected directly in equity unless a realized loss is considered "other-than-temporary", in which case it is transferred to the statement of operations. Dividends received from its common units in Golar Partners during the subordination period will be recorded in the consolidated statement of operations in the line item "Dividend income".

(ii) General Partner units and IDRs
The Company's 2% general partner interest and 100% of the incentive distribution rights (IDRs) in Golar Partners have been accounted for as cost-method investments on the basis that the general partner interests have preferential liquidation and dividend rights during the subordination period.

The Company's interest in the general partner units have been recorded at their fair value as of December 13, 2012, based on the share price of the publicly traded common units of Golar Partners but adjusted for restrictions over their transferability and reduction in voting rights. The fair value of the IDRs as of December 13, 2012 was determined using a Monte Carlo simulation method. This simulation was performed within the Black Scholes option pricing model then solved via an iterative process by applying the Newton-Raphson method for the fair value of the IDRs, such that the price of a unit output by the Monte Carlo simulation equalled the price observed in the market. The method took into account the historical volatility, dividend yield as well as the share price of the units as of the deconsolidation date.

(iii) Subordinated units
As of the deconsolidation date and December 31, 2012, the Company held 15.9 million units representing 100% of the subordinated units. The Company's holding in the subordinated units of Golar Partners have been accounted for under the equity method on the basis that the subordinated units are considered to be, in-substance, common stock for accounting purposes. The fair value on December 13, 2012, was determined based on the quoted market price of the listed common units as of the deconsolidation date but discounted principally for their non-tradability and subordinated dividend and liquidation rights during the subordination period. The subordination period will end on the satisfaction of various tests as prescribed in the Partnership Agreement, but will not end before March 31, 2016, except with the removal of the Company as the general partner. Upon the expiration of the subordination period, the subordinated units will convert into common units.

(b)    Gain on retained investment in Golar Partners
In addition, the table below shows the portion of the gain on loss of control related to the remeasurement of the Company's retained investment (our ownership interest of 54.1%) in Golar Partners.

(in thousands of $)	As of December 13, 2012
Fair value of investment in Golar Partners	900,926
Less: Percentage retained of carrying value of net assets in Golar Partners	(129,077)
Gain on retained investment in Golar Partners	771,849

(c)    Accounting for basis difference
The investment in Golar Partners recorded under the equity method of $362.8 million included the Company's share of the basis difference between the fair value and the underlying book value of Golar Partners' assets at the deconsolidation date.

(in thousands of $)	Book value	Fair value	Basis difference	Golar's share of the basis difference
	100%	100%	100%	24.8%*

Vessels and equipment and vessels under capital leases (i)	1,192,779	1,924,027	731,248	181,326
Charter agreements (ii)	—	259,178	259,178	64,268
Goodwill (iii)	—	457,688	457,688	113,492
	1,192,779	2,640,893	1,448,114	359,086
*The Company's share of the basis difference is with reference to its holding in the subordinated units only.
The basis difference has been accounted for as follows:
(i) The basis difference assigned to vessels and equipment is being depreciated over the remaining estimated useful lives of the vessels and is recorded as a component of "Equity in net earnings(losses) of affiliates".
(ii) The basis difference relating to the charter agreements is being amortized over the remaining term of the charters and is recorded as a component of "Equity in net earnings (losses) of affiliates".
(iii) For the assigned goodwill, the Company will recognize its share of any impairment charge recorded by Golar Partners and consider the effect, if any, of the impairment on the assigned goodwill.
(d)    Guarantees
In accordance with ASC 460, the guarantees issued by the Company in respect of Golar Partners and its subsidiaries were fair valued as of the deconsolidation date of December 13, 2012. The fair value of the guarantees amounted to a liability of $23.3 million which is recorded in "Other long-term liabilities" and comprised of the following items:

(in thousands of $)	As of December 13, 2012

Debt guarantees	4,548
Golar Grand Option	7,217
Methane Princess tax lease indemnity	11,500
23,265

The debt guarantees were issued by Golar to third party banks in respect of certain secured debt facilities relating to Golar Partners and subsidiaries. The liability is being amortized over the remaining term of the respective debt facilities with the credit being recognized in "Other financial items".
The Golar Grand Option was issued in connection with the disposal of the Golar Grand to Golar Partners in November 2012. The fair value of the Golar Grand Option was determined by discounting the difference between the guaranteed charter rate per the Option agreement less the estimated market rate at the end of the initial lease term (See note 33(d)).
The Methane Princess tax lease indemnity of $11.5 million is based on the termination sum as of December 13, 2012, less the associated security deposit, but factoring in the timing and likelihood of an early termination (see note 35).
(e)     Golar Partners' accumulated other comprehensive income
The accumulated other comprehensive loss of $9.0 million in relation to Golar Partners was released to the consolidated statement of operations on deconsolidation.
(f)     Deconsolidation-related expenses
Deconsolidation related expenses amounting to approximately $0.4 million are included in administrative expenses in the consolidated statement of operations for the year ended December 31, 2012.
(g)    Deferred tax benefits on intra-group transfers of long-term assets
The release of the deferred tax benefits on intra-group transfers of long-term assets amounting to $44.4 million relates to vessels owned by Golar Partners; the Golar Freeze, the Golar Spirit and the NR Satu which upon the deconsolidation of Golar Partners was released and recognized as part of the gain on loss of control (see note 29).

BUSINESS ACQUISITION (Notes)	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Business Acquisition

6.	BUSINESS ACQUISITION

On January 18, 2012, the Company acquired the remaining 50% equity interest in its joint venture, Bluewater Gandria, which owns the LNG carrier, the Golar Gandria for $19.5 million. Bluewater Gandria is a company pursuing opportunities to develop offshore LNG FSRU projects. The Golar Gandria was acquired, reactivated and earmarked for conversion into a Floating Liquefied Natural Gas Vessel.

Details of the purchase consideration, the net assets acquired and goodwill are as follows:

(in thousands of $)		January 18, 2012
Fair value of previously held 50% equity interest (a)		19,500
Purchase consideration - cash		19,500
Total assumed acquisition consideration		39,000
Less: Fair value of net assets acquired:
Vessel and equipment, net	40,000
Inventories	931
Cash	62
Prepayments	40
Other liabilities	(100)
Subtotal		(40,933)
Gain on bargain purchase of Bluewater Gandria		(1,933)

The impact on the statement of operations of the acquisition of Bluewater Gandria is as follows:

(in thousands of $)
Gain on remeasurement (a)	2,356
Gain on bargain	1,933
Less: Acquisition related costs	(205)
Total gain on acquisition of Bluewater Gandria	4,084

As a result of acquiring the remaining 50% equity interest, we recognized a gain on bargain purchase as the cost of acquisition is less than the fair value of the net assets of the subsidiary acquired. We performed an assessment of the fair values of the assets acquired, liabilities assumed and consideration transferred. The assessment confirmed our gain on bargain purchase.

a)    Remeasurement of equity investment in Bluewater Gandria

On January 18, 2012, the Company remeasured its previously held 50% equity interest in Bluewater Gandria to its fair value as set forth in the table below:

(in thousands of $)	Equity investment in Bluewater Gandria
Fair value of previously held 50% equity interest	19,500
Less: Carrying value at acquisition date	(17,144)
Gain on remeasurement of equity interest	2,356

The fair value of the Company's previously held investment in Bluewater Gandria was assumed to be equal to the purchase price of $19.5 million paid to Bluewater in respect of its 50% share in the joint venture.

b)    Revenue and profit contributions

Since the acquisition date, the business has contributed revenues of $nil and a net loss of $14.6 million to the Company for the period from January 18, 2012 to December 31, 2012. Had the company been consolidated from January 1, 2012, it would have contributed revenues of $nil and a net loss of $15.3 million.

The Company has considered the fact that the LNG carrier, the Golar Gandria was in lay-up during 2011, hence Bluewater Gandria's statement of operations include mainly general and administrative expenses and minimal operating expenses resulting in a loss of $0.7 million for the year ended December 31, 2011. As a result, the Company has evaluated that had the business combination been consummated as of January 1, 2011, Bluewater Gandria's pro forma revenue and net income effect for the year ended December 31, 2011 would be immaterial and has not been presented here.

SEGMENTAL INFORMATION	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
SEGMENTAL INFORMATION

7.	SEGMENTAL INFORMATION

The Company owns and operates LNG carriers and operates FSRUs and provides these services under time charters under varying periods, and trades in physical and future LNG contracts. Golar's reportable segments consist of the primary services it provides. Although Golar's segments are generally influenced by the same economic factors, each represents a distinct product in the LNG industry. There have not been any intersegment sales during the periods presented. Segment results are evaluated based on net income. The accounting principles for the segments are the same as for the Company's consolidated financial statements. Indirect general and administrative expenses are allocated to each segment based on estimated use.

The split of the organization of the business into two segments was based on differences in management structure and reporting, economic characteristics, customer base, asset class and contract structure. As of December 31, 2012, the Company operates in the following two segments:

•	Vessel Operations – The Company owns and subsequently charters out LNG carriers on fixed terms to customers.

•
LNG Trading – Provides physical and financial risk management in LNG and gas markets for its customers around the world. Activities include structured services to outside customers, arbitrage service as well as proprietary trading.

Prior to the creation of the LNG trading business in September 2010, the Company had not presented segmental information as it considered it operated in one reportable segment, the LNG vessel market. The LNG trading operations meets the definition of an operating segment as the business is a financial trading business and its financial results are reported directly to the chief operating decision maker. The LNG trading segment is a distinguishable component of the Company from which it earns revenues and incurs expenses and whose operating results are regularly reviewed by the chief operating decision maker, and which is subject to risks and rewards different from the vessel operations segment.

(in thousands of $)	2012			2011
	Vessel operations	LNG Trading	Total	Vessel operations	LNG Trading	Total
Time charter revenues	410,345	—	410,345	299,848	—	299,848
Vessel and voyage operating expenses	(96,525)	—	(96,525)	(68,914)	—	(68,914)
Administrative expenses	(23,973)	(1,040)	(25,013)	(26,988)	(6,691)	(33,679)
Impairment of long-term assets	(500)	—	(500)	(500)	—	(500)
Depreciation and amortization	(85,187)	(337)	(85,524)	(69,814)	(472)	(70,286)
Other operating gains and losses	—	(27)	(27)	—	(5,438)	(5,438)
Operating income (loss)	204,160	(1,404)	202,756	133,632	(12,601)	121,031
Other non-operating income (loss)	858,080	(151)	857,929	541	—	541
Net financial expenses	(42,864)	(4)	(42,868)	(52,593)	(509)	(53,102)
Income taxes	(2,765)	—	(2,765)	1,705	—	1,705
Equity in net losses of affiliates	(609)	—	(609)	(1,900)	—	(1,900)
Net income (loss)	1,016,002	(1,559)	1,014,443	81,385	(13,110)	68,275
Non-controlling interests	(43,140)	—	(43,140)	(21,625)	—	(21,625)
Net income attributable to Golar LNG Ltd	972,862	(1,559)	971,303	59,760	(13,110)	46,650
Total assets	2,413,564	835	2,414,399	2,230,006	2,628	2,232,634
Investment in affiliates	367,656	—	367,656	22,529	—	22,529
Capital Expenditures	342,987	—	342,987	289,182	—	289,182

Revenues from external customers

During December 31, 2012, 2011 and 2010, the vast majority of the Company's vessel operations operated under time charters and in particular with seven charterers: Petrobras, Dubai Supply Authority, Pertamina, Qatar Gas Transport Company, BG Group plc, Shell and PT Nusantara Regas. Petrobras is a Brazilian energy company.  Dubai Supply Authority is a government entity which is the sole supplier of natural gas to the Emirate. Pertamina is the state-owned oil and gas company of Indonesia. Qatar Gas Transport Company is a Qatari-listed shipping company established by the State of Qatar.  Both BG Group Plc and Shell are headquartered in the United Kingdom. PT Nusantara Regas is a joint venture company of Pertamina and Perusahaan Gas Negara, an Indonesian company engaged in the transport and distribution of natural gas in Indonesia.

In time charters, the charterer, not the Company, controls the choice of which routes the Company's vessel will serve. These routes can be worldwide as determined by the charterers, except for the FSRUs, which operate at specific locations where the charterers are based.  Accordingly, the Company's management, including the chief operating decision maker, do not evaluate the Company's performance either according to customer or geographical region.

In the years ended December 31, 2012, 2011 and 2010, revenues from the following customers accounted for over 10% of the Company's consolidated time charter revenues:

(in thousands of $)	2012		2011		2010
Petrobras*	90,321	22%	93,741	31%	90,652	37%
Dubai Supply Authority*	45,951	11%	47,054	16%	29,893	12%
Pertamina*	35,455	9%	37,829	13%	36,944	15%
Qatar Gas Transport Company	23,006	6%	35,461	12%	—	—
BG Group plc*	96,179	23%	25,101	8%	49,147	20%
PT Nusantara Regas*	38,789	9%	—	—	—	—
Shell	2,590	1%	5,105	2%	25,440	10%

Geographical segment data

The following geographical data presents the Company's revenues and fixed assets with respect only to its FSRUs, operating under long-term charters, at specific locations. LNG vessels operate on a worldwide basis and are not restricted to specific locations. Accordingly, it is not possible to allocate certain assets of these operations to specific countries.

Revenues	2012	2011	2010

Brazil*	90,321	93,741	90,652
United Arab Emirates*	45,951	47,054	29,893
Indonesia*	38,789	—	—

Fixed assets	2012	2011

Brazil **	—	393,214
United Arab Emirates **	—	163,495

* A substantial portion of these revenues pertain to vessels owned by Golar Partners and its subsidiaries which were deconsolidated from December 13, 2012.
** These fixed assets relate to the FSRU vessels owned by Golar Partners and from December 13, 2012, have been deconsolidated from the Company's Consolidated Balance Sheet.

IMPAIRMENT OF LONG-TERM ASSETS	12 Months Ended
Dec. 31, 2012
IMPAIRMENT OF LONG-TERM ASSETS [Abstract]
IMPAIRMENT OF LONG-TERM ASSETS

8.	IMPAIRMENT OF LONG-TERM ASSETS

Impairment of long-term assets as at December 31, 2012, 2011 and 2010 are as follows:

(in thousands of $)	2012	2011	2010
Cost method investment (unlisted) (see note 22)	—	—	3,000
FSRU conversion parts (see note 23)	500	500	1,500
	500	500	4,500

The Company continually monitors events and changes in circumstances that could indicate carrying amounts of long-term assets may not be recoverable.

The impairment charge arising on the FSRU conversion parts of $0.5 million, $0.5 million and $1.5 million for the years ended December 31, 2012, 2011 and 2010, respectively, refers to the unutilized parts originally ordered for the Golar Spirit FSRU retrofitting following changes to the original project specification. These assets are classified within the Company's Vessel Operations segment.

During the year ended December 31, 2010, the Company identified events and changes in circumstances that indicated that the carrying value of its cost method investment in TORP Technology was not recoverable and accordingly, the Company fully impaired the investment and recognized an impairment charge of $3 million resulting in a $nil carrying value (see note 22).

OTHER FINANCIAL ITEMS, NET	12 Months Ended
Dec. 31, 2012
OTHER FINANCIAL ITEMS, NET [Abstract]
OTHER FINANCIAL ITEMS, NET

9.	OTHER FINANCIAL ITEMS, NET

(in thousands of $)	2012	2011	2010
Mark-to-market adjustment for interest rate swap derivatives (see note 32)	1,223	(10,057)	(5,295)
Interest rate swap cash settlements (see note 32)	(12,258)	(14,201)	(13,018)
Mark-to-market adjustment for foreign currency derivatives (see note 32)	6,485	(1,417)	(6,996)
Foreign exchange (loss) gain on capital lease obligations and related restricted cash, net	(5,645)	182	4,581
Financing arrangement fees and other costs	(1,766)	(930)	(6,743)
Loss on termination of lease financing arrangements	—	—	(7,777)
Amortization of deferred financing costs	(1,900)	(1,484)	(1,348)
Foreign exchange gain (loss) on operations	94	(945)	(1,473)
Other	4	(234)	(528)
	(13,763)	(29,086)	(38,597)

Finance arrangement fees and other costs of $6.7 million in 2010 arose mainly as a result of the restructuring of the lease financing arrangements relating to the Five Ships Leases in early 2010.  The Five Ships leases refers to leasing transactions that took place in April 2003, involving the sale of five 100 per cent owned subsidiaries to a financial institution in the UK.  The subsidiaries were established in Bermuda, to each own and operate one LNG carrier as their sole asset.  Simultaneous with the sale of the five entities, we leased each of the five vessels under separate lease agreements.  Following the termination of these arrangements in the fourth quarter of 2010, the related deferred financing charges were written off and a loss on termination of $7.8 million arising on the settlement of these obligations was recognized.

The foreign exchange (loss) gain on capital leases and related restricted cash arose as a result of the retranslation of the capital lease obligations and related restricted cash securing those obligations.

TAXATION	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
TAXATION

10.	TAXATION

The components of income tax expense (income) are as follows:

(in thousands of $)	2012	2011	2010
Current tax expense:
U.K.	2,101	2,733	1,030
Indonesia	6,828	—	—
Brazil	1,002	1,363	1,595
Total current tax expense	9,931	4,096	2,625
Deferred tax expense (income):
U.K.	91	886	(1,198)
Amortization of tax benefit arising on intra-group transfers of long term assets (see note 29)	(7,257)	(6,687)	—
Total income tax expense (income)	2,765	(1,705)	1,427

Bermuda

Under current Bermuda law, the Company is not required to pay income taxes or other taxes (other than duty on goods imported into Bermuda and payroll tax in respect of any Bermuda-resident employees). The Company has received written assurance from the Minister of Finance in Bermuda that, in the event of any such taxes being imposed, the Company will be exempted from taxation until March 31, 2035.

United States

Pursuant to the Internal Revenue Code of the United States (the "Code"), U.S. source income from the international operations of ships is generally exempt from U.S. tax if the Company operating the ships meets certain requirements.  Among other things, in order to qualify for this exemption, the Company operating the ships must be incorporated in a country which grants an equivalent exemption from income taxes to U.S. citizens and U.S. corporations and must be more than 50% owned by individuals who are residents, as defined, in such country or another foreign country that grants an equivalent exemption to U.S. citizens and U.S. corporations.  The management of the Company believes that it satisfied these requirements and therefore by virtue of the above provisions, it was not subject to tax on its U.S. source income.

Reconciliation between the income tax expense resulting from applying either the U.S. Federal or Bermudan statutory income tax rate and the reported income tax expense has not been presented herein as it would not provide additional useful information to users of the consolidated financial statements as the Company's net income is subject to neither Bermuda nor U.S. tax.

United Kingdom

Current taxation charge of $2.1 million, $2.7 million and credit of $1.0 million for the years ended December 31, 2012, 2011 and 2010, respectively, relates to taxation of the operations of the Company's United Kingdom subsidiaries, which includes amounts paid by one of the U.K. subsidiary's branch office in Oslo.  Taxable revenues in the U.K. are generated by U.K. subsidiary companies of Golar and are comprised of management fees received from Golar group companies as well as revenues from the operation of nine of Golar's vessels.  These vessels are sub-leased from other non-U.K. Golar companies, which in the case of three of the vessels are in turn leased from financial institutions. As of December 13, 2013, following the deconsolidation of Golar Partners, the Company no longer holds any capital leases.  As at December 31, 2012 the statutory rate in the U.K. was 24%.

As at December 31, 2012, the 2012 U.K. income tax returns have not been filed.  Accordingly, once filed the tax years 2008 to 2011 remain open for examination by the U.K. tax authorities.

The Company records deferred income taxes to reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  The company recorded deferred tax assets of $0.5 million and $0.6 million as of December 31, 2012 and 2011, respectively which have been classified as non-current and included within other long-term assets (see note 23).  These assets relate to differences for depreciation and net operating losses carried forward.

Indonesia

Current taxation charge of $6.8 million, $nil and $nil for the years ended December 31, 2012, 2011 and 2010, respectively, refers to taxation levied on the operations of Golar Partners' Indonesian subsidiary. However, the tax exposure in Indonesia is mitigated by revenue due under the charter such that taxes paid are fully recovered through the time charter rate.

Brazil

Current taxation charge of $1.0 million, $1.4 million and $1.6 million for the years ended December 31, 2012, 2011 and 2010, respectively, refers to taxation levied on Golar Partners' Brazilian operations.

Other jurisdictions

No tax has been levied on income derived from the Company's subsidiaries registered in Liberia, the Marshall Islands and the British Virgin Islands.

Deferred income tax assets are summarized as follows:

(in thousands of $)	2012	2011
Deferred tax assets, gross and net	531	622

EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
EARNINGS PER SHARE

11.	EARNINGS PER SHARE

Basic earnings per share ("EPS") are calculated with reference to the weighted average number of common shares outstanding during the year.  Treasury shares are not included in the calculation.  The computation of diluted EPS for the years ended December 31, 2012, 2011 and 2010, assumes the conversion of potentially dilutive instruments. The exercise of stock options using the treasury stock method was dilutive for all the years presented below as the exercise price was lower than the share price. The convertible bonds using the if-converted method were dilutive for the year ending December 31, 2012 and, therefore, 3,539,493 shares were included from the denominator in the calculation.

The components of the numerator for the calculation of basic and diluted EPS are as follows:

(in thousands of $)	2012	2011	2010
Net income attributable to Golar LNG Ltd stockholders – basic and diluted	971,303	46,650	384
Add: Interest expense on convertible bonds	11,358	—	—
	982,661	46,650	384

The components of the denominator for the calculation of basic and diluted EPS are as follows:

(in thousands)	2012	2011	2010
Basic earnings per share:
Weighted average number of shares	80,324	74,707	67,597
Weighted average number of treasury shares	—	—	(424)
Weighted average number of common shares outstanding	80,324	74,707	67,173

Diluted earnings per share:
Weighted average number of common shares outstanding	80,324	74,707	67,173
Effect of dilutive share options	380	326	220
Effect of dilutive convertible bonds	3,539	—	—
Common stock and common stock equivalents	84,243	75,033	67,393

Earnings per share are as follows:

	2012	2011	2010
Basic	$12.09	$0.62	$0.01
Diluted	$11.66	$0.62	$0.01

OPERATING LEASES	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
OPERATING LEASES

12.	OPERATING LEASES

Rental income

The minimum contractual future revenues to be received on time charters as of December 31, 2012, were as follows:

Year ending December 31,	Total
(in thousands of $)
2013	85,688
2014	79,388
2015	79,388
2016	40,613
2017	26,560
Total *	311,637

* This includes the minimum contractual revenues of $143.4 million relating to the Golar Maria which was sold to Golar Partners in February 2013.

The cost and accumulated depreciation of vessels leased to third parties at December 31, 2012 and 2011 were $620 million and $141.2 million, and $1,878 million and $392 million, respectively.

Rental expense

The Company is committed to making rental payments under operating leases for office premises.  The future minimum rental payments under the Company's non-cancellable operating leases are as follows:

Year ending December 31,	Total
(in thousands of $)
2013	676
2014	556
2015	556
2016	556
2017	556
2018	232
Total minimum lease payments	3,132

Total rental expense for operating leases was $0.7 million, $1.0 million and $12.1 million for the years ended December 31, 2012, 2011 and 2010, respectively. During 2010, the Company incurred charter hire payments to third parties for a contracted-in vessel that was accounted for as an operating lease that was terminated in September 2010.

INVESTMENTS IN AFFILIATES	12 Months Ended
Dec. 31, 2012
Equity Method Investments and Joint Ventures [Abstract]
INVESTMENTS IN AFFILIATES

13.	INVESTMENTS IN AFFILIATES

At December 31, 2012, the Company has the following participation in investments that are recorded using the equity method:

	2012	2011
Golar Partners (1) (3)	29.9%	—
Bluewater Gandria NV ("Bluewater Gandria") (2)	—	50%
Egyptian Company for Gas Services S.A.E ("ECGS")	50%	50%
Golar Wilhelmsen Management AS ("Golar Wilhelmsen")	60%	60%

(1) Golar Partners and its subsidiaries were included in the Company's consolidated financial statements for all periods until December 13, 2012, following its first AGM upon which the majority of directors were elected by the common unitholders, Golar Partners was deconsolidated and the Company's interests in the subordinated units were accounted for under the equity method from that date (see note 5 for further details).

(2) In January 2012, Bluewater Gandria became a wholly-owned subsidiary of the Company pursuant to the purchase of the remaining 50% equity interest by the Company (see note 6).

(3) The Company held a 54.1% ownership in Golar Partners as of December 31, 2012. However the 29.9% interest refers to the Company's interests in the subordinated units which are subject to the equity method accounting.

The carrying amounts of the Company's investments in its equity method investments as at December 31, 2012 and 2011 are as follows:

(in thousands of $)	2012	2011

Golar Partners	362,064	—
Bluewater Gandria	—	17,143
ECGS	5,592	5,294
Golar Wilhelmsen	—	92
Equity in net assets of affiliates	367,656	22,529

The components of equity in net assets of non-consolidated affiliates are as follows:

(in thousands of $)	2012	2011
Cost	374,729	28,868
Dividend	(125)	—
Equity in net earnings of other affiliates	(6,948)	(6,339)
Equity in net assets of affiliates	367,656	22,529

Quoted market prices for ECGS and Golar Wilhelmsen are not available because these companies are not publicly traded. We hold various interests in Golar Partners (common units, subordinated units, general partner units and IDRs), however as discussed in detail in note 5, only the Company's interests on subordinated units have been accounted for under the equity method which are not listed but were fair valued at the deconsolidation date of December 13, 2012.

Golar Partners

Golar Partners is an owner and operator of FSRUs and LNG carriers under long-term charters. As of December 31, 2012, it had a fleet of seven vessels managed by the Company.

In April 2011, the Company completed the IPO of Golar Partners and listed it on the Nasdaq Stock Exchange.

During the period from the IPO in April 2011 until the time of Golar Partner's first AGM on December 13, 2012, Golar retained the sole power to appoint, remove and replace all members of Golar Partners' board of directors. From the first AGM, the majority of the board members became electable by the common unitholders and, accordingly, from this date Golar no longer retains the power to control the board of directors. As a result, from December 13, 2012, Golar Partners has been considered as an affiliate entity and not as a controlled subsidiary of the Company (see note 5).

As of December 31, 2012, the carrying amount of the investment in Golar Partners (subordinated units) accounted for under the equity method was $362.1 million. Refer to note 5 for details of deconsolidation including determining the fair value of the investment in Golar Partners and the treatment of the basis difference.

Bluewater Gandria

In July 2008, the Company acquired a 50% interest in the voting rights of Bluewater Gandria for an initial equity sum of $22.0 million.  Bluewater Gandria is an incorporated unlisted company, which owns an LNG carrier, the Golar Gandria, which was initially formed for the purposes of pursuing opportunities to develop offshore LNG FSRU projects.  Bluewater Gandria was jointly owned and operated together with a third party.  Accordingly, the Company adopted the equity method of accounting for its 50% investment in Bluewater Gandria, as it considered it had joint significant influence until January 2012 when Bluewater Gandria became a wholly-owned subsidiary of the Company pursuant to the purchase of the remaining 50% equity interest by the Company (see note 6).

On January 18, 2012, the Company acquired the remaining 50% equity interest for $19.5 million in its joint venture, Bluewater Gandria. At that point, Golar obtained control of Bluewater Gandria, and consequently, concluded that a business combination had occurred and consolidated Bluewater Gandria from that date onwards.

ECGS

In December 2005, the Company entered into an agreement with The Egyptian Natural Gas Holding Company, or EGAS, and HK Petroleum Services to establish a jointly owned company ECGS, to develop hydrocarbon businesses in Egypt and in particular LNG related businesses.  In March 2006, the Company acquired 0.5 million common shares in ECGS at a subscription price of $1 per share.  This represents a 50% interest in the voting rights of ECGS. ECGS is an incorporated unlisted company, which has been set up to develop hydrocarbon business and in particular LNG related business in Egypt. ECGS is jointly owned and operated together with other third parties.  Therefore the Company has adopted the equity method of accounting for its 50% investment in ECGS, as it considers it has joint significant influence.  In December 2011, ECGS called up its remaining share capital amounting to $7.5 million.  Of this, the Company paid $3.75 million to maintain its 50% equity interest.

Dividends received for each of the years ended December 31, 2012 and 2011 were $0.1 million and $nil, respectively.

Golar Wilhelmsen

During 2010 Golar Management Ltd and Wilhelmsen Ship Management AS ("WSM") incorporated a Norwegian private limited company with the name "Golar Wilhelmsen Management AS" or Golar Wilhelmsen. The purpose is to build an organization specialized in the technical management of gas carriers. The company's focus shall be LNG carriers, FSRUs, floating LNG terminals and other gas carrying vessels which will initially include Golar's fleet of vessels and eventually vessels from third parties. WSM has for some time served as the technical manager for the Company's vessels. In September 2010, the Company entered into new ship management agreements with Golar Wilhelmsen for its fleet, cancelling its previous arrangements.

Both the Company and WSM have joint control over the operational and financial policies of Golar Wilhelmsen. Accordingly, the Company has adopted the equity method of accounting for its interest in Golar Wilhelmsen as it considers it has joint significant influence by virtue of significant participating rights of the non-controlling interest, WSM.

Summarized financial information of the affiliated undertakings shown on a 100% basis are as follows:

(in thousands of $)	December 31, 2012
	Golar Wilhelmsen	ECGS	Golar Partners
Balance Sheet
Current assets	7,690	31,853	107,370
Non-current assets	—	1,368	1,403,604
Current liabilities	7,667	20,859	169,717
Non-current liabilities	—	1,183	1,099,713
Non-controlling interest	—	—	71,858

Statement of Operations
Revenue	4,245	61,769	286,630
Net (loss) income	(494)	849	127,141

TRADE ACCOUNTS RECEIVABLE	12 Months Ended
Dec. 31, 2012
Receivables [Abstract]
TRADE ACCOUNTS RECEIVABLE

14.	TRADE ACCOUNTS RECEIVABLE

Trade accounts receivable are presented net of allowances for doubtful accounts.  The provision for doubtful debts was $nil and $0.6 million for the years ended December 31, 2012 and 2011, respectively.

OTHER RECEIVABLES, PREPAID EXPENSES AND ACCRUED INCOME	12 Months Ended
Dec. 31, 2012
OTHER RECEIVABLES, PREPAID EXPENSES AND ACCRUED INCOME [Abstract]
OTHER RECEIVABLES, PREPAID EXPENSES AND ACCRUED INCOME

15.	OTHER RECEIVABLES, PREPAID EXPENSES AND ACCRUED INCOME

(in thousands of $)	2012	2011
Prepaid expenses	1,318	3,219
Other receivables	3,991	1,243
Accrued interest income	—	373
	5,309	4,835

NEWBUILDINGS	12 Months Ended
Dec. 31, 2012
NEWBUILDINGS [Abstract]
NEWBUILDINGS

16.	NEWBUILDINGS

(in thousands of $)	2012	2011
Purchase price installments	418,062	186,159
Interest costs capitalized	13,897	3,610
Other costs capitalized	3,900	331
	435,859	190,100

As at December 31, 2012, the Company has entered into newbuilding contracts to construct eleven LNG carriers and two FSRUs at a total contract cost of $2.7 billion. See Note 34 for the expected timing of the remaining installments to be paid.

VESSELS AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT, NET

17.	VESSELS AND EQUIPMENT, NET

(in thousands of $)	2012	2011
Cost	771,945	1,584,365
Accumulated depreciation	(198,330)	(381,362)
Net book value	573,615	1,203,003

As at December 31, 2012, the Company owned six (2011: nine) vessels. The decrease in vessels is a result of the deconsolidation of Golar Partners, from December 13, 2012 (see note 5) offset by the acquisition of the Golar Gandria in January 2012 (see note 6).

Drydocking costs of $34.2 million and $39.8 million are included in the cost amounts above as of December 31, 2012 and 2011, respectively.  Accumulated amortization of those costs as of December 31, 2012 and 2011 were $12.9 million and $12.1 million, respectively.

Depreciation and amortization expense for the years ended December 31, 2012, 2011 and 2010 was $70.3 million, $54.3 million and $52.8 million, respectively.

As at December 31, 2012 and 2011, included in the above amounts is office equipment with a net book value of $1.8 million and $1.7 million, respectively.

As at December 31, 2012 and 2011, vessels with a net book value of $432.9 million and $1,188 million, respectively were pledged as security for certain debt facilities (see note 35).

VESSELS UNDER CAPITAL LEASES, NET	12 Months Ended
Dec. 31, 2012
VESSELS UNDER CAPITAL LEASES, NET [Abstract]
VESSELS UNDER CAPITAL LEASES, NET

18.	VESSELS UNDER CAPITAL LEASES, NET

(in thousands of $)	2012	2011
Cost	—	600,395
Accumulated depreciation and amortization	—	(98,491)
Net book value	—	501,904

As of December 31, 2012, the Company no longer operated any vessels under capital leases (2011: three). The decrease in vessels under capital leases is a result of the deconsolidation of Golar Partners, effective from December 13, 2012 (see note 5).

The drydocking costs and acumulated amortization included in the amounts above as of December 31, 2012 and 2011 were $nil and $9.9 million, respectively.  Accumulated amortization of those costs at December 31, 2012 and 2011 were $nil and $4.9 million respectively.

Depreciation and amortization expense for vessels under capital leases for the years ended December 31, 2012, 2011 and 2010 was $15.8 million, $16.6 million and $16.1 million, respectively.

DEFERRED CHARGES	12 Months Ended
Dec. 31, 2012
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
DEFERRED CHARGES

19.	DEFERRED CHARGES

Deferred charges represent financing costs, principally bank fees that are capitalized and amortized to other financial items over the life of the debt instrument.  If a loan is repaid early any unamortized portion of the related deferred charges is charged against income in the period in which the loan is repaid.  The deferred charges are comprised of the following amounts:

(in thousands of $)	2012	2011
Debt arrangement fees and other deferred financing charges	6,335	14,860
Accumulated amortization	(2,271)	(5,291)
	4,064	9,569

Amortization of deferred charges for the years ended December 31, 2012, 2011 and 2010 was $1.9 million, $1.5 million and $1.5 million, respectively.

RESTRICTED CASH AND SHORT-TERM INVESTMENTS	12 Months Ended
Dec. 31, 2012
RESTRICTED CASH AND SHORT-TERM INVESTMENTS [Abstract]
RESTRICTED CASH AND SHORT-TERM INVESTMENTS

20.	RESTRICTED CASH AND SHORT-TERM INVESTMENTS

The Company's restricted cash and short-term investment balances are as follows:

(in thousands of $)	2012	2011
Restricted cash relating to projects	1,551	3,500
Golar Partners and subsidiaries' restricted cash
Total security lease deposits for lease obligations	—	190,516
Restricted cash and short-term investments relating to the Mazo facility	—	10,254
Restricted cash relating to the Freeze facility	—	9,012
	1,551	213,282

As of December 31, 2012, the Company's restricted cash relates only to bid bonds in respect of project tenders entered into by the Company. Some tenders require bid bonds to ensure that the bidder fully complies with the tender terms and conditions. Bid bonds are returned if the tender is unsuccessful or, if the contract is won, upon the signing of the contract or can be forfeited by the bidder if certain tender criteria are not fulfilled.

The decrease in restricted cash is a result of the deconsolidation of Golar Partners from December 13, 2012 (see note 5). As a result, Golar Partners has been considered an affiliate and not a controlled subsidiary of the Company and its restricted cash balances are not consolidated in the balance sheet as of December 31, 2012. Consequently, additional disclosures have not been included here.

Restricted cash does not include minimum consolidated cash balances of $25 million (see note 27) required to be maintained as part of the financial covenants in some of the Company's loan facilities, as these amounts are included in "Cash and cash equivalents".

The analysis of short-term restricted cash and short-term investments at December 31, 2012 and 2011 is as follows:

(in thousands of $)	2012	2011
Restricted cash relating to projects	1,551	3,500
Golar Partners and subsidiaries' restricted cash
Lease security deposits	—	5,246
Restricted cash and short-term investments relating to the Mazo facility (see note 27)	—	10,254
Restricted cash relating to the Freeze facility (see note 27)	—	9,012
Short-term restricted cash and short-term investments	1,551	28,012

INVESTMENTS IN AVAILABLE-FOR-SALE SECURITIES (Notes)	12 Months Ended
Dec. 31, 2012
Investments, Debt and Equity Securities [Abstract]
INVESTMENTS IN AVAILABLE-FOR-SALE SECURITIES

21.	INVESTMENTS IN AVAILABLE-FOR-SALE SECURITIES

	2012	2011
Golar Partners (see note 5)	352,861	—
GasLog	173	—
	353,034	—

The investment in Golar Partners represents its interest in the common units only, which includes an unrealized gain of $5.9 million.

GasLog, which is listed on the New York Stock Exchange, is an owner, operator and manager of liquefied natural gas (LNG) carriers.

COST METHOD INVESTMENTS (Notes)	12 Months Ended
Dec. 31, 2012
Cost Method Investments Disclosure [Abstract]
COST METHOD INVESTMENTS

22.	COST METHOD INVESTMENTS

	2012	2011
Golar Partners	191,177	—
OLT Offshore LNG Toscana S.p.A ("OLT–O")	7,347	7,347
	198,524	7,347

The Company's investment in Golar Partners was $191.2 million, which relates to the Company's interests in the general partner units and IDR interests which were measured at fair value as of the deconsolidation date (see note 5 for further details).

OLT-O is an Italian incorporated unlisted company, which is involved in the construction, development, operation and maintenance of a FSRU terminal to be situated off the Livorno coast of Italy.  As at December 31, 2012, the Company's investment in OLT-O was $7.3 million amounting to a 2.7% interest in OLT–O's issued share capital.

TORP Technology is a Norwegian registered unlisted company, which is involved in the construction of an offshore regasification terminal in the US Gulf of Mexico.  During December 2010, the Company identified events and changes in circumstances which indicated the carrying value of this investment was not recoverable. Therefore the Company fully impaired its investment in TORP Technology resulting in an impairment charge of $3.0 million in 2010.  Accordingly as of December 31, 2012 and 2011, the Company recognized a $nil carrying value for the investment but retains a 1.1% interest in the company's issued share capital.

OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2012
OTHER NON-CURRENT ASSETS [Abstract]
OTHER NON-CURRENT ASSETS

23.	OTHER NON-CURRENT ASSETS

(in thousands of $)	2012	2011
Deferred tax asset (see note 10)	531	622
Other long-term assets	6,238	6,324
	6,769	6,946

Other long-term assets include unutilized parts originally ordered for the Golar Spirit FSRU retrofitting following changes to the original project specification.  Of these parts $8.4 million have been used internally for both the retrofitting of the NR Satu and to a lesser extent the Golar Freeze in 2009.  Since acquisition, the Company has recognized total impairment charges of $4.0 million (see note 8).  As of December 31, 2012 and 2011, the carrying value of these parts was $3.0 million and $3.5 million, respectively.

ACCRUED EXPENSES	12 Months Ended
Dec. 31, 2012
Payables and Accruals [Abstract]
ACCRUED EXPENSES

24.	ACCRUED EXPENSES

(in thousands of $)	2012	2011
Vessel operating and drydocking expenses	8,248	8,298
Administrative expenses	8,070	6,555
Interest expense	3,094	7,045
Provision for taxes	1,001	8,744
	20,413	30,642

Vessel operating and drydocking expense related accruals are composed of vessel operating expenses including direct vessel operating costs associated with operating a vessel, such as crew wages, vessel supplies, routine repairs, maintenance, drydocking, lubricating oils, insurances and management fees for the provision of commercial and technical management services.

Administrative expense related accruals are composed of general overhead, including personnel costs, legal and professional fees, costs associated with project development, property costs and other general expenses.

In 2011, included within the provision for taxes was an amount of $6 million which related to tax arising on the termination of the leases relating to five vessels which crystallized in 2011 in connection with an intra-group transfer of the related long-term assets (see note 29). The full amount was settled in 2012.

OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2012
OTHER CURRENT LIABILITIES [Abstract]
OTHER CURRENT LIABILITIES

25.	OTHER CURRENT LIABILITIES

(in thousands of $)	2012	2011
Deferred drydocking, operating cost and charterhire revenue	8,040	15,464
Mark-to-market interest rate swaps valuation (see note 32)	26,472	59,084
Mark-to-market currency swaps valuation (see note 32)	94	27,622
Current portion of the deferred tax benefit arising on intra-group transfer of long-term assets (see note 29)	3,156	7,256
Deferred credits from capital lease transactions (see note 29)	—	627
Other	244	928
	38,006	110,981

PENSIONS	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
PENSIONS

26.	PENSIONS

Defined contribution scheme
The Company operates a defined contribution scheme.  The pension cost for the period represents contributions payable by the Company to the scheme.  The charge to net income for the years ended December 31, 2012, 2011 and 2010 was $0.8 million, $0.8 million and $0.5 million, respectively.

In respect of its Norwegian employees of which there were 10 (2011: 13) as of December 31, 2012, the Company is required by Norwegian law to contribute into a multi-employer early retirement plan for the private sector.  Accordingly, the Company as a participant in a multi-employer plan recognizes as net pension cost the required contribution for the period and recognizes as a liability any unpaid contributions required for the period.

Defined benefit schemes
The Company has two defined benefit pension plans both of which are closed to new entrants but which still cover certain employees of the Company. Benefits are based on the employee's years of service and compensation.  Net periodic pension plan costs are determined using the Projected Unit Credit Cost method.  The Company's plans are funded by the Company in conformity with the funding requirements of the applicable government regulations.  Plan assets consist of both fixed income and equity funds managed by professional fund managers.

The Company uses a measurement date of December 31 for its pension plans.

The components of net periodic benefit costs are as follows:

(in thousands of $)	2012	2011	2010
Service cost	429	459	485
Interest cost	2,361	2,729	2,891
Expected return on plan assets	(920)	(1,168)	(1,197)
Recognized actuarial loss	1,273	985	954
Net periodic benefit cost	3,143	3,005	3,133

The estimated net loss for the defined benefit pension plans that will be amortized from accumulated other comprehensive income into net periodic pension benefit cost during the year ended December 31, 2013 is $1.4 million.

The change in benefit obligation and plan assets and reconciliation of funded status as of December 31 are as follows:

(in thousands of $)	2012	2011
Reconciliation of benefit obligation:
Benefit obligation at January 1	52,430	51,056
Service cost	429	459
Interest cost	2,361	2,729
Actuarial loss	3,890	1,751
Foreign currency exchange rate changes	509	(114)
Benefit payments	(5,328)	(3,451)
Benefit obligation at December 31	54,291	52,430

The accumulated benefit obligation at December 31, 2012 and 2011 was $52.2 million and $51.0 million, respectively.

(in thousands of $)	2012	2011
Reconciliation of fair value of plan assets:
Fair value of plan assets at January 1	14,846	17,605
Actual return on plan assets	1,807	(1,656)
Employer contributions	2,434	2,440
Foreign currency exchange rate changes	435	(92)
Benefit payments	(5,328)	(3,451)
Fair value of plan assets at December 31	14,194	14,846

(in thousands of $)	2012	2011
Projected benefit obligation	(54,291)	(52,430)
Fair value of plan assets	14,194	14,846
Funded status (1)	(40,097)	(37,584)

Employer contributions and benefits paid under the pension plans include $2.4 million paid from employer assets for each of the years ended December 31, 2012 and 2011.

(1) The Company's plans are composed of two plans that are both underfunded as at December 31, 2012 and 2011.

The details of these plans are as follows:

	December 31, 2012			December 31, 2011
(in thousands of $)	UK Scheme	Marine Scheme	Total	UK Scheme	Marine Scheme	Total
Projected benefit obligation	(9,718)	(44,573)	(54,291)	(9,839)	(42,591)	(52,430)
Fair value of plan assets	8,486	5,708	14,194	8,251	6,595	14,846
Funded status at end of year	(1,232)	(38,865)	(40,097)	(1,588)	(35,996)	(37,584)

The fair value of the Company's plan assets, by category, as of December 31, 2012 and 2011 were as follows:

(in thousands of $)	2012	2011
Equity securities	9,520	10,051
Debt securities	3,007	2,267
Cash	1,667	2,528
	14,194	14,846

The Company's plan assets are primarily invested in funds holding equity and debt securities, which are valued at quoted market price. These plan assets are classified within Level 1 of the fair value hierarchy.

The amounts recognized in accumulated other comprehensive income consist of:

(in thousands of $)	2012	2011
Net actuarial loss	17,809	15,486

The actuarial loss recognized in the other comprehensive income is net of tax of $0.3 million for the year ended December 31, 2012 and $0.4 million for the years ended December 31, 2011 and 2010.

The asset allocation for the Company's Marine scheme at December 31, 2012 and 2011, and the target allocation for 2013, by asset category are as follows:

Marine scheme	Target allocation 2013 (%)	2012 (%)	2011 (%)
Equity	30-65	30-65	30-65
Bonds	10-50	10-50	10-50
Other	20-40	20-40	20-40
Total	100	100	100

The asset allocation for the Company's UK scheme at December 31, 2012 and 2011, and the target allocation for 2013, by asset category are as follows:

UK scheme	Target allocation 2013 (%)	2012 (%)	2011 (%)
Equity	70.0	72.5	72.5
Bonds	30.0	22.5	22.5
Cash	—	5.0	5.0
Total	100	100	100

The Company's investment strategy is to balance risk and reward through the selection of professional investment managers and investing in pooled funds.

The Company is expected to make the following contributions to the schemes during the year ended December 31, 2013, as follows:

(in thousands of $)	UK scheme	Marine scheme
Employer contributions	617	1,800

The Company is expected to make the following pension disbursements as follows:

(in thousands of $)	UK scheme	Marine scheme
2013	244	3,000
2014	244	3,000
2015	244	3,000
2016	244	3,000
2017	244	3,000
2018 - 2022	1,625	15,000

The weighted average assumptions used to determine the benefit obligation for the Company's plans at December 31 are as follows:

	2012	2011
Discount rate	4.10%	4.70%
Rate of compensation increase	2.96%	2.52%

The weighted average assumptions used to determine the net periodic benefit cost for the Company's plans for the year ended December 31 are as follows:

	2012	2011
Discount rate	4.10%	4.70%
Expected return on plan assets	6.75%	6.75%
Rate of compensation increase	2.52%	2.49%

The overall expected long-term rate of return on assets assumption used to determine the net periodic benefit cost for the Company's plans for the years ending December 31, 2012 and 2011 is based on the weighted average of various returns on assets using the asset allocation as at the beginning of 2012 and 2011.  For equities and other asset classes, the Company has applied an equity risk premium over ten year governmental bonds.

DEBT	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
DEBT

27.	DEBT

(in thousands of $)	2012	2011
Total long-term debt due to third parties	504,906	691,549
Total long-term debt due to related parties	—	80,000
Total long-term debt (including related parties)	504,906	771,549
Less: current portion of long-term debt due to third parties and related parties	(14,400)	(64,306)
Long-term debt (including related parties)	490,506	707,243

The outstanding debt as of December 31, 2012 is repayable as follows:

Year ending December 31,
(in thousands of $)
2013	14,400
2014	92,675
2015	91,900
2016	4,400
2017	301,531
Total	504,906

The Company's debt is denominated in U.S. dollars and bears floating interest rates.  The weighted average interest rate for the years ended December 31, 2012 and 2011 was 3.97% and 2.59%, respectively.

As of December 31, 2012 and 2011, the margins Golar pays under its loan agreements are over and above LIBOR at a fixed or floating rate range from to 0.70% to 0.95% (excluding the Convertible bonds which does not have a margin) and 0.70% to 3.50%, respectively.

At December 31, 2012 and 2011, the Company's debt was as follows:

(in thousands of $)	2012	2011	Maturity date
World Shipholding revolving credit facility (a related party)	—	80,000	2013
Golar Maria facility	89,525	94,525	2014
Golar Arctic facility	96,250	101,250	2015
Golar Viking facility	90,800	95,200	2017
Convertible bonds	228,331	—	2017
Golar Partners and subsidiaries' loans:
Mazo facility	—	38,932	2013
Golar LNG Partners credit facility	—	257,500	2018
Golar Freeze facility	—	104,142	2018
	504,906	771,549

World Shipholding revolving credit facility (a related party)

In April 2011, the Company entered into a $80 million revolving credit facility with a company related to our major shareholder, World Shipholding. The Company drew down a total amount of $80 million in the period to December 2011. In January 2012, February 2012 and May 2012, the revolving credit facility was amended to $145 million, $250 million and $120 million, respectively, without any further changes to the original terms of the facility. In July 2012, the facility was repaid in full with the proceeds received from the sale of the companies that own and operate the NR Satu to Golar Partners. As of December 31, 2012 the Company has not drawn down on the facility. The facility is unsecured and bears interest at LIBOR plus 3.5% together with a commitment fee of 0.75% of any undrawn portion of the credit facility.

Golar Maria facility

In April 2006, the Company entered into a $120 million secured loan facility with a bank for the purpose of financing the Golar Maria.  The facility bears floating interest rate of LIBOR plus a margin and is repayable in quarterly installments and had an initial term of five years.  In March 2008, the facility was restructured to lower the margin and to extend the term of the facility to December 2014, with a revised final balloon payment of $80.8 million due in December 2014.

Golar Arctic facility

In January 2008, the Company entered into a secured loan facility for an amount of $120 million, for the purpose of financing the purchase of the Golar Arctic, which we refer to as the Golar Arctic facility.  The facility bears interest at LIBOR plus a margin and is repayable in quarterly installments over a term of seven years with a final balloon payment of $86.3 million due in January 2015.

Golar Viking

In January 2005 the Company entered into a $120 million secured loan facility with a bank for the purpose of financing the newbuilding, the Golar Viking.  This facility was refinanced in August 2007 for an amount of $120 million.

The structure of the Golar Viking facility is such that the bank loaned funds of $120 million to Golar, which the Company then re-loaned to a newly created entity of the bank, ("Investor Bank").  With the proceeds, Investor Bank then subscribed for preference shares in a Golar group company.  Another Golar company issued a put option in respect of the preference shares.  The effect of these transactions is that investor bank is required to pay fixed interest to Golar.  The interest payments to Golar by Investor Bank are contingent upon receipt of these preference dividends.  In the event these dividends are not paid, the preference dividends will accumulate until such time as there are sufficient cash proceeds to settle all outstanding arrearages.  Applying ASC 810 to this arrangement, the Company has concluded that Golar is the primary beneficiary of Investor Bank and accordingly has consolidated it into the Golar group.  Accordingly, as at December 31, 2012, the Consolidated Balance Sheet and Consolidated Statement of Operations includes Investor Bank's net assets of $nil and net income of $nil, respectively, due to elimination on consolidation, of accounts and transactions arising between Golar and the Investor Bank.

The Golar Viking facility accrues floating interest at a rate of LIBOR plus a margin.  The loan has a term of 10 years and is repayable in quarterly installments with a final balloon payment of $71.0 million due in August 2017.  The loan is secured by a mortgage on this vessel.

Convertible Bonds

In March 2012, the Company completed a private placement offering for convertible bonds, for gross proceeds of $250 million. Accordingly, on inception we recognized a liability of $221.9 million and an equity portion of $25 million. The liability component is recorded at its present value (discounted using an equivalent borrowing rate which does not include the conversion option) and the accretion from its initial discounted value to par. The equity component is valued as the residual of par less the liability value. The impact of this treatment over the life of the instrument is to increase the interest charge to a "normalized" interest rate as the discount on the liability unwinds over the period to settlement. The secured convertible bonds mature in March 2017 when the holder may convert the bonds into common shares of Golar or redeem at 100% of the principal amount. The convertible bonds have an annual coupon rate of 3.75% which is payable quarterly in arrears and have a conversion price of $55. The Company declared dividends of $1.60 during the year. The conversion price was adjusted from $55 to $52.29 effective on December 5, 2012.

The Company has a right to redeem the bonds at par plus accrued interest, provided that 90% or more of the bonds issued shall have been redeemed or converted to shares. Accordingly, if the bonds were converted, 4,780,901 shares would be issued if the bonds were converted at the conversion price of $52.29 as at December 31, 2012.

The bond may be converted to the Company's ordinary shares by the holders at any time starting on the forty first business day of the issuance until the tenth business day prior to March 7, 2017.

Golar Partners and subsidiaries loans

From December 13, 2012, Golar Partners has been considered as an affiliate of the Company and not as a controlled subsidiary of the Company. As a result, Golar Partners and its loans are not consolidated in the Company's balance sheet as of December 31, 2012, and consequently, additional disclosures for Golar Partners' loans for 2012 have not been included.

Debt restrictions

Certain of the Company's debt are collateralized by ship mortgages and, in the case of some debt, pledges of shares by each guarantor subsidiary.  The existing financing agreements impose operating and financing restrictions which may significantly limit or prohibit, among other things, the Company's ability to incur additional indebtedness, create liens, sell capital shares of subsidiaries, make certain investments, engage in mergers and acquisitions, purchase and sell vessels, enter into time or consecutive voyage charters or pay dividends without the consent of the Lenders.  In addition, Lenders may accelerate the maturity of indebtedness under financing agreements and foreclose upon the collateral securing the indebtedness upon the occurrence of certain events of default, including a failure to comply with any of the covenants contained in the financing agreements.  Various debt agreements of the Company contain certain covenants, which require compliance with certain financial ratios. Such ratios include equity ratio covenants and minimum free cash restrictions.  With regards to cash restrictions, Golar has covenanted to retain at least $25 million of cash and cash equivalents on a consolidated group basis.

In April 2013, Golar Partners received waivers relating to breach of covenants with respect to two debt facilities held by Golar Partners, Golar LNG Partners credit facility and the Golar Freeze facility, relating to change of control over the Partnership. The waiver relating to the Golar LNG Partners credit facility extends to January 1, 2014. The waiver relating to the Golar Freeze facility is permanent. As discussed in note 1 to our financial statements, following the first annual general meeting of  common unitholders on December 13, 2012, Golar ceased to control the Partnership's board of directors as the majority of board members became electable by the common unitholders . Absent these waivers, Golar Partners would not have been in compliance with this covenant as of December 31, 2012 as Golar no longer controls the appointment of the majority of the members of the Partnership's board of directors. In connection with the grant of such waiver, in order to avoid any such default that could occur in the future, the definition of a change of control contained in the Golar LNG Partners credit facility and the Golar Freeze facility are being amended. Except for Golar Partners violation of this covenant, the Company was in compliance with all the covenants under its various loan agreements. In connection with the grant of such a waiver, in order to avoid any such default that could occur in the future, the definition of a change of control are being amended.

In March 2012, Golar Partners received a waiver relating to its requirement to comply with its consolidated net worth covenants as of December 31, 2011. Absent this waiver, Golar Partners, would not have been in compliance with such covenant as of December 31, 2011 due to the required accounting treatment of Golar Partners' acquisition of the entities that own and operate the Golar Freeze from Golar that required accounting as a reorganization of entities under common control. In connection with the grant of such waiver, the credit facility was amended to permit, in connection with up to two such additional acquisitions, the addition to Golar Partners' consolidated net worth (as defined in such credit facility) of the difference between the original purchase price and the original net book value (subject to adjustment for depreciation).

CAPITAL LEASES	12 Months Ended
Dec. 31, 2012
Leases, Capital [Abstract]
CAPITAL LEASES

28.	CAPITAL LEASES

(in thousands of $)	2012	2011
Total long-term obligations under capital leases	—	405,843
Less: current portion of obligations under capital leases	—	(5,909)
Long term obligations under capital leases	—	399,934

From December 13, 2012 onwards, Golar Partners has been considered as an affiliate of the Company and not a controlled subsidiary, as a result, its capital leases are not consolidated in the Company's balance sheet as of December 31, 2012, and consequently, additional disclosures for Golar Partners' capital leases have not been included here. Accordingly, as of December 31, 2012, the Company no longer operated any vessels under capital leases (2011: three).

OTHER LONG-TERM LIABILITIES	12 Months Ended
Dec. 31, 2012
OTHER LONG-TERM LIABILITIES [Abstract]
OTHER LONG-TERM LIABILITIES

29.	OTHER LONG-TERM LIABILITIES

(in thousands of $)	2012	2011
Tax benefits on intra-group transfers of long-term assets	9,022	56,628
Pension obligations (see note 26)	40,097	37,584
Deferred credits from capital lease transactions	—	19,153
Guarantees issued to Golar Partners (see note 5)	23,265	—
Other	131	132
	72,515	113,497

Tax benefits arising on intra-group transfers of long-term assets arose from transactions between controlled entities in respect of five vessels, the Golar Freeze, Golar Spirit, Gimi, Hilli and NR Satu that generated a permanent tax benefit for the Company. The tax benefits are being amortized through the tax line of the statement of operations over the remaining useful lives of the vessels (see note 10).  $12 million of the liabilities in respect of the termination of leases relating to five vessels were transferred and recorded in "accrued expenses – provision for taxes" (see note 24) of which $6 million was paid in 2011 and the remaining $6 million paid in 2012. Pursuant to the deconsolidation of Golar Partners, the tax benefits on the intra-group tranfers of long-term assets relating to the Golar Freeze, Golar Spirit and the NR Satu were written off and recognized as part of the gain on loss of control (see note 5).

Deferred credits from capital lease transactions

(in thousands of $)	2012	2011
Deferred credits from capital lease transactions	—	24,691
Less: Accumulated amortization	—	(4,911)
	—	19,780
Short-term (see note 25)	—	627
Long-term	—	19,153
	—	19,780

In connection with certain leases the Company entered into in 2003, the Company initially recorded an amount representing the difference between the net cash proceeds received upon the sale of the vessels and the present value of the minimum lease payments. The deferred credits represented the upfront benefits derived from undertaking finance in the form of UK leases. The amortization of the deferred credit for the year were offset against depreciation and amortization expense in the statement of operations and amortized over the useful economic lives of the vessels on a straight-line basis. As of December 31, 2011, pursuant to lease terminations in 2010, the deferred credits related only to the Methane Princess Lease. Accordingly, following the deconsolidation of Golar Partners as of December 13, 2012, these deferred credits were no longer consolidated in the Company's balance sheet.

Amortization for the years ended December 31, 2012, 2011 and 2010 was $0.6 million, $0.6 million and $3.9 million, respectively.

EQUITY OFFERINGS OF SUBSIDIARIES	12 Months Ended
Dec. 31, 2012
EQUITY OFFERINGS OF SUBSIDIARIES [Abstract]
EQUITY OFFERINGS/TRANSACTIONS WITH LISTED SUBSIDIARIES

30.	EQUITY OFFERINGS/TRANSACTIONS WITH LISTED SUBSIDIARIES

Golar Partners

The following table summarizes the issuances of common units of Golar Partners:

				Public Offering
Date	Number of Common Units Issued[1]	Number of Common Units Issued to the Company	Offering Price	Gross Proceeds (in thousands of $)[2]	Net Proceeds (in thousands of $)	Company's Ownership in Golar Partners after the Offering[3]
April 2011 (IPO)	13,800,000	9,327,254	$22.50	310,500	287,795	65.4%
July 2012	6,325,000	969,305	$30.95	188,485	187,138	57.5%
November 2012	4,300,000	1,524,590	$30.50	131,150	129,981	54.1%

[1] Pertains to common units issued by Golar Partners to the public.
[2] Gross and net proceeds from Golar Partners' public offering (excluding proceeds received from Golar's participation in the concurrent private placement).
[3] Includes the general partner interest of the Company in Golar Partners.

The following table summarizes the sale of the Company's vessel interests to Golar Partners since its IPO:

	2012		2011
(in millions of $)	Golar Grand	NR Satu	Golar Freeze
Sales price	176.8	388.0	231.3
Less: Net assets transferred	(43.1)	(255.7)	(65.5)
Excess of sales price over net assets transferred	133.7	132.3	165.8
Additions to Golar's stockholders' equity and noncontrolling interest	88.3	85.8	96.7

These transactions were deemed to be concluded between entities under common control accordingly, no gain or loss was recognized by the Company.

Golar Freeze

On October 19, 2011, the Company sold its 100% ownership interest in certain subsidiaries which own and operate the Golar Freeze and hold the secured bank debt to Golar Partners. The purchase consideration was $330 million for the vessel and $9 million of working capital adjustments net of the assumed bank debt of $108.0 million, resulting in total purchase consideration of approximately $231.3 million of which $222.3 million was financed by vendor financing from Golar.

NR Satu

On July 19, 2012, the Company sold its equity interests in certain subsidiaries which own and operate the NR Satu to Golar Partners. The purchase consideration was $385 million for the vessel and working capital adjustments of $3.0 million, resulting in total purchase consideration of approximately $388 million of which $230 million was financed from the proceeds of the July 2012 equity offering and $155 million vendor financing from Golar.

Golar Grand

On November 8, 2012, the Company sold its equity interests in subsidiaries which lease and operate the Golar Grand. The purchase consideration was $265 million for the vessel and working capital adjustments of $2.6 million, net of the assumed capital lease obligation of $90.8 million, resulting in total purchase consideration of $176.8 million which was principally financed from the proceeds of the November 2012 equity offering.

Golar LNG Energy Limited ("Golar Energy")

In August 2009, the Company completed a private placement offering of its subsidiary, Golar Energy for 59.8 million new common shares (including 4.8 million shares issued upon the exercise of the underwriter's overallotment option) at a price of $2 per share, for net proceeds of $115.4 million which has been recorded as an increase in stockholders' equity.  As a result of the offering the Company's ownership in Golar Energy was reduced to 68%.

In connection with the private placement, 12 million warrants were issued by Golar Energy to private investors.  Each warrant gave the holder the right to subscribe for warrants for one share in Golar Energy at a price of $2 per share.  In December 2010, 9.4 million warrants were exercised and the remainder cancelled, resulting in an increase in the Company's stockholders' equity of $18.8 million.
Between April 2011 to June 2011, the Company in a series of piecemeal acquisitions acquired an additional 92.3 million shares, representing a 38.9% interest in Golar Energy, to bring its ownership interest to 100%.  Of the 92.3 million shares acquired, 70.3 million (76%), were exchanged for newly issued shares in Golar, where the seller received one share in Golar for every 6.06 Golar Energy shares held, thereby increasing the Company's share capital by $11.6 million and share premium of $340 million.  The new Golar LNG shares were effectively issued for $30.30 per share.  The remaining Golar Energy shares were acquired at a price of approximately $5 per share.  As a result of these transactions, non-controlling interest of $129.4 million was eliminated and the difference between the non-controlling interest and consideration paid was recognized as a reduction in additional paid in capital of $336.2 million.  On July 4, 2011, Golar Energy was delisted from the Norwegian stock exchange, Oslo Axess.
In connection with the above transactions described above, in May 2011, the remaining outstanding 5.4 million options in Golar Energy were cancelled and exchanged for options in Golar.

SHARE CAPITAL AND SHARE OPTIONS	12 Months Ended
Dec. 31, 2012
SHARE CAPITAL AND SHARE OPTIONS [Abstract]
SHARE CAPITAL AND SHARE OPTIONS

31.	SHARE CAPITAL AND SHARE OPTIONS

The Company's ordinary shares are listed on the Nasdaq Stock Exchange. The Company delisted from the Oslo Stock Exchange on August 30, 2012.

As at December 31, 2012 and December 31, 2011, authorized and issued share capital is as follows:

Authorized share capital:

(in thousands of $, except per share data)	2012	2011
100,000,000 common shares of $1.00 each	100,000	100,000

Issued share capital:

(in thousands of $, except per share data)	2012	2011
80,503,364 (2011: 80,236,252) outstanding issued common shares of $1.00 each	80,504	80,237

The Company issued 0.3 million and 0.8 million common shares upon the exercise of stock options in December 31, 2012 and 2011, respectively.  In addition, a further 11.6 million shares were issued in 2011 in relation to the acquisition of the non-controlling interest in Golar Energy.

Treasury shares

In November 2007, the Company's board of directors approved the buyback of up to a maximum of 1.0 million shares in the Company. As at December 31, 2012, a further 0.3 million shares in the Company maybe repurchased. The holding of treasury shares is held in connection with the Company's share options plans.

The number of treasury shares held by the Company is as follows:

(Number of shares in thousands)	2012	2011	2010
At January 1	—	150	450
Disposed of during the year	—	(150)	(300)
At December 31	—	—	150

(In thousands of $)	2012	2011	2010
At December 31:
Book value of treasury shares	—	—	2,280
Market value of treasury shares	—	—	2,245

Share options

Golar LNG share options

In July 2001, the Company's board of directors approved the grant of options to eligible employees to acquire an aggregate 2.0 million shares in the Company. In July 2001, the Company granted 0.4 million share options to certain directors and officers. The options vested in July 2002, and have a ten year term.

In February 2002, the Company's board of directors approved the Golar LNG Limited Share Option Scheme ("Golar Scheme"). The Golar scheme permits the board of directors, at its discretion, to grant options to acquire shares in the Company to employees and directors of the Company or its subsidiaries.  Options granted under the scheme will vest at a date determined by the board at the date of the grant. The options granted under the plan to date have five year terms and vest equally over a period of three to four years. There is no maximum number of shares authorized for awards of equity share options, and either authorized unissued shares or treasury shares in the Company may be used to satisfy exercised options.

In connection with the delisting of Golar Energy, previously granted options for 5.4 million shares in Golar Energy were cancelled in May 2011 and concurrently replaced with 0.9 million new options in Golar. There were no changes in the terms of the options except that the exchange of shares was equal to one Golar LNG share for every 6.06 Golar Energy share. This has been accounted for as a modification of previous awards of equity instruments.  However, the Company recorded no difference between the total incremental cost of the original and modified options as the fair value of the options modified was below the fair value of the original options granted.

As at December 31, 2012, 2011 and 2010, the number of options outstanding in respect of Golar shares was 0.6 million, 0.8 million and 1.0 million, respectively.

Golar Energy share options

In August 2009, the board of directors of the Company's subsidiary, Golar Energy approved the Golar LNG Energy Share option Scheme ("Energy Scheme"). The terms of the Energy Scheme follow that of the Golar Scheme.

Previously granted options for 1.1 million shares in Golar were cancelled in October 2009 and concurrently replaced with 3.9 million new options in Golar Energy and  0.3 million new options in Golar. This was accounted for as a modification of previous awards of equity instruments. The total incremental cost of the options modified in 2009 was $1.4 million, which is being recognized over the revised vesting period of 2.7 years.

In June 2011, in connection with the delisting of Golar Energy, previously granted options for 5.4 million shares in Golar Energy were cancelled and concurrently replaced with new options in Golar (as discussed above).  Accordingly as of December 31, 2012 and 2011, there were nil options outstanding under the Energy scheme.  For the prior year ended December 31, 2010, there were 6.1 million options for Golar Energy shares outstanding.

The fair value of each option award is estimated on the grant date or modification date using the Black-Scholes option pricing model. The weighted average assumptions used are noted in the table below:

	2012	2011	2010
Risk free interest rate	2.0%	1.8%	2.0%
Expected volatility of common stock	56.9%	53.2%	56.7%
Expected dividend yield	0.0%	0.0%	0.0%
Expected life of options (in years)	2.6 years	2.6 years	3.5 years

The assumption for expected future volatility is based primarily on an analysis of historical volatility of the Company's common stock.  The Company uses the simplified method for making estimates as to the expected term of options, based on the vesting period of the award and represents the period of time that options granted are expected to be outstanding.  The dividend yield has been estimated at 0% as the exercise price of the options, granted in 2006 and later, are reduced by the value of dividends, declared and paid on a per share basis.

A summary of option activity (including Golar Energy options prior to cancellation in May 2011) as at December 31, 2012, 2011 and 2010, and changes during the years then ended are presented below:

(in thousands of $, except per share data)	Shares (In '000s)	Weighted average exercise price	Weighted average remaining contractual term (years)
Options outstanding at December 31, 2009	5,487	$4.51
Granted during the year	2,323	$1.62
Exercised during the year	(531)	$7.81
Options outstanding at December 31, 2010	7,279	$2.96	2.0
Exercised during the year	(1,604)	$7.46
Forfeited during the year	(285)	$5.43
Options exchanged
- Golar Energy option exchanged and cancelled	(5,438)	$1.95
- Golar LNG options issued	897	$11.84
Options outstanding at December 31, 2011	849	$10.11	1.2
Exercised during the year	(267)	$1.54
Forfeited during the year	(1)	$8.54
Options outstanding at December 31, 2012	581	$7.86	0.8

Options exercisable at:
December 31, 2012	323	$8.46	0.3
December 31, 2011	299	$9.94	0.3
December 31, 2010	2,217	$4.66	1.1

The exercise price of all options except for those issued in 2001, is reduced by the amount of the dividends declared and paid; the above figures for options granted, exercised and forfeited show the average of the prices at the time of granting, exercising and forfeiting of the options, and for options outstanding at the beginning and end of the year the average of the reduced option prices is shown.

The intrinsic value of share options exercised in the years ended December 31, 2012, 2011 and 2010 was $6.3 million, $14.9 million and $3.5 million, respectively.

As at December 31, 2012, the intrinsic value of share options that were both outstanding and exercisable was $16.8 million (2011: $29.2 million).

The total fair value of share options vested in the years ended December 31, 2012, 2011 and 2010 was $4.8 million, $6.3 million and $1.8 million, respectively.

Compensation cost of $1.4 million, $2.0 million and $1.9 million has been recognized in the Consolidated Statement of Operations for the years ended December 31, 2012, 2011 and 2010, respectively.

As of December 31, 2012, the total unrecognized compensation cost amounted to $0.6 million (2011: $1.9 million) relating to options outstanding is expected to be recognized over a weighted average period of 0.78 years.

FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
FINANCIAL INSTRUMENTS

32.	FINANCIAL INSTRUMENTS

Interest rate risk management

In certain situations, the Company may enter into financial instruments to reduce the risk associated with fluctuations in interest rates.  The Company has entered into swaps that convert floating rate interest obligations to fixed rates, which from an economic perspective hedge the interest rate exposure.  The Company does not hold or issue instruments for speculative or trading purposes.  The counterparties to such contracts are major banking and financial institutions.  Credit risk exists to the extent that the counterparties are unable to perform under the contracts; however the Company does not anticipate non-performance by any of its counterparties.

The Company manages its debt portfolio with interest rate swap agreements in U.S. dollars to achieve an overall desired position of fixed and floating interest rates.  The Company hedge accounts for certain of its interest rate swap arrangements designated as cash flow hedges.  The net gains and losses have been reported in a separate component of accumulated other comprehensive income to the extent the hedges are effective.  The amount recorded in accumulated other comprehensive income will subsequently be reclassified into earnings in the same period as the hedged items affect earnings.  As at December 31, 2012, the Company does not expect any material amounts to be reclassified from accumulated other comprehensive income to earnings during the next twelve months.

During the years ended December 31, 2012, 2011 and 2010 the Company recognized a net loss of $0.5 million, $0.6 million and $0.4 million, respectively, in earnings relating to the ineffective portion of its interest rate swap agreements designated as hedges.

As of December 31, 2012, the Company has entered into the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR as summarized below.  The summary also includes those that are designated as cash flow hedges:

Instrument (in thousands of $)	Notional value	Maturity Dates	Fixed Interest Rates
Interest rate swaps:
Receiving floating, pay fixed	180,104	2014-2015	3.57% to 4.52%

As of December 31, 2012, the notional principal amount of the debt outstanding subject to such swap agreements was $180.1 million (2011: $899.1 million).

The effect of cash flow hedging relationships relating to interest rate swap agreements on the consolidated statements of operations is as follows:

(in thousands of $)	Effective portion Gain/(loss) reclassified from Accumulated Other Comprehensive Loss			Ineffective Portion
Derivatives designated as hedging instruments location	2012	2011	2010	2012	2011	2010
Interest rate swaps Other financial items, net	—	—	—	$(535)	$(632)	$(427)

The effect of cash flow hedging relationships relating to interest rate swap agreements to the consolidated statements of changes in equity is as follows:

(in thousands of $)	Amount of gain/(loss) recognized in other comprehensive income on derivative (effective portion)
Derivatives designated as hedging instruments	2012	2011	2010
Interest rate swaps	1,547	1,024	(8,578)

As of December 31, 2012, the Company's accumulated other comprehensive loss included $6.8 million of unrealized losses on interest rate swap agreements designated as cash flow hedges.

Foreign currency risk

The majority of the vessels' gross earnings are receivable in U.S. dollars.  The majority of the Company's transactions, assets and liabilities are denominated in U.S. dollars, the functional currency of the Company.  However, the Company incurs expenditure in other currencies.  There is a risk that currency fluctuations will have a negative effect on the value of the Company's cash flows.

In October 2012, Golar Partners issued NOK denominated senior unsecured bonds in which Golar participated in. In order to hedge the Company's exposure, the Company entered into a currency swap that converts its NOK bonds to USD in a fixed rate. The swap hedges the full amount of the NOK bonds.

Fair values
The Company recognizes its fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities;
Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.
Level 3: Unobservable inputs that are not corroborated by market data.

	Fair value	2012	2012	2011	2011
(in thousands of $)	Hierarchy(1)	Carrying Value	Fair Value	Carrying Value	Fair Value
Non-Derivatives:
Cash and cash equivalents	Level 1	424,714	424,714	66,913	66,913
Restricted cash and short-term investments	Level 1	1,551	1,551	213,282	213,282
Investment in available-for-sale securities	Level 1	353,034	353,034	—	—
Cost method investments	Level 3	198,524	N/a	7,347	N/a
Amounts due from Golar Partners	Level 1	34,953	36,109	—	—
Long-term debt – convertible bond (1)	Level 1	228,331	251,250	—	—
Long-term debt – floating (1)		276,575	276,575	771,549	771,549
Obligations under capital leases (1)		—	—	405,843	405,843
Derivatives:
Interest rate swaps liability (2) (3)	Level 2	26,472	26,472	59,084	59,084
Foreign currency swaps liability (3)	Level 2	970	970	27,622	27,622

(1) The Company's debt and capital lease obligations were recorded at amortized cost in the consolidated balance sheet.
(2) Derivative liabilities are captured within other current liabilities and derivative assets are captured within long-term assets on the balance sheet.
(3) The fair value/carrying value of interest rate swap agreements that qualify and are designated as a cash hedge as at December 31, 2012 and 2011, was $12.9 million (with a notional value of $180.1 million) and $25.9 million (with a notional value of $436.3 million), respectively. The expected maturity of these interest rate agreements is from June 2014 to April 2015.

The following methods and assumptions were used to estimate the fair value of each class of financial instrument.

Certain methods and assumptions were used to estimate the fair value of each class of financial instruments. The carrying amounts of accounts receivable, accounts payable, accrued liabilities and working capital facilities approximate fair values because of the short maturity of those instruments.

The carrying value of cash and cash equivalents, which are highly liquid, is a reasonable estimate of fair value.

The estimated fair value for restricted cash and short-term investments is considered to be equal to the carrying value since restricted cash bears variable interest rates which are reset on a quarterly basis and short-term investments are placed for periods of less than six months.

The carrying amount of the investment in available-for-sale ("AFS") securities reported in the balance sheet represents unrealized gains and losses on these securities, which are recognized directly in equity unless an unrealized loss is considered "other than temporary" in which case it is transferred to the statement of operations. The basis of valuation of the investment is AFS securities is at market value.

The carrying value of cost method investments refers to the Company's holdings in Golar Partners (representing the general partner units and IDRs which were measured at fair value as of the deconsolidation date December 13, 2012 (see note 5)) and OLT‑O. As at December 31, 2012, the Company did not identify any events or changes in circumstances that would indicate the carrying values of its investments in Golar Partners and OLT‑O were not recoverable.  Accordingly, the Company did not estimate the fair values of these investments as at December 31, 2012.

The amounts due from Golar Partners refers to the Company's participation in the high yield bonds issued by Golar Partners in October 2012. The estimated fair value of our participation in the high yield bond is based on the quoted market price as at the balance sheet date.

As of December 31, 2012, the estimated fair value for the liability component of the unsecured convertible bonds entered into in March 2012 is based on the quoted market price as at the balance sheet date.

The estimated fair value for floating long-term debt is considered to be equal to the carrying value since it bears variable interest rates, which are reset on a quarterly or six monthly basis.  The fair value of the fixed rate long-term debt is estimated to be equal to the carrying value.

The estimated fair values of obligations under capital leases were considered to be equal to the carrying value since they bore interest at rates, which are reset on a quarterly basis.

The estimated fair value of the financial guarantees is considered to be equal to the carrying amount. The financial guarantees were fair valued as of the deconsolidation date December 13, 2012 (see note 5). The Company did not identify any material changes in the fair value of the financial guarantees as at December 31, 2012.

The fair value of the Company's derivative instruments is the estimated amount that the Company would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, closing quoted market prices and the creditworthiness of the Company and its swap counterparties.

Assets measured at Fair Value on a Nonrecurring Basis

The Company recorded an impairment loss of $0.5 million, $0.5 million and $1.5 million in 2012, 2011 and 2010, respectively. The impairment loss refers to the unutilized parts originally ordered for the Golar Spirit FSRU retrofitting following changes to the original project specification. As at December 31, 2012, these parts were measured at an estimated fair value of $3 million, which was determined using level two inputs being the carrying cost of these parts less the impairment loss, which was calculated based on the estimated market value of these parts.

Concentrations of risk

There is a concentration of credit risk with respect to cash and cash equivalents to the extent that substantially all of the amounts are carried with Nordea Bank of Finland PLC, DNB Bank ASA, and Fokus Bank.  However, the Company believes this risk is remote.

The Company has a substantial equity investment in its former subsidiary, Golar Partners, that from December 13, 2012 is accounted for as an affiliate and not a controlled subsidiary of the Company.  As of December 31, 2012, the Company's ownership interest was 54.1% and the aggregate value of the investments recorded in the Company's balance sheet as of December 31, 2012 was $906.1 million being the aggregate of its ownership interest (common, subordinated and general partner interests) plus IDRs. Accordingly, the value of our investment and the income generated from Golar Partners is subject to specific risks associated with its business. Golar Partners operates in the same business as the Company and as of December 31, 2012 had a fleet of seven vessels as managed by the Company operating under medium to long-term charters with a concentrated number of charterers; BG Group, Petrobras, Pertamina, DUSUP and PT Nusantara Regas.

There is a concentration of supplier risk with respect to the Company's 13 newbuilds of which 11 are currently under construction by Samsung Heavy Industries Co Ltd ("Samsung") and two currently under construction by Hyundai Samho Heavy Industries Co., Ltd ("Hyundai") as at December 31, 2012.  However, the Company believes this risk is remote as Samsung and Hyundai are global leaders in the shipbuilding sector.  As is typical with newbuilding contracts, the Company has entered into refund guarantee agreements with several banks.

RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

33.	RELATED PARTY TRANSACTIONS

a) Transactions with Golar Partners and subsidiaries:

Net revenues/expenses: The following revenues and expenses presented below have largely been eliminated upon consolidation of Golar Partners through to December 13, 2012:

(in thousands of $)	2012	2011	2010
Transactions with Golar Partners and subsidiaries:
Management and administrative services fees* (i)	2,876	1,576	—
Ship management fees* (ii)	4,222	4,146	3,826
Interest income on vendor financing loan - Golar Freeze (iii)	11,921	3,085	—
Interest income on vendor financing loan - NR Satu* (iv)	4,737	—	—
Interest income on high-yield bonds* (v)	575	—	—
Interest income on Golar Energy loan (vi)	829	—	—
Total	25,160	8,807	3,826

* The net effect to the Company's consolidated statement of operations for the year ended December 31, 2012 was an aggregate income of $1.5 million.

Receivables (payables): The balances with Golar Partners and subsidiaries as of December 31, 2012 and 2011 consisted of the following:

(in thousands of $)	2012	2011*
Trading balances due to Golar and affiliates (vii)	2,031	3,235
Golar LNG vendor financing loan (iii)	—	(222,310)
High-yield bonds (v)	34,953	—
	36,984	(219,075)

*The balances with Golar Partners and subsidiaries as of December 31, 2011 were eliminated upon consolidation.

(i) Management and administrative services agreement - On March 30, 2011, Golar Partners entered into a management and administrative services agreement with Golar Management, a wholly-owned subsidiary of Golar, pursuant to which Golar Management will provide to Golar Partners certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management’s costs and expenses incurred in connection with providing these services. Golar Partners may terminate the agreement by providing 120 days written notice.

(ii) Ship management fees - Golar and certain of its affiliates charged ship management fees to Golar Partners for the provision of technical and commercial management of the vessels. Each of Golar Partners’ vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by certain affiliates of Golar, including Golar Management and Golar Wilhelmsen AS ("Golar Wilhelmsen"), a partnership that is jointly controlled by Golar and by Wilhelmsen Ship Management (Norway) AS.

(iii) Vendor financing loan - Golar Freeze - In October 2011, in connection with the purchase of the Golar Freeze, Golar Partners entered into a financing loan agreement with Golar for an amount of $222.3 million. The facility is unsecured and bears interest at a fixed rate of 6.75% per annum payable quarterly. The loan is non-amortizing with a final balloon payment of $222.3 million due in October 2014. The loan was repaid in October 2012.

(iv) Vendor financing loan - NR Satu - In July 2012, in connection with the purchase of the NR Satu, Golar Partners entered into a financing loan agreement with Golar for an amount of $175 million. Of this amount, $155 million has been drawn down in July 2012. A further $20 million is available for drawdown until July 2015. The facility is unsecured and bears interest at a fixed rate of 6.75% per annum payable quarterly. The loan is non-amortizing with a final balloon payment for the amount drawn down due within three years from the date of draw down. The loan was repaid in December 2012.

(v) High-yield bonds - In October 2012, Golar Partners completed the issuance of NOK1,300 million in senior unsecured bonds that mature in October 2017. The aggregate principal amount of the bonds is equivalent to approximately $227 million. Of this amount, approximately $35 million was issued to Golar.

(vi) Golar Energy loan - In January 2012, Golar LNG (Singapore) Pte. Ltd. ("Golar Singapore"), the subsidiary which holds the investment in PTGI, drew down $25 million on its loan agreement entered into in December 2011 with Golar Energy. The loan was unsecured, repayable on demand and bears interest at the rate of 6.75% per annum payable on a quarterly basis. In connection with the acquisition of the subsidiaries that own and operate the NR Satu, all amounts payable to Golar Energy by the subsidiaries acquired by Golar Partners, including Golar Singapore, were extinguished.

(vii) Trading balances -Receivables and payables with Golar Partners and its subsidiaries are comprised primarily of unpaid management fees, advisory and administrative services.  In addition, certain receivables and payables arise when the Company pays an invoice on behalf of a related party and vice versa.  Receivables and payables are generally settled quarterly in arrears. Trading balances due from Golar Partners and its subsidiaries are unsecured, interest-free and intended to be settled in the ordinary course of business. They primarily relate to recharges for trading expenses paid on behalf of Golar Partners including ship management and administrative service fees due to Golar.

Other transactions:

a) $20 million revolving credit facility: On April 13, 2011, Golar Partners entered into a $20 million revolving credit facility with Golar. The facility matures in December 2014 and is unsecured and interest-free. As of December 31, 2012, Golar Partners had not borrowed under the facility.

b) Dividends to non-controlling interests:

(in thousands of $)	2012	2011	2010
Faraway Maritime Shipping Company	1,800	2,400	3,120
Golar Partners	30,282	10,132	—
	32,082	12,532	3,120

Faraway Maritime Shipping Company owns the vessel, the Golar Mazo.  Golar Partners held a 60% equity interest in the Company, with the remaining 40% interest held by CPC Corporation, Taiwan.

In April 2011, the Company's ownership interest in its former subsidiary fell to 65.4%.  Further to Golar Partners follow-on equity offerings in 2012, the Company's ownership interest fell to 54.1% as of December 31, 2012.

Accordingly, since its IPO in April 2011, Golar Partners had declared and paid quarterly distributions amounting to $47.3 million and $19.1 million to the Company in each of the years ended December 31, 2012 and 2011, respectively.

c) Disposals to Golar Partners: Since Golar Partners' IPO in April 2011, the Company has disposed of equity interests in certain subsidiaries which own or lease and operate the Golar Freeze, the NR Satu and the Golar Grand to Golar Partners. These transactions were deemed to be concluded between entities under common control and, thus the gain on disposal was recorded as an equity transaction (see note 30). Pursuant to the deconsolidation of Golar Partners from December 13, 2012, commencing with the disposal of interests in its subsidiary in Golar Maria in February 2013, the Company will recognize a gain in its consolidated statement of operations.

d) Golar Grand option: In connection with the disposal of the Golar Grand in November 2012, the Company entered into an Option Agreement with Golar Partners. Under the Option Agreement, in the event BG does not extend their charter for the vessel for an additional three years, Golar Partners has an option to require the Company to charter-in the Golar Grand under a time charter expiring in October 2017.

Indemnifications and guarantees:

e) Tax lease indemnifications: Under the Omnibus Agreement, Golar has agreed to indemnify Golar Partners in the event of any liabilities in excess of scheduled or final settlement amounts arising from the Methane Princess leasing arrangement and the termination thereof.

In addition, to the extent Golar Partners incurs any liabilities as a consequence of a successful challenge by the UK Revenue Authorities with regard to the initial tax basis of the transactions relating to any of the UK tax leases or in relation to the lease restructuring terminations in 2010, the Company has agreed to indemnify Golar Partners.

The maximum possible amount in respect of the tax lease indemnification is unknown as the determination of this amount is dependent on the Company's intention of terminating this lease and the various market factors present at the point of termination.  As of December 31, 2012, the Company provided for $11.5 million in respect of the tax lease indemnification to Golar Partners (refer to note 5).

f) Environmental and other indemnifications: Under the Omnibus Agreement, Golar has agreed to indemnify Golar Partners until April 13, 2016, against certain environmental and toxic tort liabilities with respect to the assets that Golar contributed or sold to Golar Partners to the extent arising prior to the time they were contributed or sold. However, claims are subject to a deductible of $0.5 million and an aggregate cap of $5 million.

In addition, pursuant to the Omnibus Agreement, Golar agreed to indemnify Golar Partners for any defects in title to the assets contributed or sold to Golar Partners and any failure to obtain, prior to April 13, 2011, certain consents and permits necessary to conduct Golar Partner's business, which liabilities arise within three years after the closing of its IPO on April 13, 2011.

g) Performance guarantees: The Company issued performance guarantees to third party charterers in connection with the Time Charter Party agreements entered into with the vessel operating entities who are now subsidiaries of Golar Partners. These performance guarantees relate to the Golar Spirit, the Golar Freeze, the Methane Princess, the Golar Winter and the Golar Mazo.

The maximum potential exposure in respect of the performance guarantees issued by the Company is unknown as these matters cannot be absolutely determined.  The likelihood of triggering the performance guarantees is remote based on the past performance of the Company's fleet.

h) Debt guarantee: The debt guarantees were issued by Golar to third party banks in respect of certain secured debt facilities relating to Golar Partners and subsidiaries.  The liability is being amortized over the remaining term of the respective debt facilities with the credit recognized in "Other financial items".

As of December 31, 2012, the Company guaranteed $544.6 million of Golar Partner's long-term debt and capital lease obligations, net of restricted cash.  All of the facilities and lease obligations guaranteed by Golar are secured on specific vessels.  As at December 31, 2012, these vessels have higher market values than the carrying amounts of the facilities and capital lease obligations to which the vessels are secured against.

i) Legal claim: Refer to discussion in note 35 - NR Satu related claim.

Omnibus Agreement

In connection with the IPO of Golar Partners, the Company entered into an Omnibus Agreement with Golar Partners governing, among other things, when the Company and Golar Partners may compete against each other as well as rights of first offer on certain FSRUs and LNG carriers. Under the Omnibus Agreement, Golar Partners and its subsidiaries agreed to grant a right of first offer on any proposed sale, transfer or other disposition of any vessel it may own. Likewise, the Company agreed to grant a similar right of first offer to Golar Partners for any vessel under a charter for five or more years, that it may own. These rights of first offer will not apply to a (a) sale, transfer or other disposition of vessels between any affiliated subsidiaries, or pursuant to the terms of any current or future charter or other agreement with a charter party or (b) merger with or into, or sale of substantially all of the assets to, an unaffiliated third-party. In addition, as described further, the Omnibus agreement provides for certain indemnities to Golar Partners in connection with the assets transferred from the Company.

b) Net (expenses) income (due to) from other related parties (excluding Golar Partners):

(in thousands of $)	2012	2011	2010
Frontline Ltd. and subsidiaries ("Frontline") (i)	(325)	(972)	(984)
Seatankers Management Company Limited ("Seatankers") (i)	31	(64)	(62)
Ship Finance AS ("Ship Finance") (i)	4	190	161
Bluewater Gandria (ii)	—	125	—
Golar Wilhelmsen (iii)	—	(2,816)	—
World Shipholding (iv)	(2,961)	(2,302)	(532)

Receivables (payables) from related parties (excluding Golar Partners):

(in thousands of $)	2012	2011
World Shipholding
- Loan (iv)	—	(80,000)
- Other (v)	—	(21,134)
Frontline	(143)	181
Seatankers	(12)	(44)
Ship Finance	2	48
Bluewater Gandria	—	125
	(153)	(100,824)

i. Net expense/income from Frontline, Seatankers and Ship Finance comprise fees for management support, corporate and insurance administrative services, net of income from supplier rebates and income from the provision of serviced offices and facilities.   Receivables and payables with related parties comprise primarily of unpaid management fees, advisory and administrative services.  In addition, certain receivables and payables arise when the Company pays an invoice on behalf of a related party and vice versa.  Receivables and payables are generally settled quarterly in arrears.   Frontline, Seatankers and Ship Finance and World Shipholding are each subject to significant influence or the indirect control of Trusts established by our chairman, John Fredriksen, for the benefit of his immediate family.

ii. Bluewater Gandria - In January 2012, the Company acquired the remaining 50% in its joint venture, Bluewater Gandria, which owns the vessel, the Gandria, for a total consideration of $19.5 million. As a result of this transaction, Bluewater Gandria is now a wholly-owned subsidiary of the Company. Refer to note 6 for further details of the acquisition. The charges to Bluewater for the year ended December 31, 2011 related to agency fees.

iii. As of December 31, 2012 the Company held a 60% ownership interest in Golar Wilhelmsen, which it accounts for using the equity method (see note 13).  Golar Wilhelmsen recharges management fees in relation to provision of technical and ship management services.

iv. World Shipholding revolving credit facility - Following the termination of the Company's $80 million credit facility with the Company's major shareholder, World Shipholding in March 2011, the Company entered into a new $80 million revolving credit facility with a company related to World Shipholding. The Company drew down a total amount of $80 million in the period to December 2011. In January 2012, February 2012 and May 2012, the revolving credit facility was extended to $145 million, $250 million and $120 million, respectively, without any further changes to the original terms of the facility. In July 2012, the facility was repaid in full with the proceeds received from Golar Partners from the sale of the companies that own and operate the NR Satu. The facility bears interest at LIBOR plus 3.5% together with a commitment fee of 0.75% of any undrawn portion of the credit facility. The facility is available until September 2013.

For each of the years ended December 31, 2012, 2011 and 2010, included within net expenses due to World Shipholding, include loan interest and commitment fees of $0.8 million, $1.9 million and $0.3 million, respectively.

v. Unpaid dividends to World Shipholding - the $21.1 million of unpaid dividends relating to 2011 were settled in March 2012 along with the interest accruing on the balance. The interest incurred on the unpaid dividends amounted to $0.2 million for the year ended December 31, 2012.

CAPITAL COMMITMENTS	12 Months Ended
Dec. 31, 2012
CAPITAL COMMITMENTS [Abstract]
CAPITAL COMMITMENTS

34.	CAPITAL COMMITMENTS

Newbuilding Contract

In 2011, we entered into newbuilding contracts for the construction of seven LNG carriers and two FSRUs with the Korean shipyard Samsung. In 2012, the Company entered into a further four newbuild contracts bringing the total vessels on order to eleven LNG carriers and two FSRUs. Five of these vessels including a FSRU are scheduled to be delivered in 2013, seven vessels including a FSRU are scheduled to be delivered in 2014 and the remaining vessel is delivered in 2015. The total cost of the 13 vessels is approximately $2.7 billion of which $2.3 billion remains outstanding as at December 31, 2012.

As at December 31, 2012, the estimated timing of the payments in connection with these newbuildings is due to be paid as follows:

(in thousands of $)
Payable within 12 months to December 31, 2013	1,107,170
Payable within 12 months to December 31, 2014	1,038,715
Payable within 12 months to December 31, 2015	120,960
2,266,845

As discussed in note 1, as at December 31, 2012, the Company did not have facilities in place to finance its newbuilding program.  As of April 27, 2013 the Company required additional financing of approximately $2 billion to fund its newbuild construction commitments.

OTHER COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
OTHER COMMITMENTS AND CONTINGENCIES

35.	OTHER COMMITMENTS AND CONTINGENCIES

Assets Pledged

(in thousands of $)	December 31, 2012	December 31, 2011
Book value of vessels secured against long-term loans and capital leases	432,867	1,431,050

Other Contractual Commitments and contingencies

Insurance

The Company insures the legal liability risks for its shipping activities with Gard and Skuld. Both are mutual protection and indemnity associations.  As a member of a mutual association, the Company is subject to calls payable to the associations based on the Company's claims record in addition to the claims records of all other members of the association.  A contingent liability exists to the extent that the claims records of the members of the association in the aggregate show significant deterioration, which results in additional calls on the members.

Tax lease benefits

The benefits under lease financings are derived primarily from tax depreciation assumed to be available to lessors as a result of their investment in the vessels. In the event of any adverse tax changes or a successful challenge by the U.K. Revenue authorities with regard to the initial tax basis of the transactions, or in relation to the lease restructuring subsequent terminations we have entered into in 2010 or in the event of an early termination of our remaining leases, we may be required to make additional payments to the U.K. vessel lessors or the UK revenue authorities which could adversely affect our earnings and financial position.  We would be required to return all or a portion of, or in certain circumstances significantly more than, the upfront cash benefits that we have received or accrued over time, together with fees that were incurred in respect of our lease financing transactions including the restructuring and subsequent termination transactions or post additional security or make additional payments to the U.K. vessel lessors.  Six UK tax leases we entered into during 2003 were structured so that a cash benefit was received up front (in total a gross amount before deduction of fees of approximately £41 million British pounds, or GBP).   Of these six leases we have since terminated five, with one lease remaining, being that of the Methane Princess lease. In addition the Company entered into two further UK tax leases, but these accrue benefit over the term of the leases. Pursuant to the deconsolidation of Golar Partners from December 13, 2012, the Company accounts for Golar Partners under the equity method and therefore the capital lease obligations relating to these remaining three UK tax leases are not consolidated into the Company's balance sheet as of December 31, 2012.

Under the indemnity provisions of the Omnibus Agreement or the respective share purchase agreements, the Company has agreed to indemnify Golar Partners in the event of any liabilities in excess of scheduled or final scheduled amounts arising from the Methane Princess leasing arrangement and the termination thereof. However, this does not extend to that of the Golar Winter and the Golar Grand leases, as the leases are with a different lessor and the Company did not receive any upfront cash benefit in respect of these leases, but rather the benefits accrue over the term of the leases in the form of less expensive financing.

In addition, to the extent Golar Partners incurs any liabilities as a consequence of a successful challenge by the UK Revenue Authorities with regard to the initial tax basis of the transactions relating to any of the UK tax leases or in relation to the lease restructuring terminations in 2010, the Company has agreed to indemnify Golar Partners.

Legal proceedings and claims

The Company may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business.
A provision will be recognized in the financial statements only where the Company believes that a liability will be probable and for which the amounts are reasonably estimable, based upon the facts known prior to the issuance of the financial statements.

NR Satu related claim

PT Golar Indonesia, a subsidiary of Golar Partners that is both the owner and operator of the NR Satu, has been notified of a claim that may be filed against it by PT Rekayasa, a subcontractor of the charterer, PT Nusantara Regas claiming that Golar and its subcontractor caused damage to the pipeline in connection with the FSRU conversion of the NR Satu and the related mooring. As of the current date no suit has been filed and Golar Partners is of the view were the claim to be filed with the Indonesian authorities any resolution could potentially take years to resolve. Golar Partners believes that it has meritorious defences against these claims and therefore as of December 31, 2012 has not recorded  any provision. Golar Partners is unable to estimate the possible loss given the early stages of the claim, but based on indicative numbers provided by the claimant the maximum amount of loss would be $9.6 million. Nevertheless in the event any such claim were successful against Golar Partners, under the indemnity provisions of the Time Charter Party, Golar Partners believes it has full recourse against the charterer. As part of the disposal of the NR Satu in July 2012 by the Company, Golar has also agreed to indemnify Golar Partners against any such losses.

Golar Viking related claim

In January 2011, Qatar Gas trading Company Limited ("Nakilat") chartered the Golar Viking from the Company for a period of 15 months. In April 2012, the time charter party agreement was terminated early. On February 15, 2013, Nakilat formally commenced arbitration proceedings against Golar claiming damages of $20.9 million for breach of contract, including that of early termination of the charter.  The Company believes that it has strong arguments to defend itself against any such claims,  accordingly, as of December 31, 2012, has not recorded any provision. Given the arbitration proceedings have only commenced, it is possible that the outcome of the arbitration proceedings may result in a loss of anything up to a maximum of $20.9 million.

Other

In December 2005, the Company signed a shareholders' agreement in connection with the setting up of a jointly owned company to be named Egyptian Company for Gas Services S.A.E ("ECGS"), which was to be established to develop hydrocarbon business and in particular LNG related business in Egypt.  As at December 31, 2012, the Company had a commitment to pay $1.0 million to a third party, contingent upon the conclusion of a material commercial business transaction by ECGS as consideration for work performed in connection with the setting up and incorporation of ECGS.

SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

36.	SUBSEQUENT EVENTS

Golar Partners made a final cash distribution of $0.50 per unit in February 2013 in respect of the quarter ended December 31, 2012, of which Golar received $14.4 million of dividend income in relation to the Company's common units, general partner units and IDRs held at the record date.

On February 5, 2013, Golar Partners closed its third post IPO public offering of 3,900,000 common units at a price of $29.74 per common unit. In addition, the Company maintained its 2% general partner interest and subscribed to 416,947 common units in a concurrent private placement, also at a price of $29.74 per unit. The net proceeds to Golar Partners from these offerings were approximately $180.6 million. Following the closing, the Company's total ownership interest in Golar Partners is approximately 50.9%.

On February 7, 2013, Golar completed its sale of its equity interest in the company that owns and operates the LNG carrier Golar Maria to Golar Partners for the price of $215 million. As consideration, Golar Partners assumed $89.5 million of bank debt in respect of the Golar Maria and paid Golar the balance of $125.5 million in cash using the proceeds of its recent equity offerings on February 2013.

ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Basis of accounting
Basis of accounting

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America.

Principles of consolidation

Investments in companies in which the Company directly or indirectly holds more than 50% of the voting control are consolidated in the financial statements, as well as certain variable interest entities in which the Company is deemed to be subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns, or both. All inter-company balances and transactions are eliminated. The non-controlling interests of subsidiaries were included in the Consolidated Balance Sheets and Statements of Operations as "Non-controlling interests".

A variable interest entity, or VIE, is defined by the accounting standard as a legal entity where either (a) equity interest holders as a group lack the characteristics of a controlling financial interest, including decision making ability and an interest in the entity's residual risks and rewards, or (b) the equity holders have not provided sufficient equity investment to permit the entity to finance its activities without additional subordinated financial support, or (c) the voting rights of some investors are not proportional to their obligations to absorb the expected losses of the entity, their rights to receive the expected residual returns of the entity, or both and substantially all of the entity's activities either involve or are conducted on behalf of an investor that has disproportionately few voting rights. A party that is a variable interest holder is required to consolidate a VIE if the holder has both (a) the power to direct the activities that most significantly impact the entity's economic performance and (b) the obligation to absorb losses that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.

Business combinations
Business combinations of subsidiaries are accounted for under the acquisition method.  On acquisition, the identifiable assets, liabilities and contingent liabilities of a subsidiary are measured at their fair values at the date of acquisition.  Any excess of the cost of acquisition over the fair values of the identifiable net assets acquired is recognized as goodwill.  Any deficiency of the cost of acquisition below the fair values of the identifiable net assets acquired (i.e. bargain purchase) is credited to the statement of operations in the period of acquisition.  The consideration transferred for an acquisition is measured at fair value of the consideration given.  Acquisition related costs are expensed as incurred.  Identifiable assets acquired and liabilities assumed in a business combination are measured initially at their fair values at the acquisition date. The results of subsidiary undertakings are included from the date of acquisition.

Investments in affiliates
Investments in affiliates

Affiliates are entities over which the Company generally has between 20% and 50% of the voting rights, or over which the Company has significant influence, but over which it does not exercise control, or has the power to control the financial and operational policies. Investments in these entities are accounted for by the equity method of accounting. This also extends to entities in which the Company holds a majority ownership interest, but it does not control, due to the participating rights of non-controlling interests. Under this method the Company records an investment in the common stock (or “in-substance common stock”) of an affiliate at cost (or fair value if a consequence of deconsolidation), and adjusts the carrying amount for its share of the earnings or losses of the affiliate subsequent to the date of the investment and reports the recognized earnings or losses in income. Dividends received from an affiliate in connection with their common stock interest reduce the carrying amount of the investment. The excess, if any, of the purchase price over book value of the Company's investments in equity method affiliates is included in the consolidated balance sheet as "Investment in Affiliates". When the Company's share of losses in an affiliate equals or exceeds its interest, the Company does not recognize further losses, unless the Company has incurred obligations or made payments on behalf of the affiliate. See note 13 for list of entities accounted for under the equity method.

Revenue and expense recognition
Revenue and expense recognition

Revenues include minimum lease payments under time charters, fees for repositioning vessels as well as the reimbursement of certain vessel operating and drydocking costs.  Revenues generated from time charters, which are classified as operating leases by the Company, are recorded over the term of the charter as service is provided. However, the Company does not recognize revenue if a charter has not been contractually committed to by a customer and the Company, even if the vessel has discharged its cargo and is sailing to the anticipated load port on its next voyage.

Reimbursement for drydocking costs is recognized evenly over the period to the next drydocking, which is generally between two to five years.  Repositioning fees (which are included in time charter revenue) received in respect of time charters are recognized at the end of the charter when the fee becomes fixed and determinable.  However, where there is a fixed amount specified in the charter, which is not dependent upon redelivery location, the fee will be recognized evenly over the term of the charter. Where a vessel undertakes multiple single voyage time charters, revenue is recognized, including the repositioning fee if fixed and determinable, on a discharge-to-discharge basis.  Under this basis, revenue is recognized evenly over the period from departure of the vessel from its last discharge port to departure from the next discharge port.  For arrangements where operating costs are borne by the charterer on a pass through basis, the pass through of operating costs is reflected in revenue and expenses.

Under time charters, voyage expenses are generally paid by the Company's customers.  Voyage related expenses, principally fuel, may also be incurred when positioning or repositioning the vessel before or after the period of time charter and during periods when the vessel is not under charter or is offhire, for example when the vessel is undergoing repairs.  These expenses are recognized as incurred.

Cash and cash equivalents	Cash and cash equivalents The Company considers all demand and time deposits and highly liquid investments with original maturities of three months or less to be equivalent to cash.
Restricted cash and short-term investments
Restricted cash and short-term investments

Restricted cash and short-term investments consist of bank deposits which may only be used to settle certain pre-arranged loan or lease payments and bid bonds in respect of tenders for projects entered into by the Company.  The Company considers all short-term investments as held to maturity.  These investments are carried at amortized cost.  The Company places its short-term investments primarily in fixed term deposits with high credit quality financial institutions.

Inventories	Inventories Inventories, which are comprised principally of fuel, lubricating oils and ship spares, are stated at the lower of cost or market value. Cost is determined on a first-in, first-out basis.
Newbuildings
Newbuildings

Newbuilds are stated at cost.  All pre-delivery costs incurred during the construction of newbuilds, including purchase installments, interest, supervision and technical costs, are capitalized.  Newbuilds are not depreciated until the vessel is available for use.

Vessels and equipment
Vessels and equipment

Vessels and equipment are stated at cost less accumulated depreciation.  The cost of vessels and equipment less the estimated residual value is depreciated on a straight-line basis over the assets' remaining useful economic lives.  Depreciation includes depreciation on all owned vessels and amortization of vessels accounted for as capital leases.

Refurbishment costs incurred during the period are capitalized as part of vessels and equipment and depreciated over the vessels' remaining useful economic lives.  Refurbishment costs are costs that appreciably increase the capacity, or improve the efficiency or safety of vessels and equipment. Drydocking expenditures are capitalized when incurred and amortized over the period until the next anticipated drydocking, which is generally between two and five years.  For vessels that are newly built or acquired, the Company has adopted the "built-in overhaul" method of accounting.  The built-in overhaul method is based on the segregation of vessel costs into those that should be depreciated over the useful life of the vessel and those that require drydocking at periodic intervals to reflect the different useful lives of the components of the assets.  The estimated cost of the drydocking component is amortized until the date of the first drydocking following acquisition, upon which the cost is capitalized and the process is repeated.

Vessel reactivation costs incurred on vessels leaving lay-up include both costs of a capital and expense nature.  The capital costs include the addition of new equipment or modifications to the vessel which enhance or increase the operational efficiency and functionality of the vessel.  These expenditures are capitalized and depreciated over the remaining useful life of the vessel.  Expenditures of a routine repairs and maintenance nature, that do not improve the operating efficiency or extend the useful lives of the vessels  are expensed as incurred as mobilization costs.

Useful lives applied in depreciation are as follows:

Vessels	40 to 50 years
Deferred drydocking expenditure	two to five years
Office equipment and fittings	three to six years

Interest costs capitalized
Interest costs capitalized

Interest costs are expensed as incurred except for interest costs that are capitalized.  Interest is capitalized on all qualifying assets that require a period of time to get them ready for their intended use.  Qualifying assets consist of vessels under construction and includes vessels undergoing conversion into FSRUs for the Company's own use. The interest capitalized is calculated using the rate of interest on the loan to fund the expenditure or the Company's weighted average cost of borrowings where appropriate, over the term period from commencement of the newbuilding and conversion work until substantially all the activities necessary to prepare the assets for its intended use are complete.

Deferred credit from capital leases
Deferred credit from capital leases

Income derived from the sale of subsequently leased assets is deferred and amortized in proportion to the amortization of the leased assets (see note 29). Amortization of deferred income is offset against depreciation and amortization expense in the Consolidated Statement of Operations.

Impairment of long-term assets
Impairment of long-term assets

The Company continually monitors events and changes in circumstances that could indicate carrying amounts of long-term assets may not be recoverable.  When such events or changes in circumstances are present, the Company assesses the recoverability of long-term assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows.  If the total of the future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets.

Deferred charges
Deferred charges

Costs associated with long-term financing, including debt arrangement fees, are deferred and amortized over the term of the relevant loan.  Amortization of deferred loan costs is included in "Other financial items" in the Consolidated Statement of Operations.  If a loan is repaid early, any unamortized portion of the related deferred charges is charged against income in the period in which the loan is repaid.

Trade receivables
Trade receivables

Trade receivables are presented net of allowances for doubtful balances. At each balance sheet date, all potentially uncollectible accounts are assessed individually for purposes of determining the appropriate provision for doubtful accounts.

Investment in available-for-sale securities
Investment in available-for-sale securities

The Company classifies its existing marketable equity securities as available-for-sale. These securities are carried at fair value, with unrealized gains and losses excluded from earnings and reported directly in stockholders' equity as a component of other comprehensive income (loss) unless an unrealized loss is considered "other-than-temporary," in which case it is transferred to the statement of operations. Management evaluates securities for other than temporary impairment ("OTTI") on a periodic basis. Consideration is given to (1) the length of time and the extent to which the fair value has been less than cost, (2) the financial condition and near-term prospects of the investee, and (3) the intent and ability of the Company to retain its investment in the investee for a period of time sufficient to allow for any anticipated recovery in fair value.

Cost-method investments
Cost-method investments

Cost-method investments are initially recorded at cost and reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Derivatives
Derivatives

The Company uses derivatives to reduce market risks associated with its operations.  The Company uses interest rate swaps for the management of interest rate risk exposure.  The interest rate swaps effectively convert a portion of the Company's debt from a floating to a fixed rate over the life of the transactions without an exchange of underlying principal.

The Company seeks to reduce its exposure to fluctuations in foreign exchange rates through the use of foreign currency forward contracts.

All derivative instruments are initially recorded at cost as either assets or liabilities in the accompanying Consolidated Balance Sheet and subsequently remeasured to fair value, regardless of the purpose or intent for holding the derivative.  Where the fair value of a derivative instrument is a net liability, the derivative instrument is classified in "Other current liabilities" in the Consolidated Balance Sheet.  Where the fair value of a derivative instrument is a net asset, the derivative instrument is classified in "Other non-current assets" in the Consolidated Balance Sheet, except if the current portion is a liability, in which case the current portion is included in "Other current liabilities."  The method of recognizing the resulting gain or loss is dependent on whether the derivative contract is designed to hedge a specific risk and also qualifies for hedge accounting.  The Company hedge accounts for certain of its interest rate swap arrangements designated as cash flow hedges.  For derivative instruments that are not designated or do not qualify as hedges under the guidance, the changes in fair value of the derivative financial instrument are recognized each period in current earnings in "Other financial items".

When a derivative is designated as a cash flow hedge, the Company formally documents the relationship between the derivative and the hedged item.  This documentation includes the strategy risk and risk management for undertaking the hedge and the method that will be used to assess effectiveness of the hedge.  If the derivative is an effective hedge, changes in the fair value are initially recorded as a component of accumulated other comprehensive income in equity.  The ineffective portion of the hedge is recognized immediately in earnings, as are any gains or losses on the derivative that are excluded from the assessment of hedge effectiveness.  The Company does not apply hedge accounting if it is determined that the hedge was not effective or will no longer be effective, the derivative was sold or exercised, or the hedged item was sold or repaid.

In the periods when the hedged items affect earnings, the associated fair value changes on the hedged derivatives are transferred from equity to the corresponding earnings line item on the settlement of a derivative.  The ineffective portion of the change in fair value of the derivative financial instrument is immediately recognized in earnings.  If a cash flow hedge is terminated and the originally hedged item is still considered probable of occurring, the gains and losses initially recognized in equity remain there until the hedged item impacts earnings at which point they are transferred to the corresponding earnings line item (i.e. interest expense).  If the hedged items are no longer probable of occurring, amounts recognized in  equity are immediately reclassified to earnings.

Cash flows from derivative instruments that are accounted for as cash flow hedges are classified in the same category as the cash flows from the items being hedged.

LNG trading

The company trades in physical cargoes, futures, swaps and options, all of which are traded on and recognized in liquid markets. Purchase and sales are recognized on the trade date. Open trading positions are stated at fair value based on closing market price on the balance sheet date. The market values of open positions are shown in debtors if positive or creditors if negative. Realized and unrealized gains and losses are recognized in current earnings in "Other operating gains and losses". The gross transaction value of energy trading contracts that were physically settled for the years ending December 31, 2012, 2011 and 2010, was $nil, $2.0 million profit and $5.3 million loss, respectively.

Contracts to buy and sell physical cargoes for future delivery settled on the bill of lading date are recognized at their fair value at the balance sheet date.

Leases
Vessels under capital lease

The Company leased certain vessels under agreements that were accounted for as capital leases. Obligations under capital leases were carried at the present value of future minimum lease payments.   The accounting policies relating to the asset balance, such as depreciation and drydocking expenditure followed those described under "Vessels and equipment".  Interest expense was calculated at a constant rate over the term of the lease. Certain of our capital leases were 'funded' via long term cash deposits which closely matched the lease liability.
Operating leases

Initial direct costs (those directly related to the negotiation and consummation of the lease) are deferred and allocated to earnings over the lease term.  Rental income and expense are amortized over the lease term on a straight-line basis.

Foreign currencies
Foreign currencies

The Company's and its subsidiaries' functional currency is the U.S. dollar as the majority of the revenues are received in U.S. dollars and a majority of the Company's expenditures are made in U.S. dollars.  The Company's reporting currency is U.S. dollars.

Transactions in foreign currencies during the year are translated into U.S. dollars at the rates of exchange in effect at the date of the transaction.  Foreign currency monetary assets and liabilities are translated using rates of exchange at the balance sheet date.  Foreign currency non-monetary assets and liabilities are translated using historical rates of exchange.  Foreign currency transaction and translation gains or losses are included in the Consolidated Statements of Operations.

Fair value measurements
Fair value measurements

The Company uses fair value to measure assets and liabilities. The guidance provides a single definition of fair value, together with a framework for measuring it, and requires additional disclosure about the use of fair value to measure assets and liabilities.

Stock-based compensation
Stock-based compensation

In accordance with the guidance on "Share Based Payment", the Company is required to expense the fair value of stock options issued to employees over the period the options vest.  The Company amortizes stock-based compensation for awards on a straight-line basis over the period during which the employee is required to provide service in exchange for the reward - the requisite service (vesting) period.  No compensation cost is recognized for stock options for which employees do not render the requisite service.  The fair value of employee share options is estimated using the Black-Scholes option-pricing model.

Earnings per share
Earnings per share

Basic earnings per share ("EPS") is computed based on the income available to common stockholders and the weighted average number of shares outstanding for basic EPS.  Treasury shares are not included in the calculation.  Diluted EPS includes the effect of the assumed conversion of potentially dilutive instruments.  Such potentially dilutive common shares are excluded when the effect would be to increase earnings per share or reduce a loss per share.

Pensions
Pensions

Defined benefit pension costs, assets and liabilities requires adjustment of the significant actuarial assumptions annually to reflect current market and economic conditions.  The Company's accounting policy states that full recognition of the funded status of defined benefit pension plans to be included within a Company's balance sheet. The pension benefit obligation is calculated by using a projected unit credit method.

Defined contribution pension costs represent the contributions payable to the scheme in respect of the accounting period and are recorded in the Consolidated Statement of Operations.

Income taxes
Income taxes

Income taxes are based on a separate return basis.  The guidance on "Accounting for Income Taxes" prescribes a recognition threshold and measurement attributes for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.

Deferred tax assets and liabilities are recognized principally for the expected tax consequences of temporary differences between the tax bases of assets and liabilities and their reported amounts.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.  Realization of the deferred income tax asset is dependent on generating sufficient taxable income in future years.

Deferred tax assets and liabilities are measured at the tax rates that are expected to apply to the year when the asset is realized or the liability is settled, based on the tax rates and tax laws that have been enacted or substantively enacted at the balance sheet date. Income tax relating to items recognized directly in the statement of comprehensive income is recognized in statement of change in equity and not in statement of operations.

Gain on issuance of shares by subsidiaries/investees
Gain on issuance of shares by subsidiaries

The Company recognizes a gain or loss when a subsidiary issues its stock to third parties at a price per share in excess or below its carrying value resulting in a reduction in the Company's ownership interest in the subsidiary.  The gain or loss is recorded in the line "Additional paid-in capital."

Segment reporting
Segment reporting

A segment is a distinguishable component of the Company that is engaged in business activities from which it earns revenues and incurs expenses whose operating results are regularly reviewed by the chief operating decision maker, and which is subject to risks and rewards that are different from those of other segments. The Company has identified two reportable industry segments: vessel operations and LNG trading.

Treasury shares	Treasury shares Treasury shares are recognized as a separate component of equity at cost. Upon subsequent disposal of treasury shares, any consideration is recognized directly in equity.
Convertible bonds
Convertible bonds

In accordance with ASC 470-20 "Debt with conversion and other options", the Company accounts for debt instruments with convertible features in accordance with the details and substance of the instruments at the time of their issuance. For convertible debt instruments issued at a substantial premium to equivalent instruments without conversion features, or those that may be settled in cash upon conversion, it is presumed that the premium or cash conversion option represents an equity component.

Accordingly, the Company determines the carrying amounts of the liability and equity components of such convertible debt instruments by first determining the carrying amount of the liability component by measuring the fair value of a similar liability that does not have an equity component. The carrying amount of the equity component representing the embedded conversion option is then determined by deducting the fair value of the liability component from the total proceeds from the issue. The resulting equity component is recorded, with a corresponding offset to debt discount which is subsequently  amortized to interest cost using the effective interest method over the period the debt is expected to be outstanding as an additional non-cash interest expense. Transaction costs associated with the instrument are allocated pro-rata between the debt and equity components.

For conventional convertible bonds which do not have a cash conversion option or where no substantial premium is received on issuance, it may not be appropriate to split the bond into the liability and equity components.

Guarantees
Guarantees

Guarantees issued by the Company, excluding those that are guaranteeing its own performance, are recognized at fair value at the time of the guarantees are issued, or upon the deconsolidation of a subsidiary, as in the case of Golar Partners (see note 5) and reported in "other long-term liabilities." A liability for the fair value of the obligation undertaken in issuing the guarantee is recognized.  If it becomes probable that the Company will have to perform under a guarantee, the Company will recognize an additional liability if the amount of the loss can be reasonably estimated. The recognition of fair value is not required for certain guarantees such as the parent's guarantee of a subsidiary's debt to a third party. For those guarantees excluded from the above guidance requiring the fair value recognition provision of the liability, financial statement disclosures of such items are made.

Use of estimates
Use of estimates

The preparation of financial statements in accordance with U.S. GAAP requires that management make estimates and assumptions affecting the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Useful lives applied in depreciation	Useful lives applied in depreciation are as follows:

Vessels	40 to 50 years
Deferred drydocking expenditure	two to five years
Office equipment and fittings	three to six years

Amounts recognized in accumulated other comprehensive income
As at December 31, 2012 and 2011, the Company's accumulated other comprehensive loss balances consisted of the following components:

(in thousands of $)	2012	2011
Unrealized net loss on qualifying cash flow hedging instruments	(6,832)	(19,462)
Unrealized gain on available-for-sale securities	5,911	—
Losses associated with pensions, net of tax recoveries of $0.3 million (2011: $0.4 million)	(17,809)	(15,486)
Accumulated other comprehensive loss	(18,730)	(34,948)
The amounts recognized in accumulated other comprehensive income consist of:

(in thousands of $)	2012	2011
Net actuarial loss	17,809	15,486

SUBSIDIARIES (Tables)	12 Months Ended
Dec. 31, 2012
SUBSIDIARIES [Abstract]
Listing of significant subsidiaries
The following table lists the Company's significant subsidiaries and their purpose as at December 31, 2012. Unless otherwise indicated, the Company owns a 100% controlling interest in each of the following subsidiaries.

Name	Jurisdiction of Incorporation	Purpose
Golar LNG 1460 Corporation	Marshall Islands	Owns Golar Viking
Golar LNG 2216 Corporation	Marshall Islands	Owns Golar Arctic
Golar LNG 2234 Corporation	Republic of Liberia	Owns Golar Maria
Golar Management Limited	United Kingdom	Management company
Golar GP LLC – Limited Liability Company	Marshall Islands	Holding company
Golar LNG Energy Limited	Bermuda	Holding company
Golar Gimi Limited	Marshall Islands	Owns Gimi
Golar Hilli Limited	Marshall Islands	Owns Hilli
Bluewater Gandria N.V. (1)	Netherlands	Owns and Operates Golar Gandria
Golar Commodities Limited	Bermuda	Trading company
Commodities Advisors LLC	United States of America	Holding company
Golar Hull M2021 Corporation	Marshall Islands	Owns Hull 2021 (Golar Seal)
Golar Hull M2022 Corporation	Marshall Islands	Owns Hull 2022 (Golar Crystal)
Golar Hull M2023 Corporation	Marshall Islands	Owns Hull 2023 (Golar Penguin)
Golar Hull M2024 Corporation	Marshall Islands	Owns Hull 2024 (Golar Eskimo)
Golar Hull M2026 Corporation	Marshall Islands	Owns Hull 2026 (Golar Celsius)
Golar Hull M2027 Corporation	Marshall Islands	Owns Hull 2027 (Golar Bear)
Golar Hull M2031 Corporation	Marshall Islands	Owns Hull 2031 (Golar Igloo)
Golar Hull M2047 Corporation	Marshall Islands	Owns Hull 2047 (Golar Snow)
Golar Hull M2048 Corporation	Marshall Islands	Owns Hull 2048 (Golar Ice)
Golar LNG NB10 Corporation	Marshall Islands	Owns Hull S658 (Golar Glacier)
Golar LNG NB11 Corporation	Marshall Islands	Owns Hull S659 (Golar Kelvin)
Golar LNG NB12 Corporation	Marshall Islands	Owns Hull 2055 (Golar Frost)
Golar LNG NB13 Corporation	Marshall Islands	Owns Hull 2056 (Golar Tundra)

(1) On January 18, 2012, the Company acquired the remaining 50% equity interest in its joint venture, Bluewater Gandria, which owns the LNG carrier, the Golar Gandria for $19.5 million.
Golar Partners and subsidiaries:
Golar Partners and subsidiaries were included in the Company's consolidated financial statements for all periods until December 13, 2012, following its first AGM upon which the majority of directors were elected by common unitholders. Accordingly, from December 13, 2012, Golar Partners has been considered an affiliate and not as a controlled subsidiary of the Company. The following table lists Golar Partners and its significant subsidiaries as of December 31, 2012.

Name	Jurisdiction of Incorporation	Purpose
Golar Partners Operating LLC – Limited Liability Company	Marshall Islands	Holding company
Golar LNG Partners LP – Limited Partnership	Marshall Islands	Holding Partnership
Faraway Maritime Shipping Company	Republic of Liberia	Owns Golar Mazo
Golar LNG 2215 Corporation	Marshall Islands	Leases Methane Princess
Golar LNG 2220 Corporation	Marshall Islands	Leases Golar Winter
Golar LNG 2226 Corporation	Marshall Islands	Leases Golar Grand
Golar Spirit (UK) Limited	United Kingdom	Operates Golar Spirit
Golar Servicos de Operacao de Embaracaoes Limited	Brazil	Management company
Golar Spirit Corporation	Marshall Islands	Owns Golar Spirit
PT Golar Indonesia	Indonesia	Owns and operates Nusantara Regas Satu or NR Satu

DECONSOLIDATION OF GOLAR PARTNERS (Tables)	12 Months Ended
Dec. 31, 2012
Deconsolidation [Abstract]
Components of gain on loss of control
In accordance with ASC 460, the guarantees issued by the Company in respect of Golar Partners and its subsidiaries were fair valued as of the deconsolidation date of December 13, 2012. The fair value of the guarantees amounted to a liability of $23.3 million which is recorded in "Other long-term liabilities" and comprised of the following items:

(in thousands of $)	As of December 13, 2012

Debt guarantees	4,548
Golar Grand Option	7,217
Methane Princess tax lease indemnity	11,500
23,265

Components of ownership interest
The fair value of the Company's residual interest in Golar Partners comprised of the following:

(in thousands of $)	As of December 13, 2012
Common units (i) (see note 21)	346,950
General Partner units and Incentive Distribution Rights ("IDRs") (ii) (see note 22)	191,177
Subordinated units (iii) (see note 13)	362,799
900,926

Components of gain on loss of control related to remeasurment
In addition, the table below shows the portion of the gain on loss of control related to the remeasurement of the Company's retained investment (our ownership interest of 54.1%) in Golar Partners.

(in thousands of $)	As of December 13, 2012
Fair value of investment in Golar Partners	900,926
Less: Percentage retained of carrying value of net assets in Golar Partners	(129,077)
Gain on retained investment in Golar Partners	771,849

Accounting for basis difference in fair value and book value

(in thousands of $)	Book value	Fair value	Basis difference	Golar's share of the basis difference
	100%	100%	100%	24.8%*

Vessels and equipment and vessels under capital leases (i)	1,192,779	1,924,027	731,248	181,326
Charter agreements (ii)	—	259,178	259,178	64,268
Goodwill (iii)	—	457,688	457,688	113,492
	1,192,779	2,640,893	1,448,114	359,086
*The Company's share of the basis difference is with reference to its holding in the subordinated units only.
The basis difference has been accounted for as follows:
(i) The basis difference assigned to vessels and equipment is being depreciated over the remaining estimated useful lives of the vessels and is recorded as a component of "Equity in net earnings(losses) of affiliates".
(ii) The basis difference relating to the charter agreements is being amortized over the remaining term of the charters and is recorded as a component of "Equity in net earnings (losses) of affiliates".
(iii) For the assigned goodwill, the Company will recognize its share of any impairment charge recorded by Golar Partners and consider the effect, if any, of the impairment on the assigned goodwill.

Components of fair value of guarantees
The fair value of the guarantees amounted to a liability of $23.3 million which is recorded in "Other long-term liabilities" and comprised of the following items:

(in thousands of $)	As of December 13, 2012

Debt guarantees	4,548
Golar Grand Option	7,217
Methane Princess tax lease indemnity	11,500
23,265

BUSINESS ACQUISITION (Tables)	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Details of purchase consideration, net assets aquired and goodwill
Details of the purchase consideration, the net assets acquired and goodwill are as follows:

(in thousands of $)		January 18, 2012
Fair value of previously held 50% equity interest (a)		19,500
Purchase consideration - cash		19,500
Total assumed acquisition consideration		39,000
Less: Fair value of net assets acquired:
Vessel and equipment, net	40,000
Inventories	931
Cash	62
Prepayments	40
Other liabilities	(100)
Subtotal		(40,933)
Gain on bargain purchase of Bluewater Gandria		(1,933)

Aquisition impact on income statement
The impact on the statement of operations of the acquisition of Bluewater Gandria is as follows:

(in thousands of $)
Gain on remeasurement (a)	2,356
Gain on bargain	1,933
Less: Acquisition related costs	(205)
Total gain on acquisition of Bluewater Gandria	4,084

As a result of acquiring the remaining 50% equity interest, we recognized a gain on bargain purchase as the cost of acquisition is less than the fair value of the net assets of the subsidiary acquired. We performed an assessment of the fair values of the assets acquired, liabilities assumed and consideration transferred. The assessment confirmed our gain on bargain purchase.

a)    Remeasurement of equity investment in Bluewater Gandria

Remeausrement of equity method investment
On January 18, 2012, the Company remeasured its previously held 50% equity interest in Bluewater Gandria to its fair value as set forth in the table below:

(in thousands of $)	Equity investment in Bluewater Gandria
Fair value of previously held 50% equity interest	19,500
Less: Carrying value at acquisition date	(17,144)
Gain on remeasurement of equity interest	2,356

The fair value of the Company's previously held investment in Bluewater Gandria was assumed to be equal to the purchase price of $19.5 million paid to Bluewater in respect of its 50% share in the joint venture.

b)    Revenue and profit contributions

SEGMENTAL INFORMATION (Tables)	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
Segment reporting information

(in thousands of $)	2012			2011
	Vessel operations	LNG Trading	Total	Vessel operations	LNG Trading	Total
Time charter revenues	410,345	—	410,345	299,848	—	299,848
Vessel and voyage operating expenses	(96,525)	—	(96,525)	(68,914)	—	(68,914)
Administrative expenses	(23,973)	(1,040)	(25,013)	(26,988)	(6,691)	(33,679)
Impairment of long-term assets	(500)	—	(500)	(500)	—	(500)
Depreciation and amortization	(85,187)	(337)	(85,524)	(69,814)	(472)	(70,286)
Other operating gains and losses	—	(27)	(27)	—	(5,438)	(5,438)
Operating income (loss)	204,160	(1,404)	202,756	133,632	(12,601)	121,031
Other non-operating income (loss)	858,080	(151)	857,929	541	—	541
Net financial expenses	(42,864)	(4)	(42,868)	(52,593)	(509)	(53,102)
Income taxes	(2,765)	—	(2,765)	1,705	—	1,705
Equity in net losses of affiliates	(609)	—	(609)	(1,900)	—	(1,900)
Net income (loss)	1,016,002	(1,559)	1,014,443	81,385	(13,110)	68,275
Non-controlling interests	(43,140)	—	(43,140)	(21,625)	—	(21,625)
Net income attributable to Golar LNG Ltd	972,862	(1,559)	971,303	59,760	(13,110)	46,650
Total assets	2,413,564	835	2,414,399	2,230,006	2,628	2,232,634
Investment in affiliates	367,656	—	367,656	22,529	—	22,529
Capital Expenditures	342,987	—	342,987	289,182	—	289,182

Revenue by major customer
In the years ended December 31, 2012, 2011 and 2010, revenues from the following customers accounted for over 10% of the Company's consolidated time charter revenues:

(in thousands of $)	2012		2011		2010
Petrobras*	90,321	22%	93,741	31%	90,652	37%
Dubai Supply Authority*	45,951	11%	47,054	16%	29,893	12%
Pertamina*	35,455	9%	37,829	13%	36,944	15%
Qatar Gas Transport Company	23,006	6%	35,461	12%	—	—
BG Group plc*	96,179	23%	25,101	8%	49,147	20%
PT Nusantara Regas*	38,789	9%	—	—	—	—
Shell	2,590	1%	5,105	2%	25,440	10%

Revenues and fixed assets with respect to geographical area
The following geographical data presents the Company's revenues and fixed assets with respect only to its FSRUs, operating under long-term charters, at specific locations. LNG vessels operate on a worldwide basis and are not restricted to specific locations. Accordingly, it is not possible to allocate certain assets of these operations to specific countries.

Revenues	2012	2011	2010

Brazil*	90,321	93,741	90,652
United Arab Emirates*	45,951	47,054	29,893
Indonesia*	38,789	—	—

Fixed assets	2012	2011

Brazil **	—	393,214
United Arab Emirates **	—	163,495

* A substantial portion of these revenues pertain to vessels owned by Golar Partners and its subsidiaries which were deconsolidated from December 13, 2012.
** These fixed assets relate to the FSRU vessels owned by Golar Partners and from December 13, 2012, have been deconsolidated from the Company's Consolidated Balance Sheet.

IMPAIRMENT OF LONG-TERM ASSETS (Tables)	12 Months Ended
Dec. 31, 2012
IMPAIRMENT OF LONG-TERM ASSETS [Abstract]
Impairment of long-term assets
Impairment of long-term assets as at December 31, 2012, 2011 and 2010 are as follows:

(in thousands of $)	2012	2011	2010
Cost method investment (unlisted) (see note 22)	—	—	3,000
FSRU conversion parts (see note 23)	500	500	1,500
	500	500	4,500

OTHER FINANCIAL ITEMS, NET (Tables)	12 Months Ended
Dec. 31, 2012
OTHER FINANCIAL ITEMS, NET [Abstract]
Components of other financial items, net

(in thousands of $)	2012	2011	2010
Mark-to-market adjustment for interest rate swap derivatives (see note 32)	1,223	(10,057)	(5,295)
Interest rate swap cash settlements (see note 32)	(12,258)	(14,201)	(13,018)
Mark-to-market adjustment for foreign currency derivatives (see note 32)	6,485	(1,417)	(6,996)
Foreign exchange (loss) gain on capital lease obligations and related restricted cash, net	(5,645)	182	4,581
Financing arrangement fees and other costs	(1,766)	(930)	(6,743)
Loss on termination of lease financing arrangements	—	—	(7,777)
Amortization of deferred financing costs	(1,900)	(1,484)	(1,348)
Foreign exchange gain (loss) on operations	94	(945)	(1,473)
Other	4	(234)	(528)
	(13,763)	(29,086)	(38,597)

TAXATION (Tables)	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Components of income tax expense (benefit)
The components of income tax expense (income) are as follows:

(in thousands of $)	2012	2011	2010
Current tax expense:
U.K.	2,101	2,733	1,030
Indonesia	6,828	—	—
Brazil	1,002	1,363	1,595
Total current tax expense	9,931	4,096	2,625
Deferred tax expense (income):
U.K.	91	886	(1,198)
Amortization of tax benefit arising on intra-group transfers of long term assets (see note 29)	(7,257)	(6,687)	—
Total income tax expense (income)	2,765	(1,705)	1,427

Deferred income tax assets	Deferred income tax assets are summarized as follows:

(in thousands of $)	2012	2011
Deferred tax assets, gross and net	531	622

EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Components of earnings per share, basic and diluted

The components of the numerator for the calculation of basic and diluted EPS are as follows:

(in thousands of $)	2012	2011	2010
Net income attributable to Golar LNG Ltd stockholders – basic and diluted	971,303	46,650	384
Add: Interest expense on convertible bonds	11,358	—	—
	982,661	46,650	384

The components of the denominator for the calculation of basic and diluted EPS are as follows:

(in thousands)	2012	2011	2010
Basic earnings per share:
Weighted average number of shares	80,324	74,707	67,597
Weighted average number of treasury shares	—	—	(424)
Weighted average number of common shares outstanding	80,324	74,707	67,173

Diluted earnings per share:
Weighted average number of common shares outstanding	80,324	74,707	67,173
Effect of dilutive share options	380	326	220
Effect of dilutive convertible bonds	3,539	—	—
Common stock and common stock equivalents	84,243	75,033	67,393

Earnings per share are as follows:

	2012	2011	2010
Basic	$12.09	$0.62	$0.01
Diluted	$11.66	$0.62	$0.01

OPERATING LEASES (Tables)	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Minimum contractual future revenues to be received on time charters
The minimum contractual future revenues to be received on time charters as of December 31, 2012, were as follows:

Year ending December 31,	Total
(in thousands of $)
2013	85,688
2014	79,388
2015	79,388
2016	40,613
2017	26,560
Total *	311,637

Future minimum rental payments under non-cancellable operating leases
The future minimum rental payments under the Company's non-cancellable operating leases are as follows:

Year ending December 31,	Total
(in thousands of $)
2013	676
2014	556
2015	556
2016	556
2017	556
2018	232
Total minimum lease payments	3,132

INVESTMENTS IN AFFILIATES (Tables)	12 Months Ended
Dec. 31, 2012
Equity Method Investments and Joint Ventures [Abstract]
Participation percentages, carrying amounts and components of non-consolidated investees
At December 31, 2012, the Company has the following participation in investments that are recorded using the equity method:

	2012	2011
Golar Partners (1) (3)	29.9%	—
Bluewater Gandria NV ("Bluewater Gandria") (2)	—	50%
Egyptian Company for Gas Services S.A.E ("ECGS")	50%	50%
Golar Wilhelmsen Management AS ("Golar Wilhelmsen")	60%	60%

(1) Golar Partners and its subsidiaries were included in the Company's consolidated financial statements for all periods until December 13, 2012, following its first AGM upon which the majority of directors were elected by the common unitholders, Golar Partners was deconsolidated and the Company's interests in the subordinated units were accounted for under the equity method from that date (see note 5 for further details).

(2) In January 2012, Bluewater Gandria became a wholly-owned subsidiary of the Company pursuant to the purchase of the remaining 50% equity interest by the Company (see note 6).

(3) The Company held a 54.1% ownership in Golar Partners as of December 31, 2012. However the 29.9% interest refers to the Company's interests in the subordinated units which are subject to the equity method accounting.

The carrying amounts of the Company's investments in its equity method investments as at December 31, 2012 and 2011 are as follows:

(in thousands of $)	2012	2011

Golar Partners	362,064	—
Bluewater Gandria	—	17,143
ECGS	5,592	5,294
Golar Wilhelmsen	—	92
Equity in net assets of affiliates	367,656	22,529

The components of equity in net assets of non-consolidated affiliates are as follows:

(in thousands of $)	2012	2011
Cost	374,729	28,868
Dividend	(125)	—
Equity in net earnings of other affiliates	(6,948)	(6,339)
Equity in net assets of affiliates	367,656	22,529

Summarized financial information of affiliated undertakings
Summarized financial information of the affiliated undertakings shown on a 100% basis are as follows:

(in thousands of $)	December 31, 2012
	Golar Wilhelmsen	ECGS	Golar Partners
Balance Sheet
Current assets	7,690	31,853	107,370
Non-current assets	—	1,368	1,403,604
Current liabilities	7,667	20,859	169,717
Non-current liabilities	—	1,183	1,099,713
Non-controlling interest	—	—	71,858

Statement of Operations
Revenue	4,245	61,769	286,630
Net (loss) income	(494)	849	127,141

OTHER RECEIVABLES, PREPAID EXPENSES AND ACCRUED INCOME (Tables)	12 Months Ended
Dec. 31, 2012
OTHER RECEIVABLES, PREPAID EXPENSES AND ACCRUED INCOME [Abstract]
Components of other receivables, prepaid expenses and accrued income

(in thousands of $)	2012	2011
Prepaid expenses	1,318	3,219
Other receivables	3,991	1,243
Accrued interest income	—	373
	5,309	4,835

NEWBUILDINGS (Tables)	12 Months Ended
Dec. 31, 2012
NEWBUILDINGS [Abstract]
Components of newbuildings

(in thousands of $)	2012	2011
Purchase price installments	418,062	186,159
Interest costs capitalized	13,897	3,610
Other costs capitalized	3,900	331
	435,859	190,100

VESSELS AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2012
Property and equipment:
Components of vessels and equipment, net	Useful lives applied in depreciation are as follows:

Vessels	40 to 50 years
Deferred drydocking expenditure	two to five years
Office equipment and fittings	three to six years

Vessels and equipment
Property and equipment:
Components of vessels and equipment, net

(in thousands of $)	2012	2011
Cost	771,945	1,584,365
Accumulated depreciation	(198,330)	(381,362)
Net book value	573,615	1,203,003

(in thousands of $)	2012	2011
Cost	—	600,395
Accumulated depreciation and amortization	—	(98,491)
Net book value	—	501,904

VESSELS UNDER CAPITAL LEASES, NET (Tables)	12 Months Ended
Dec. 31, 2012
Property and equipment:
Components of vessels and equipment, net	Useful lives applied in depreciation are as follows:

Vessels	40 to 50 years
Deferred drydocking expenditure	two to five years
Office equipment and fittings	three to six years

Vessels and equipment
Property and equipment:
Components of vessels and equipment, net

(in thousands of $)	2012	2011
Cost	771,945	1,584,365
Accumulated depreciation	(198,330)	(381,362)
Net book value	573,615	1,203,003

(in thousands of $)	2012	2011
Cost	—	600,395
Accumulated depreciation and amortization	—	(98,491)
Net book value	—	501,904

DEFERRED CHARGES (Tables)	12 Months Ended
Dec. 31, 2012
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Components of other receivables, prepaid expenses and accrued income
The deferred charges are comprised of the following amounts:

(in thousands of $)	2012	2011
Debt arrangement fees and other deferred financing charges	6,335	14,860
Accumulated amortization	(2,271)	(5,291)
	4,064	9,569

RESTRICTED CASH AND SHORT-TERM INVESTMENTS (Tables)	12 Months Ended
Dec. 31, 2012
RESTRICTED CASH AND SHORT-TERM INVESTMENTS [Abstract]
Components of restricted cash and cash equivalents
The Company's restricted cash and short-term investment balances are as follows:

(in thousands of $)	2012	2011
Restricted cash relating to projects	1,551	3,500
Golar Partners and subsidiaries' restricted cash
Total security lease deposits for lease obligations	—	190,516
Restricted cash and short-term investments relating to the Mazo facility	—	10,254
Restricted cash relating to the Freeze facility	—	9,012
	1,551	213,282

Components of short-term restricted cash and short-term investments
The analysis of short-term restricted cash and short-term investments at December 31, 2012 and 2011 is as follows:

(in thousands of $)	2012	2011
Restricted cash relating to projects	1,551	3,500
Golar Partners and subsidiaries' restricted cash
Lease security deposits	—	5,246
Restricted cash and short-term investments relating to the Mazo facility (see note 27)	—	10,254
Restricted cash relating to the Freeze facility (see note 27)	—	9,012
Short-term restricted cash and short-term investments	1,551	28,012

INVESTMENTS IN AVAILABLE-FOR-SALE SECURITIES (Tables)	12 Months Ended
Dec. 31, 2012
Investments, Debt and Equity Securities [Abstract]
Investments in available-for-sale securities

	2012	2011
Golar Partners (see note 5)	352,861	—
GasLog	173	—
	353,034	—

COST METHOD INVESTMENTS (Tables)	12 Months Ended
Dec. 31, 2012
Cost Method Investments Disclosure [Abstract]
Schedule of Cost Method Investments

	2012	2011
Golar Partners	191,177	—
OLT Offshore LNG Toscana S.p.A ("OLT–O")	7,347	7,347
	198,524	7,347

OTHER NON-CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2012
OTHER NON-CURRENT ASSETS [Abstract]
Components of other non-current assets

(in thousands of $)	2012	2011
Deferred tax asset (see note 10)	531	622
Other long-term assets	6,238	6,324
	6,769	6,946

ACCRUED EXPENSES (Tables)	12 Months Ended
Dec. 31, 2012
Payables and Accruals [Abstract]
Components of accrued expenses

(in thousands of $)	2012	2011
Vessel operating and drydocking expenses	8,248	8,298
Administrative expenses	8,070	6,555
Interest expense	3,094	7,045
Provision for taxes	1,001	8,744
	20,413	30,642

OTHER CURRENT LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2012
OTHER CURRENT LIABILITIES [Abstract]
Components of other current liabilities

(in thousands of $)	2012	2011
Deferred drydocking, operating cost and charterhire revenue	8,040	15,464
Mark-to-market interest rate swaps valuation (see note 32)	26,472	59,084
Mark-to-market currency swaps valuation (see note 32)	94	27,622
Current portion of the deferred tax benefit arising on intra-group transfer of long-term assets (see note 29)	3,156	7,256
Deferred credits from capital lease transactions (see note 29)	—	627
Other	244	928
	38,006	110,981

PENSIONS (Tables)	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Components of net periodic benefit cost
The components of net periodic benefit costs are as follows:

(in thousands of $)	2012	2011	2010
Service cost	429	459	485
Interest cost	2,361	2,729	2,891
Expected return on plan assets	(920)	(1,168)	(1,197)
Recognized actuarial loss	1,273	985	954
Net periodic benefit cost	3,143	3,005	3,133

Reconciliation of benefit obligation
The change in benefit obligation and plan assets and reconciliation of funded status as of December 31 are as follows:

(in thousands of $)	2012	2011
Reconciliation of benefit obligation:
Benefit obligation at January 1	52,430	51,056
Service cost	429	459
Interest cost	2,361	2,729
Actuarial loss	3,890	1,751
Foreign currency exchange rate changes	509	(114)
Benefit payments	(5,328)	(3,451)
Benefit obligation at December 31	54,291	52,430

Reconciliation of fair value of plan assets

(in thousands of $)	2012	2011
Reconciliation of fair value of plan assets:
Fair value of plan assets at January 1	14,846	17,605
Actual return on plan assets	1,807	(1,656)
Employer contributions	2,434	2,440
Foreign currency exchange rate changes	435	(92)
Benefit payments	(5,328)	(3,451)
Fair value of plan assets at December 31	14,194	14,846

Reconciliation of funded status
The details of these plans are as follows:

	December 31, 2012			December 31, 2011
(in thousands of $)	UK Scheme	Marine Scheme	Total	UK Scheme	Marine Scheme	Total
Projected benefit obligation	(9,718)	(44,573)	(54,291)	(9,839)	(42,591)	(52,430)
Fair value of plan assets	8,486	5,708	14,194	8,251	6,595	14,846
Funded status at end of year	(1,232)	(38,865)	(40,097)	(1,588)	(35,996)	(37,584)

(in thousands of $)	2012	2011
Projected benefit obligation	(54,291)	(52,430)
Fair value of plan assets	14,194	14,846
Funded status (1)	(40,097)	(37,584)

Employer contributions and benefits paid under the pension plans include $2.4 million paid from employer assets for each of the years ended December 31, 2012 and 2011.

(1) The Company's plans are composed of two plans that are both underfunded as at December 31, 2012 and 2011.

Pensions:
Asset allocation of retirement schemes
The fair value of the Company's plan assets, by category, as of December 31, 2012 and 2011 were as follows:

(in thousands of $)	2012	2011
Equity securities	9,520	10,051
Debt securities	3,007	2,267
Cash	1,667	2,528
	14,194	14,846

Amounts recognized in accumulated other comprehensive income
As at December 31, 2012 and 2011, the Company's accumulated other comprehensive loss balances consisted of the following components:

(in thousands of $)	2012	2011
Unrealized net loss on qualifying cash flow hedging instruments	(6,832)	(19,462)
Unrealized gain on available-for-sale securities	5,911	—
Losses associated with pensions, net of tax recoveries of $0.3 million (2011: $0.4 million)	(17,809)	(15,486)
Accumulated other comprehensive loss	(18,730)	(34,948)
The amounts recognized in accumulated other comprehensive income consist of:

(in thousands of $)	2012	2011
Net actuarial loss	17,809	15,486

Expected contributions to pension schemes	The Company is expected to make the following contributions to the schemes during the year ended December 31, 2013, as follows:

(in thousands of $)	UK scheme	Marine scheme
Employer contributions	617	1,800

Expected pension disbursements
The Company is expected to make the following pension disbursements as follows:

(in thousands of $)	UK scheme	Marine scheme
2013	244	3,000
2014	244	3,000
2015	244	3,000
2016	244	3,000
2017	244	3,000
2018 - 2022	1,625	15,000

Weighted average assumptions used
The weighted average assumptions used to determine the benefit obligation for the Company's plans at December 31 are as follows:

	2012	2011
Discount rate	4.10%	4.70%
Rate of compensation increase	2.96%	2.52%

The weighted average assumptions used to determine the net periodic benefit cost for the Company's plans for the year ended December 31 are as follows:

	2012	2011
Discount rate	4.10%	4.70%
Expected return on plan assets	6.75%	6.75%
Rate of compensation increase	2.52%	2.49%

Marine Scheme
Pensions:
Asset allocation of retirement schemes
The asset allocation for the Company's Marine scheme at December 31, 2012 and 2011, and the target allocation for 2013, by asset category are as follows:

Marine scheme	Target allocation 2013 (%)	2012 (%)	2011 (%)
Equity	30-65	30-65	30-65
Bonds	10-50	10-50	10-50
Other	20-40	20-40	20-40
Total	100	100	100

UK Scheme
Pensions:
Asset allocation of retirement schemes
The asset allocation for the Company's UK scheme at December 31, 2012 and 2011, and the target allocation for 2013, by asset category are as follows:

UK scheme	Target allocation 2013 (%)	2012 (%)	2011 (%)
Equity	70.0	72.5	72.5
Bonds	30.0	22.5	22.5
Cash	—	5.0	5.0
Total	100	100	100

DEBT (Tables)	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Components of long-term debt (including related parties)

(in thousands of $)	2012	2011
Total long-term debt due to third parties	504,906	691,549
Total long-term debt due to related parties	—	80,000
Total long-term debt (including related parties)	504,906	771,549
Less: current portion of long-term debt due to third parties and related parties	(14,400)	(64,306)
Long-term debt (including related parties)	490,506	707,243

Future repayments of outstanding debt (including related parties)	The outstanding debt as of December 31, 2012 is repayable as follows:

Year ending December 31,
(in thousands of $)
2013	14,400
2014	92,675
2015	91,900
2016	4,400
2017	301,531
Total	504,906

Components of debt
At December 31, 2012 and 2011, the Company's debt was as follows:

(in thousands of $)	2012	2011	Maturity date
World Shipholding revolving credit facility (a related party)	—	80,000	2013
Golar Maria facility	89,525	94,525	2014
Golar Arctic facility	96,250	101,250	2015
Golar Viking facility	90,800	95,200	2017
Convertible bonds	228,331	—	2017
Golar Partners and subsidiaries' loans:
Mazo facility	—	38,932	2013
Golar LNG Partners credit facility	—	257,500	2018
Golar Freeze facility	—	104,142	2018
	504,906	771,549

CAPITAL LEASES (Tables)	12 Months Ended
Dec. 31, 2012
Leases, Capital [Abstract]
Long-term obligations under capital leases

(in thousands of $)	2012	2011
Total long-term obligations under capital leases	—	405,843
Less: current portion of obligations under capital leases	—	(5,909)
Long term obligations under capital leases	—	399,934

OTHER LONG-TERM LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2012
OTHER LONG-TERM LIABILITIES [Abstract]
Components of other long-term liabilities

(in thousands of $)	2012	2011
Tax benefits on intra-group transfers of long-term assets	9,022	56,628
Pension obligations (see note 26)	40,097	37,584
Deferred credits from capital lease transactions	—	19,153
Guarantees issued to Golar Partners (see note 5)	23,265	—
Other	131	132
	72,515	113,497

Deferred credits from capital lease transactions
Deferred credits from capital lease transactions

(in thousands of $)	2012	2011
Deferred credits from capital lease transactions	—	24,691
Less: Accumulated amortization	—	(4,911)
	—	19,780
Short-term (see note 25)	—	627
Long-term	—	19,153
	—	19,780

EQUITY OFFERINGS/TRANSACTIONS WITH LISTED SUBSIDIARIES (Tables)	12 Months Ended
Dec. 31, 2012
EQUITY OFFERINGS OF SUBSIDIARIES [Abstract]
Components of equity offerings of subsidiaries

The following table summarizes the issuances of common units of Golar Partners:

				Public Offering
Date	Number of Common Units Issued[1]	Number of Common Units Issued to the Company	Offering Price	Gross Proceeds (in thousands of $)[2]	Net Proceeds (in thousands of $)	Company's Ownership in Golar Partners after the Offering[3]
April 2011 (IPO)	13,800,000	9,327,254	$22.50	310,500	287,795	65.4%
July 2012	6,325,000	969,305	$30.95	188,485	187,138	57.5%
November 2012	4,300,000	1,524,590	$30.50	131,150	129,981	54.1%

[1] Pertains to common units issued by Golar Partners to the public.
[2] Gross and net proceeds from Golar Partners' public offering (excluding proceeds received from Golar's participation in the concurrent private placement).
[3] Includes the general partner interest of the Company in Golar Partners.

Summary of sale of vessel interests
The following table summarizes the sale of the Company's vessel interests to Golar Partners since its IPO:

	2012		2011
(in millions of $)	Golar Grand	NR Satu	Golar Freeze
Sales price	176.8	388.0	231.3
Less: Net assets transferred	(43.1)	(255.7)	(65.5)
Excess of sales price over net assets transferred	133.7	132.3	165.8
Additions to Golar's stockholders' equity and noncontrolling interest	88.3	85.8	96.7

SHARE CAPITAL AND SHARE OPTIONS (Tables)	12 Months Ended
Dec. 31, 2012
SHARE CAPITAL AND SHARE OPTIONS [Abstract]
Authorized and issue share capital
As at December 31, 2012 and December 31, 2011, authorized and issued share capital is as follows:

Authorized share capital:

(in thousands of $, except per share data)	2012	2011
100,000,000 common shares of $1.00 each	100,000	100,000

Issued share capital:

(in thousands of $, except per share data)	2012	2011
80,503,364 (2011: 80,236,252) outstanding issued common shares of $1.00 each	80,504	80,237

Treasury shares held
The number of treasury shares held by the Company is as follows:

(Number of shares in thousands)	2012	2011	2010
At January 1	—	150	450
Disposed of during the year	—	(150)	(300)
At December 31	—	—	150

(In thousands of $)	2012	2011	2010
At December 31:
Book value of treasury shares	—	—	2,280
Market value of treasury shares	—	—	2,245

Weighted average assumptions used
The weighted average assumptions used are noted in the table below:

	2012	2011	2010
Risk free interest rate	2.0%	1.8%	2.0%
Expected volatility of common stock	56.9%	53.2%	56.7%
Expected dividend yield	0.0%	0.0%	0.0%
Expected life of options (in years)	2.6 years	2.6 years	3.5 years

Summary of stock option activity
A summary of option activity (including Golar Energy options prior to cancellation in May 2011) as at December 31, 2012, 2011 and 2010, and changes during the years then ended are presented below:

(in thousands of $, except per share data)	Shares (In '000s)	Weighted average exercise price	Weighted average remaining contractual term (years)
Options outstanding at December 31, 2009	5,487	$4.51
Granted during the year	2,323	$1.62
Exercised during the year	(531)	$7.81
Options outstanding at December 31, 2010	7,279	$2.96	2.0
Exercised during the year	(1,604)	$7.46
Forfeited during the year	(285)	$5.43
Options exchanged
- Golar Energy option exchanged and cancelled	(5,438)	$1.95
- Golar LNG options issued	897	$11.84
Options outstanding at December 31, 2011	849	$10.11	1.2
Exercised during the year	(267)	$1.54
Forfeited during the year	(1)	$8.54
Options outstanding at December 31, 2012	581	$7.86	0.8

Options exercisable at:
December 31, 2012	323	$8.46	0.3
December 31, 2011	299	$9.94	0.3
December 31, 2010	2,217	$4.66	1.1

FINANCIAL INSTRUMENTS (Tables)	12 Months Ended
Dec. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Interest rate derivatives
As of December 31, 2012, the Company has entered into the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR as summarized below.  The summary also includes those that are designated as cash flow hedges:

Instrument (in thousands of $)	Notional value	Maturity Dates	Fixed Interest Rates
Interest rate swaps:
Receiving floating, pay fixed	180,104	2014-2015	3.57% to 4.52%

Effect of cash flow hedging relationships on statements of operations
The effect of cash flow hedging relationships relating to interest rate swap agreements on the consolidated statements of operations is as follows:

(in thousands of $)	Effective portion Gain/(loss) reclassified from Accumulated Other Comprehensive Loss			Ineffective Portion
Derivatives designated as hedging instruments location	2012	2011	2010	2012	2011	2010
Interest rate swaps Other financial items, net	—	—	—	$(535)	$(632)	$(427)

Effect of cash flow hedging relationships on statements of changes in equity
The effect of cash flow hedging relationships relating to interest rate swap agreements to the consolidated statements of changes in equity is as follows:

(in thousands of $)	Amount of gain/(loss) recognized in other comprehensive income on derivative (effective portion)
Derivatives designated as hedging instruments	2012	2011	2010
Interest rate swaps	1,547	1,024	(8,578)

Fair value hierarchy of derivative and non-derivative financial instruments
The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities;
Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.
Level 3: Unobservable inputs that are not corroborated by market data.

	Fair value	2012	2012	2011	2011
(in thousands of $)	Hierarchy(1)	Carrying Value	Fair Value	Carrying Value	Fair Value
Non-Derivatives:
Cash and cash equivalents	Level 1	424,714	424,714	66,913	66,913
Restricted cash and short-term investments	Level 1	1,551	1,551	213,282	213,282
Investment in available-for-sale securities	Level 1	353,034	353,034	—	—
Cost method investments	Level 3	198,524	N/a	7,347	N/a
Amounts due from Golar Partners	Level 1	34,953	36,109	—	—
Long-term debt – convertible bond (1)	Level 1	228,331	251,250	—	—
Long-term debt – floating (1)		276,575	276,575	771,549	771,549
Obligations under capital leases (1)		—	—	405,843	405,843
Derivatives:
Interest rate swaps liability (2) (3)	Level 2	26,472	26,472	59,084	59,084
Foreign currency swaps liability (3)	Level 2	970	970	27,622	27,622

(1) The Company's debt and capital lease obligations were recorded at amortized cost in the consolidated balance sheet.
(2) Derivative liabilities are captured within other current liabilities and derivative assets are captured within long-term assets on the balance sheet.
(3) The fair value/carrying value of interest rate swap agreements that qualify and are designated as a cash hedge as at December 31, 2012 and 2011, was $12.9 million (with a notional value of $180.1 million) and $25.9 million (with a notional value of $436.3 million), respectively. The expected maturity of these interest rate agreements is from June 2014 to April 2015.

RELATED PARTY TRANSACTIONS (Tables)	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
Related party transactions
Transactions with Golar Partners and subsidiaries:

Net revenues/expenses: The following revenues and expenses presented below have largely been eliminated upon consolidation of Golar Partners through to December 13, 2012:

(in thousands of $)	2012	2011	2010
Transactions with Golar Partners and subsidiaries:
Management and administrative services fees* (i)	2,876	1,576	—
Ship management fees* (ii)	4,222	4,146	3,826
Interest income on vendor financing loan - Golar Freeze (iii)	11,921	3,085	—
Interest income on vendor financing loan - NR Satu* (iv)	4,737	—	—
Interest income on high-yield bonds* (v)	575	—	—
Interest income on Golar Energy loan (vi)	829	—	—
Total	25,160	8,807	3,826

* The net effect to the Company's consolidated statement of operations for the year ended December 31, 2012 was an aggregate income of $1.5 million.

Receivables (payables): The balances with Golar Partners and subsidiaries as of December 31, 2012 and 2011 consisted of the following:

(in thousands of $)	2012	2011*
Trading balances due to Golar and affiliates (vii)	2,031	3,235
Golar LNG vendor financing loan (iii)	—	(222,310)
High-yield bonds (v)	34,953	—
	36,984	(219,075)

*The balances with Golar Partners and subsidiaries as of December 31, 2011 were eliminated upon consolidation.

(i) Management and administrative services agreement - On March 30, 2011, Golar Partners entered into a management and administrative services agreement with Golar Management, a wholly-owned subsidiary of Golar, pursuant to which Golar Management will provide to Golar Partners certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management’s costs and expenses incurred in connection with providing these services. Golar Partners may terminate the agreement by providing 120 days written notice.

(ii) Ship management fees - Golar and certain of its affiliates charged ship management fees to Golar Partners for the provision of technical and commercial management of the vessels. Each of Golar Partners’ vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by certain affiliates of Golar, including Golar Management and Golar Wilhelmsen AS ("Golar Wilhelmsen"), a partnership that is jointly controlled by Golar and by Wilhelmsen Ship Management (Norway) AS.

(iii) Vendor financing loan - Golar Freeze - In October 2011, in connection with the purchase of the Golar Freeze, Golar Partners entered into a financing loan agreement with Golar for an amount of $222.3 million. The facility is unsecured and bears interest at a fixed rate of 6.75% per annum payable quarterly. The loan is non-amortizing with a final balloon payment of $222.3 million due in October 2014. The loan was repaid in October 2012.

(iv) Vendor financing loan - NR Satu - In July 2012, in connection with the purchase of the NR Satu, Golar Partners entered into a financing loan agreement with Golar for an amount of $175 million. Of this amount, $155 million has been drawn down in July 2012. A further $20 million is available for drawdown until July 2015. The facility is unsecured and bears interest at a fixed rate of 6.75% per annum payable quarterly. The loan is non-amortizing with a final balloon payment for the amount drawn down due within three years from the date of draw down. The loan was repaid in December 2012.

(v) High-yield bonds - In October 2012, Golar Partners completed the issuance of NOK1,300 million in senior unsecured bonds that mature in October 2017. The aggregate principal amount of the bonds is equivalent to approximately $227 million. Of this amount, approximately $35 million was issued to Golar.

(vi) Golar Energy loan - In January 2012, Golar LNG (Singapore) Pte. Ltd. ("Golar Singapore"), the subsidiary which holds the investment in PTGI, drew down $25 million on its loan agreement entered into in December 2011 with Golar Energy. The loan was unsecured, repayable on demand and bears interest at the rate of 6.75% per annum payable on a quarterly basis. In connection with the acquisition of the subsidiaries that own and operate the NR Satu, all amounts payable to Golar Energy by the subsidiaries acquired by Golar Partners, including Golar Singapore, were extinguished.

(vii) Trading balances -Receivables and payables with Golar Partners and its subsidiaries are comprised primarily of unpaid management fees, advisory and administrative services.  In addition, certain receivables and payables arise when the Company pays an invoice on behalf of a related party and vice versa.  Receivables and payables are generally settled quarterly in arrears. Trading balances due from Golar Partners and its subsidiaries are unsecured, interest-free and intended to be settled in the ordinary course of business. They primarily relate to recharges for trading expenses paid on behalf of Golar Partners including ship management and administrative service fees due to Golar.
Dividends to non-controlling interests:

(in thousands of $)	2012	2011	2010
Faraway Maritime Shipping Company	1,800	2,400	3,120
Golar Partners	30,282	10,132	—
	32,082	12,532	3,120
Net (expenses) income (due to) from other related parties (excluding Golar Partners):

(in thousands of $)	2012	2011	2010
Frontline Ltd. and subsidiaries ("Frontline") (i)	(325)	(972)	(984)
Seatankers Management Company Limited ("Seatankers") (i)	31	(64)	(62)
Ship Finance AS ("Ship Finance") (i)	4	190	161
Bluewater Gandria (ii)	—	125	—
Golar Wilhelmsen (iii)	—	(2,816)	—
World Shipholding (iv)	(2,961)	(2,302)	(532)

Receivables (payables) from related parties (excluding Golar Partners):

(in thousands of $)	2012	2011
World Shipholding
- Loan (iv)	—	(80,000)
- Other (v)	—	(21,134)
Frontline	(143)	181
Seatankers	(12)	(44)
Ship Finance	2	48
Bluewater Gandria	—	125
	(153)	(100,824)

CAPITAL COMMITMENTS (Tables)	12 Months Ended
Dec. 31, 2012
CAPITAL COMMITMENTS [Abstract]
Fiscal year maturity schedule of capital commitments
As at December 31, 2012, the estimated timing of the payments in connection with these newbuildings is due to be paid as follows:

(in thousands of $)
Payable within 12 months to December 31, 2013	1,107,170
Payable within 12 months to December 31, 2014	1,038,715
Payable within 12 months to December 31, 2015	120,960
2,266,845

OTHER COMMITMENTS AND CONTINGENCIES (Tables)	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Assets pledged as collateral	Assets Pledged

(in thousands of $)	December 31, 2012	December 31, 2011
Book value of vessels secured against long-term loans and capital leases	432,867	1,431,050

GENERAL (Details) (USD $)	12 Months Ended				1 Months Ended
	Dec. 31, 2012	Apr. 30, 2003	Apr. 30, 2013 Subsequent event Newbuildings	Apr. 27, 2013 Subsequent event	Mar. 31, 2012 Subsequent event Bonds Issuance of debt	Dec. 31, 2012 Vessels and equipment Vessels	Dec. 31, 2011 Vessels and equipment Vessels	Dec. 31, 2012 Golar LNG Partners	Dec. 31, 2012 Golar LNG Partners	Apr. 30, 2011 Golar LNG Partners	Feb. 07, 2013 Golar LNG Partners Subsequent event	Feb. 05, 2013 Golar LNG Partners Subsequent event	Dec. 31, 2012 Golar LNG Partners	Feb. 07, 2013 Golar LNG Partners Subsequent event	Dec. 31, 2012 Golar LNG Partners Vessels and equipment Vessels	Dec. 31, 2012 LNG carrier Vessels and equipment Vessels	Dec. 31, 2012 John Fredriksen	Dec. 31, 2011 John Fredriksen
Ownership interests:
Ownership interest percentage																	45.71%	46.00%
Number of owned shipping vessels						6	9									6
Number of operated shipping vessels															7
Minimum duration of long-term charter	5 years
Percentage ownership in subsidiary		100.00%								65.40%
Cost method investments, percentage of general partner interest								2.00%
Investments, ownership percentage									54.10%			50.90%	54.10%
Value of additional facilities required to meet commitments			$ 2,100,000,000	$ 2,000,000,000
Number of unfinanced newbuildings			13
Proceeds from issuance of convertible bonds					250,000,000
Drop-down amount											215,000,000			215,000,000
Debt assumed by equity method investee											$ 89,500,000			$ 89,000,000

ACCOUNTING POLICIES (Details) (USD $)	0 Months Ended	12 Months Ended
	Aug. 31, 2010 segments	Dec. 31, 2012 segments	Dec. 31, 2011	Dec. 31, 2010
Accounting Policies [Abstract]
Revenue from loss of hire insurance		$ 2,100,000	$ 400,000	$ 300,000
Accumulated Other Comprehensive Loss:
Unrealized net loss on qualifying cash flow hedging instruments		(6,832,000)	(19,462,000)
Unrealized gain on available-for-sale securities		5,911,000	0
Losses associated with pensions, net of tax recoveries of $0.3 million (2011: $0.4 million)		(17,809,000)	(15,486,000)
Accumulated other comprehensive loss		(18,730,000)	(34,948,000)
Tax recoveries from losses associated with pesnions		300,000	400,000
Number of reportable segments	1	2
Other operating gains and losses | Energy trading contract
Trading activity:
Gains and losses on trading activity		$ 0	$ 2,000,000	$ (5,300,000)

ACCOUNTING POLICIES - Property and Equipment (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Minimum
Property and equipment:
Drydocking expense reimbursement period	2 years
Minimum | Vessels
Property and equipment:
Useful life of property and equipment, minimum (in years)	40 years
Minimum | Deferred drydocking expenditure
Property and equipment:
Useful life of property and equipment, minimum (in years)	2 years
Minimum | Office equipment and fittings
Property and equipment:
Useful life of property and equipment, minimum (in years)	3 years
Maximum
Property and equipment:
Drydocking expense reimbursement period	5 years
Maximum | Vessels
Property and equipment:
Useful life of property and equipment, minimum (in years)	50 years
Maximum | Deferred drydocking expenditure
Property and equipment:
Useful life of property and equipment, minimum (in years)	5 years
Maximum | Office equipment and fittings
Property and equipment:
Useful life of property and equipment, minimum (in years)	6 years
Newbuildings
Property and equipment:
Interest costs capitalized during period	$ 10.3	$ 3.6	$ 0
Vessel to FSRU retrofitting
Property and equipment:
Interest costs capitalized during period	$ 1.8	$ 1.9	$ 0.5

SUBSIDIARIES (Details) (USD $) In Thousands, unless otherwise specified	Apr. 30, 2003	Dec. 31, 2012 Bluewater Gandria N.V.	Jan. 18, 2012 Bluewater Gandria N.V.	Jul. 31, 2008 Bluewater Gandria N.V.	Dec. 31, 2012 Golar LNG 1460 Corporation	Dec. 31, 2012 Golar LNG 2216 Corporation	Dec. 31, 2012 Golar LNG 2234 Corporation	Dec. 31, 2012 Golar Management Limited	Dec. 31, 2012 Golar GP LLC - Limited Liability Company	Dec. 31, 2012 Golar LNG Energy Limited	Dec. 31, 2012 Golar Gimi Limited	Dec. 31, 2012 Golar Hilli Limited	Dec. 31, 2012 Golar Commodities Limited	Dec. 31, 2012 Commodities Advisors LLC	Dec. 31, 2012 Golar Hull M2021 Corporation	Dec. 31, 2012 Golar Hull M2022 Corporation	Dec. 31, 2012 Golar Hull M2023 Corporation	Dec. 31, 2012 Golar Hull M2024 Corporation	Dec. 31, 2012 Golar Hull M2026 Corporation	Dec. 31, 2012 Golar Hull M2027 Corporation	Dec. 31, 2012 Golar Hull M2031 Corporation	Dec. 31, 2012 Golar Hull M2047 Corporation	Dec. 31, 2012 Golar Hull M2048 Corporation	Dec. 31, 2012 Golar LNG NB10 Corporation	Dec. 31, 2012 Golar LNG NB11 Corporation	Dec. 31, 2012 Golar LNG NB12 Corporation	Dec. 31, 2012 Golar LNG NB13 Corporation	Dec. 31, 2012 Bluewater Gandria N.V.	Dec. 31, 2012 Faraway Maritime Shipping Company Golar LNG Partners	Dec. 31, 2012 Golar LNG 2215 Corporation Golar LNG Partners	Dec. 31, 2012 Golar LNG 2220 Corporation Golar LNG Partners	Dec. 31, 2012 Golar LNG 2226 Corporation Golar LNG Partners	Dec. 31, 2012 Golar Spirit (UK) Limited Golar LNG Partners	Dec. 31, 2012 Golar Servicos de Operacao de Embaracaoes Limited Golar LNG Partners	Dec. 31, 2012 Golar Partners Operating LLC –Limited Liability Company Golar LNG Partners	Dec. 31, 2012 Golar LNG Partners LP – Limited Partnership Golar LNG Partners	Dec. 31, 2012 Golar Spirit Corporation Golar LNG Partners	Dec. 31, 2012 PT Golar Indonesia Golar LNG Partners
Ownership interests:
Percentage ownership in subsidiary	100.00%				100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Investments percentage ownership in subsidiaries																													100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Percentage of voting interest acquired		50.00%	50.00%	50.00%
Purchase consideration - cash			$ 19,500

DECONSOLIDATION OF GOLAR PARTNERS (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Golar LNG Partners	Dec. 13, 2012 Golar LNG Partners		Dec. 31, 2011 Golar LNG Partners	Dec. 13, 2012 Golar LNG Partners
Deconsolidation:
Equity in net assets of non-consolidated investees	$ 367,656	$ 22,529	$ 362,064	$ 362,799	[1]	$ 0
Gain on loss of control							$ 853,996

[1]	Subordinated unitsAs of the deconsolidation date and December 31, 2012, the Company held 15.9 million units representing 100% of the subordinated units. The Company's holding in the subordinated units of Golar Partners have been accounted for under the equity method on the basis that the subordinated units are considered to be, in-substance, common stock for accounting purposes. The fair value on December 13, 2012, was determined based on the quoted market price of the listed common units as of the deconsolidation date but discounted principally for their non-tradability and subordinated dividend and liquidation rights during the subordination period. The subordination period will end on the satisfaction of various tests as prescribed in the Partnership Agreement, but will not end before March 31, 2016, except with the removal of the Company as the general partner. Upon the expiration of the subordination period, the subordinated units will convert into common units.

DECONSOLIDATION OF GOLAR PARTNERS - Gain on Loss of Control (Details) (Golar LNG Partners, USD $) In Thousands, unless otherwise specified	0 Months Ended
Dec. 13, 2012
Golar LNG Partners
Deconsolidation:
Fair value of investment in Golar Partners	$ 900,926 [1]
Carrying value of the non-controlling interest in Golar Partners	179,285
Fair value and carrying value of noncontrolling interest	1,080,211
Carrying value of Golar Partners' net assets	238,409
Guarantees issued to Golar Partners	23,266 [2]
Accumulated other comprehensive loss relating to Golar Partners	(8,989) [3]
Deferred tax benefit on intra-group transfers of long-term assets	(44,449) [4]
Gain on loss of control of Golar Partners	$ 853,996

[1]	Fair value of investment in Golar PartnersThe fair value of the Company's residual interest in Golar Partners comprised of the following:(in thousands of $)As of December 13, 2012Common units (i) (see note 21)346,950General Partner units and Incentive Distribution Rights ("IDRs") (ii) (see note 22)191,177Subordinated units (iii) (see note 13)362,799 900,926(i) Common units (available-for-sale securities)As of the deconsolidation date and December 31, 2012, the Company held 11.8 million common units representing 32.6% of the common units in issue, as a class. The Company's holding in the voting common units of Golar Partners have been accounted for under the guidance for available-for-sale securities on the basis that during the subordination period the common units have preferential dividend and liquidation rights. Accordingly, these securities are carried at fair value and any unrealized gains and losses on these securities are reflected directly in equity unless a realized loss is considered "other-than-temporary", in which case it is transferred to the statement of operations. Dividends received from its common units in Golar Partners during the subordination period will be recorded in the consolidated statement of operations in the line item "Dividend income".(ii) General Partner units and IDRsThe Company's 2% general partner interest and 100% of the incentive distribution rights (IDRs) in Golar Partners have been accounted for as cost-method investments on the basis that the general partner interests have preferential liquidation and dividend rights during the subordination period. The Company's interest in the general partner units have been recorded at their fair value as of December 13, 2012, based on the share price of the publicly traded common units of Golar Partners but adjusted for restrictions over their transferability and reduction in voting rights. The fair value of the IDRs as of December 13, 2012 was determined using a Monte Carlo simulation method. This simulation was performed within the Black Scholes option pricing model then solved via an iterative process by applying the Newton-Raphson method for the fair value of the IDRs, such that the price of a unit output by the Monte Carlo simulation equalled the price observed in the market. The method took into account the historical volatility, dividend yield as well as the share price of the units as of the deconsolidation date.(iii) Subordinated unitsAs of the deconsolidation date and December 31, 2012, the Company held 15.9 million units representing 100% of the subordinated units. The Company's holding in the subordinated units of Golar Partners have been accounted for under the equity method on the basis that the subordinated units are considered to be, in-substance, common stock for accounting purposes. The fair value on December 13, 2012, was determined based on the quoted market price of the listed common units as of the deconsolidation date but discounted principally for their non-tradability and subordinated dividend and liquidation rights during the subordination period. The subordination period will end on the satisfaction of various tests as prescribed in the Partnership Agreement, but will not end before March 31, 2016, except with the removal of the Company as the general partner. Upon the expiration of the subordination period, the subordinated units will convert into common units.
[2]	(d) GuaranteesIn accordance with ASC 460, the guarantees issued by the Company in respect of Golar Partners and its subsidiaries were fair valued as of the deconsolidation date of December 13, 2012. The fair value of the guarantees amounted to a liability of $23.3 million which is recorded in "Other long-term liabilities" and comprised of the following items:(in thousands of $) As of December 13, 2012 Debt guarantees 4,548Golar Grand Option 7,217Methane Princess tax lease indemnity 11,500 23,265The debt guarantees were issued by Golar to third party banks in respect of certain secured debt facilities relating to Golar Partners and subsidiaries. The liability is being amortized over the remaining term of the respective debt facilities with the credit being recognized in "Other financial items".The Golar Grand Option was issued in connection with the disposal of the Golar Grand to Golar Partners in November 2012. The fair value of the Golar Grand Option was determined by discounting the difference between the guaranteed charter rate per the Option agreement less the estimated market rate at the end of the initial lease term (See note 33(d)).The Methane Princess tax lease indemnity of $11.5 million is based on the termination sum as of December 13, 2012, less the associated security deposit, but factoring in the timing and likelihood of an early termination (see note 35).
[3]	Golar Partners' accumulated other comprehensive incomeThe accumulated other comprehensive loss of $9.0 million in relation to Golar Partners was released to the consolidated statement of operations on deconsolidation.
[4]	Deferred tax benefits on intra-group transfers of long-term assetsThe release of the deferred tax benefits on intra-group transfers of long-term assets amounting to $44.4 million relates to vessels owned by Golar Partners; the Golar Freeze, the Golar Spirit and the NR Satu which upon the deconsolidation of Golar Partners was released and recognized as part of the gain on loss of control (see note 29).

DECONSOLIDATION OF GOLAR PARTNERS - Components of Ownership Interest (Details) (USD $) In Thousands, except Share data in Millions, unless otherwise specified	Dec. 31, 2012		Dec. 13, 2012		Dec. 31, 2011
Deconsolidation:
Cost method investments	$ 198,524				$ 7,347
Equity in net assets of non-consolidated investees	367,656				22,529
Golar LNG Partners
Deconsolidation:
Available-for-sale securities			346,950	[1]
Fair value of investment			900,926	[2]
Available-for-sale securities, shares held	11.8
Available-for-sale securities, percentage of shares held	32.60%
Golar LNG Partners
Deconsolidation:
Cost method investments	191,177	[3]	191,177	[3]	0
Cost method investments, percentage of general partner interest	2.00%
Cost method investments, percentage of incentive distribution rights	100.00%
Golar LNG Partners
Deconsolidation:
Equity in net assets of non-consolidated investees	$ 362,064		$ 362,799	[4]	$ 0
Equity method investments, shares held	15.9
Equity method investments, percentage of shares held	100.00%

[1]	Common units (available-for-sale securities)As of the deconsolidation date and December 31, 2012, the Company held 11.8 million common units representing 32.6% of the common units in issue, as a class. The Company's holding in the voting common units of Golar Partners have been accounted for under the guidance for available-for-sale securities on the basis that during the subordination period the common units have preferential dividend and liquidation rights. Accordingly, these securities are carried at fair value and any unrealized gains and losses on these securities are reflected directly in equity unless a realized loss is considered "other-than-temporary", in which case it is transferred to the statement of operations. Dividends received from its common units in Golar Partners during the subordination period will be recorded in the consolidated statement of operations in the line item "Dividend income".
[2]	Fair value of investment in Golar PartnersThe fair value of the Company's residual interest in Golar Partners comprised of the following:(in thousands of $)As of December 13, 2012Common units (i) (see note 21)346,950General Partner units and Incentive Distribution Rights ("IDRs") (ii) (see note 22)191,177Subordinated units (iii) (see note 13)362,799 900,926(i) Common units (available-for-sale securities)As of the deconsolidation date and December 31, 2012, the Company held 11.8 million common units representing 32.6% of the common units in issue, as a class. The Company's holding in the voting common units of Golar Partners have been accounted for under the guidance for available-for-sale securities on the basis that during the subordination period the common units have preferential dividend and liquidation rights. Accordingly, these securities are carried at fair value and any unrealized gains and losses on these securities are reflected directly in equity unless a realized loss is considered "other-than-temporary", in which case it is transferred to the statement of operations. Dividends received from its common units in Golar Partners during the subordination period will be recorded in the consolidated statement of operations in the line item "Dividend income".(ii) General Partner units and IDRsThe Company's 2% general partner interest and 100% of the incentive distribution rights (IDRs) in Golar Partners have been accounted for as cost-method investments on the basis that the general partner interests have preferential liquidation and dividend rights during the subordination period. The Company's interest in the general partner units have been recorded at their fair value as of December 13, 2012, based on the share price of the publicly traded common units of Golar Partners but adjusted for restrictions over their transferability and reduction in voting rights. The fair value of the IDRs as of December 13, 2012 was determined using a Monte Carlo simulation method. This simulation was performed within the Black Scholes option pricing model then solved via an iterative process by applying the Newton-Raphson method for the fair value of the IDRs, such that the price of a unit output by the Monte Carlo simulation equalled the price observed in the market. The method took into account the historical volatility, dividend yield as well as the share price of the units as of the deconsolidation date.(iii) Subordinated unitsAs of the deconsolidation date and December 31, 2012, the Company held 15.9 million units representing 100% of the subordinated units. The Company's holding in the subordinated units of Golar Partners have been accounted for under the equity method on the basis that the subordinated units are considered to be, in-substance, common stock for accounting purposes. The fair value on December 13, 2012, was determined based on the quoted market price of the listed common units as of the deconsolidation date but discounted principally for their non-tradability and subordinated dividend and liquidation rights during the subordination period. The subordination period will end on the satisfaction of various tests as prescribed in the Partnership Agreement, but will not end before March 31, 2016, except with the removal of the Company as the general partner. Upon the expiration of the subordination period, the subordinated units will convert into common units.
[3]	General Partner units and IDRsThe Company's 2% general partner interest and 100% of the incentive distribution rights (IDRs) in Golar Partners have been accounted for as cost-method investments on the basis that the general partner interests have preferential liquidation and dividend rights during the subordination period. The Company's interest in the general partner units have been recorded at their fair value as of December 13, 2012, based on the share price of the publicly traded common units of Golar Partners but adjusted for restrictions over their transferability and reduction in voting rights. The fair value of the IDRs as of December 13, 2012 was determined using a Monte Carlo simulation method. This simulation was performed within the Black Scholes option pricing model then solved via an iterative process by applying the Newton-Raphson method for the fair value of the IDRs, such that the price of a unit output by the Monte Carlo simulation equalled the price observed in the market. The method took into account the historical volatility, dividend yield as well as the share price of the units as of the deconsolidation date.
[4]	Subordinated unitsAs of the deconsolidation date and December 31, 2012, the Company held 15.9 million units representing 100% of the subordinated units. The Company's holding in the subordinated units of Golar Partners have been accounted for under the equity method on the basis that the subordinated units are considered to be, in-substance, common stock for accounting purposes. The fair value on December 13, 2012, was determined based on the quoted market price of the listed common units as of the deconsolidation date but discounted principally for their non-tradability and subordinated dividend and liquidation rights during the subordination period. The subordination period will end on the satisfaction of various tests as prescribed in the Partnership Agreement, but will not end before March 31, 2016, except with the removal of the Company as the general partner. Upon the expiration of the subordination period, the subordinated units will convert into common units.

DECONSOLIDATION OF GOLAR PARTNERS - Gain on Loss of Control Related to Remeasurement (Details) (Golar LNG Partners, USD $) In Thousands, unless otherwise specified	0 Months Ended
Dec. 13, 2012
Golar LNG Partners
Deconsolidation:
Investments, ownership percentage	54.10%
Fair value of investment in Golar Partners	$ 900,926 [1]
Less: Percentage retained of carrying value of net assets in Golar Partners	(129,077)
Gain on retained investment in Golar Partners	$ 771,849

[1]	Fair value of investment in Golar PartnersThe fair value of the Company's residual interest in Golar Partners comprised of the following:(in thousands of $)As of December 13, 2012Common units (i) (see note 21)346,950General Partner units and Incentive Distribution Rights ("IDRs") (ii) (see note 22)191,177Subordinated units (iii) (see note 13)362,799 900,926(i) Common units (available-for-sale securities)As of the deconsolidation date and December 31, 2012, the Company held 11.8 million common units representing 32.6% of the common units in issue, as a class. The Company's holding in the voting common units of Golar Partners have been accounted for under the guidance for available-for-sale securities on the basis that during the subordination period the common units have preferential dividend and liquidation rights. Accordingly, these securities are carried at fair value and any unrealized gains and losses on these securities are reflected directly in equity unless a realized loss is considered "other-than-temporary", in which case it is transferred to the statement of operations. Dividends received from its common units in Golar Partners during the subordination period will be recorded in the consolidated statement of operations in the line item "Dividend income".(ii) General Partner units and IDRsThe Company's 2% general partner interest and 100% of the incentive distribution rights (IDRs) in Golar Partners have been accounted for as cost-method investments on the basis that the general partner interests have preferential liquidation and dividend rights during the subordination period. The Company's interest in the general partner units have been recorded at their fair value as of December 13, 2012, based on the share price of the publicly traded common units of Golar Partners but adjusted for restrictions over their transferability and reduction in voting rights. The fair value of the IDRs as of December 13, 2012 was determined using a Monte Carlo simulation method. This simulation was performed within the Black Scholes option pricing model then solved via an iterative process by applying the Newton-Raphson method for the fair value of the IDRs, such that the price of a unit output by the Monte Carlo simulation equalled the price observed in the market. The method took into account the historical volatility, dividend yield as well as the share price of the units as of the deconsolidation date.(iii) Subordinated unitsAs of the deconsolidation date and December 31, 2012, the Company held 15.9 million units representing 100% of the subordinated units. The Company's holding in the subordinated units of Golar Partners have been accounted for under the equity method on the basis that the subordinated units are considered to be, in-substance, common stock for accounting purposes. The fair value on December 13, 2012, was determined based on the quoted market price of the listed common units as of the deconsolidation date but discounted principally for their non-tradability and subordinated dividend and liquidation rights during the subordination period. The subordination period will end on the satisfaction of various tests as prescribed in the Partnership Agreement, but will not end before March 31, 2016, except with the removal of the Company as the general partner. Upon the expiration of the subordination period, the subordinated units will convert into common units.

DECONSOLIDATION OF GOLAR PARTNERS - Accounting for Basis Difference (Details) (USD $) In Thousands, unless otherwise specified	Dec. 13, 2012
Golar LNG Partners
Basis Difference:
Vessels and Equipment	$ 181,326	[1],[2]
Charter agreements	64,268	[2],[3]
Goodwill	113,492	[2],[4]
Assets	359,086	[2]
Percentage of total fair value adjustment	29.90%
Golar LNG Partners
Book value:
Vessels and equipment	1,192,779	[1]
Charter agreements	0	[3]
Goodwill	0	[4]
Assets	1,192,779
Fair Value:
Vessels and equipment	1,924,027	[1]
Charter agreements	259,178	[3]
Goodwill	457,688	[4]
Assets	2,640,893
Basis Difference:
Vessels and Equipment	731,248	[1]
Charter agreements	259,178	[3]
Goodwill	457,688	[4]
Assets	$ 1,448,114

[1]	The basis difference assigned to vessels and equipment is being depreciated over the remaining estimated useful lives of the vessels and is recorded as a component of "Equity in net earnings(losses) of affiliates".
[2]	The Company's share of the basis difference is with reference to its holding in the subordinated units only.
[3]	The basis difference relating to the charter agreements is being amortized over the remaining term of the charters and is recorded as a component of "Equity in net earnings (losses) of affiliates".
[4]	For the assigned goodwill, the Company will recognize its share of any impairment charge recorded by Golar Partners and consider the effect, if any, of the impairment on the assigned goodwill.

DECONSOLIDATION OF GOLAR PARTNERS - Guarantees (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011	Dec. 13, 2012 Golar LNG Partners		Dec. 31, 2012 Golar LNG Partners	Dec. 31, 2012 Golar LNG Partners Administrative expense	Dec. 31, 2012 Golar LNG Partners Debt guarantees	Dec. 31, 2012 Golar LNG Partners Golar Grand Option	Dec. 31, 2012 Golar LNG Partners Methane Princess tax lease indemnity
Deconsolidation:
Guarantees issued to Golar Partners	$ 23,265,000	$ 0			$ 23,265,000		$ 4,548,000	$ 7,217,000	$ 11,500,000
Accumulated other comprehensive loss			(8,989,000)	[1]
Deconsolidation expense						400,000
Deferred income tax benefit			$ (44,449,000)	[2]

[1]	Golar Partners' accumulated other comprehensive incomeThe accumulated other comprehensive loss of $9.0 million in relation to Golar Partners was released to the consolidated statement of operations on deconsolidation.
[2]	Deferred tax benefits on intra-group transfers of long-term assetsThe release of the deferred tax benefits on intra-group transfers of long-term assets amounting to $44.4 million relates to vessels owned by Golar Partners; the Golar Freeze, the Golar Spirit and the NR Satu which upon the deconsolidation of Golar Partners was released and recognized as part of the gain on loss of control (see note 29).

BUSINESS ACQUISITION - Purchase Consideration (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended			0 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Jan. 18, 2012 Bluewater Gandria	Jul. 31, 2008 Bluewater Gandria
Business acquisition:
Fair value of previously held 50% equity interest				$ 19,500
Purchase consideration - cash				19,500
Total assumed acquisition consideration				39,000	22,000
Less: Fair value of net assets acquired:
Vessel and equipment, net				40,000
Inventories				931
Cash				62
Prepayments				40
Other liabilities				(100)
Subtotal				(40,933)
Gain on bargain purchase of Bluewater Gandria	$ (4,084)	$ 0	$ 0	$ (1,933)

BUSINESS ACQUISITION - Gain on Acquisition (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended			0 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Jan. 18, 2012 Bluewater Gandria
Business acquisition:
Gain on remeasurement				$ 2,356 [1]
Gain on bargain	4,084	0	0	1,933
Less: Acquisition related costs				(205)
Total gain on acquisition of Bluewater Gandria				$ 4,084

[1]	Remeasurement of equity investment in Bluewater Gandria

BUSINESS ACQUISITION - Remeasurment of Equity Method Investment (Details) (Bluewater Gandria, USD $) In Thousands, unless otherwise specified	0 Months Ended
Jan. 18, 2012
Bluewater Gandria
Computation of gain on remeasurement:
Fair value of previously held 50% equity interest	$ 19,500
Less: Carrying value at acquisition date	17,144
Gain on remeasurement of equity interest	$ 2,356 [1]

[1]	Remeasurement of equity investment in Bluewater Gandria

BUSINESS ACQUISITION (Details) (USD $)	12 Months Ended				12 Months Ended
	Dec. 31, 2012 Bluewater Gandria	Dec. 31, 2012 Bluewater Gandria	Jan. 18, 2012 Bluewater Gandria	Jul. 31, 2008 Bluewater Gandria	Dec. 31, 2011 Bluewater Gandria
Business acquisition:
Percentage of voting interest acquired	50.00%	50.00%	50.00%	50.00%
Purchase consideration - cash			$ 19,500,000
Previously held equity interest			50.00%
Revenue from acquisition	0
Net loss from acquisition	14,600,000
Pro forma revenue		0
Pro forma net loss		15,300,000
Equity method investment, net loss					$ 700,000

SEGMENTAL INFORMATION (Details) (USD $) In Thousands, unless otherwise specified	0 Months Ended	12 Months Ended
	Aug. 31, 2010 segments	Dec. 31, 2012 charterers segments	Dec. 31, 2011 charterers	Dec. 31, 2010 charterers
Segment Reporting [Abstract]
Number of reportable segments	1	2
Number of charterers during the year		7	7	7
Segmental information:
Time charter revenues		$ 410,345	$ 299,848	$ 244,045
Vessel and voyage operating expenses		(96,525)	(68,914)
Administrative expenses		(25,013)	(33,679)	(22,832)
Impairment of long-term assets		(500)	(500)	(4,500)
Depreciation and amortization		(85,524)	(70,286)
Other operating gains and losses		(27)	(5,438)	(6,230)
Operating income (loss)		202,756	121,031	60,186
Other non-operating income (loss)		857,929	541	4,196
Net financial expenses		(42,868)	(53,102)	(66,961)
Income taxes		(2,765)	1,705	(1,427)
Equity in net losses of affiliates		609	1,900	1,435
Net income (loss)		1,014,443	68,275	(5,441)
Non-controlling interests		(43,140)	(21,625)	5,825
Net income attributable to Golar LNG Ltd		971,303	46,650	384
Total assets		2,414,399	2,232,634
Investment in affiliates		367,656	22,529
Capital Expenditures		342,987	289,182
Vessel operations
Segmental information:
Time charter revenues		410,345	299,848
Vessel and voyage operating expenses		(96,525)	(68,914)
Administrative expenses		(23,973)	(26,988)
Impairment of long-term assets		(500)	(500)
Depreciation and amortization		(85,187)	(69,814)
Other operating gains and losses		0	0
Operating income (loss)		204,160	133,632
Other non-operating income (loss)		858,080	541
Net financial expenses		(42,864)	(52,593)
Income taxes		(2,765)	1,705
Equity in net losses of affiliates		609	1,900
Net income (loss)		1,016,002	81,385
Non-controlling interests		(43,140)	(21,625)
Net income attributable to Golar LNG Ltd		972,862	59,760
Total assets		2,413,564	2,230,006
Investment in affiliates		367,656	22,529
Capital Expenditures		342,987	289,182
LNG Trading
Segmental information:
Time charter revenues		0	0
Vessel and voyage operating expenses		0	0
Administrative expenses		(1,040)	(6,691)
Impairment of long-term assets		0	0
Depreciation and amortization		(337)	(472)
Other operating gains and losses		(27)	(5,438)
Operating income (loss)		(1,404)	(12,601)
Other non-operating income (loss)		(151)	0
Net financial expenses		(4)	(509)
Income taxes		0	0
Equity in net losses of affiliates		0	0
Net income (loss)		(1,559)	(13,110)
Non-controlling interests		0	0
Net income attributable to Golar LNG Ltd		(1,559)	(13,110)
Total assets		835	2,628
Investment in affiliates		0	0
Capital Expenditures		$ 0	$ 0

SEGMENTAL INFORMATION - Revenues from External Customers (Details) (Customer concentration risk, Sales revenue, services, net, USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Petrobas
Revenues from external customers:
Concentration risk percentage	22.00%	[1]	31.00%	[1]	37.00%	[1]
Concentration risk amount	$ 90,321	[1]	$ 93,741	[1]	$ 90,652	[1]
DUSUP
Revenues from external customers:
Concentration risk percentage	11.00%	[1]	16.00%	[1]	12.00%	[1]
Concentration risk amount	45,951	[1]	47,054	[1]	29,893	[1]
Pertamina
Revenues from external customers:
Concentration risk percentage	9.00%	[1]	13.00%	[1]	15.00%	[1]
Concentration risk amount	35,455	[1]	37,829	[1]	36,944	[1]
Qatar Gas Transport Company
Revenues from external customers:
Concentration risk percentage	6.00%		12.00%		0.00%
Concentration risk amount	23,006		35,461		0
BC Group plc
Revenues from external customers:
Concentration risk percentage	23.00%	[1]	8.00%	[1]	20.00%	[1]
Concentration risk amount	96,179	[1]	25,101	[1]	49,147	[1]
PT Nusantara Regas
Revenues from external customers:
Concentration risk percentage	9.00%	[1]	0.00%	[1]	0.00%	[1]
Concentration risk amount	38,789	[1]	0	[1]	0	[1]
Shell
Revenues from external customers:
Concentration risk percentage	1.00%		2.00%		10.00%
Concentration risk amount	$ 2,590		$ 5,105		$ 25,440

[1]	A substantial portion of these revenues pertain to vessels owned by Golar Partners and its subsidiaries which were deconsolidated from December 13, 2012.

SEGMENTAL INFORMATION - Geographical Segment Data (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Geographical segment data:
Revenues	$ 410,345		$ 299,848		$ 244,045
Brazil
Geographical segment data:
Revenues	90,321	[1]	93,741	[1]	90,652	[1]
Fixed assets	0	[2]	393,214	[2]
United Arab Emirates
Geographical segment data:
Revenues	45,951	[1]	47,054	[1]	29,893	[1]
Fixed assets	0	[2]	163,495	[2]
Indonesia
Geographical segment data:
Revenues	$ 38,789	[1]	$ 0	[1]	$ 0	[1]

[1]	A substantial portion of these revenues pertain to vessels owned by Golar Partners and its subsidiaries which were deconsolidated from December 13, 2012.
[2]	These fixed assets relate to the FSRU vessels owned by Golar Partners and from December 13, 2012, have been deconsolidated from the Company's Consolidated Balance Sheet.

IMPAIRMENT OF LONG-TERM ASSETS (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended			48 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012
Impairment of long-term assets:
Impairment of long-term assets	$ 500	$ 500	$ 4,500
Cost method investment (unlisted)
Impairment of long-term assets:
Impairment of long-term assets	0	0	3,000
Fixed assets			0
FSRU conversion parts
Impairment of long-term assets:
Impairment of long-term assets	$ 500	$ 500	$ 1,500	$ 4,000

OTHER FINANCIAL ITEMS, NET (Details) (USD $) In Thousands, unless otherwise specified	1 Months Ended	12 Months Ended						12 Months Ended															3 Months Ended	12 Months Ended
	Apr. 30, 2003 Subsidiary	Dec. 31, 2012 Vessels	Dec. 31, 2011 Vessels	Dec. 31, 2010	Dec. 31, 2012 Vessels and equipment Vessels	Dec. 31, 2011 Vessels and equipment Vessels	Apr. 30, 2003 Vessels and equipment Vessels	Dec. 31, 2012 Mark-to-market adjustment, derivatives Interest rate swap	Dec. 31, 2011 Mark-to-market adjustment, derivatives Interest rate swap	Dec. 31, 2010 Mark-to-market adjustment, derivatives Interest rate swap	Dec. 31, 2012 Mark-to-market adjustment, derivatives Foreign exchange contract	Dec. 31, 2011 Mark-to-market adjustment, derivatives Foreign exchange contract	Dec. 31, 2010 Mark-to-market adjustment, derivatives Foreign exchange contract	Dec. 31, 2012 Derivative settlements Interest rate swap	Dec. 31, 2011 Derivative settlements Interest rate swap	Dec. 31, 2010 Derivative settlements Interest rate swap	Dec. 31, 2012 Foreign exchange (loss) gain on capital lease obligations and related restricted cash, net	Dec. 31, 2011 Foreign exchange (loss) gain on capital lease obligations and related restricted cash, net	Dec. 31, 2010 Foreign exchange (loss) gain on capital lease obligations and related restricted cash, net	Dec. 31, 2012 Financing arrangement fees and other costs	Dec. 31, 2011 Financing arrangement fees and other costs	Dec. 31, 2010 Financing arrangement fees and other costs	Dec. 31, 2010 Loss on termination of lease financing arrangements	Dec. 31, 2012 Loss on termination of lease financing arrangements	Dec. 31, 2011 Loss on termination of lease financing arrangements	Dec. 31, 2010 Loss on termination of lease financing arrangements	Dec. 31, 2012 Amortization of deferred financing costs	Dec. 31, 2011 Amortization of deferred financing costs	Dec. 31, 2010 Amortization of deferred financing costs	Dec. 31, 2012 Foreign exchange gain (loss) on operations	Dec. 31, 2011 Foreign exchange gain (loss) on operations	Dec. 31, 2010 Foreign exchange gain (loss) on operations	Dec. 31, 2012 Other	Dec. 31, 2011 Other	Dec. 31, 2010 Other
Other financial items, net:
Other financial items, net		$ (13,763)	$ (29,086)	$ (38,597)				$ 1,223	$ (10,057)	$ (5,295)	$ 6,485	$ (1,417)	$ (6,996)	$ (12,258)	$ (14,201)	$ (13,018)	$ (5,645)	$ 182	$ 4,581	$ (1,766)	$ (930)	$ (6,743)	$ (7,800)	$ 0	$ 0	$ (7,777)	$ (1,900)	$ (1,484)	$ (1,348)	$ 94	$ (945)	$ (1,473)	$ 4	$ (234)	$ (528)
Number of subsidiaries sold	5
Percentage ownership in subsidiary	100.00%
Number of leased shipping vessels		0	3		0	3	5

TAXATION (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Components of income tax expense:
Current tax expense (income)	$ 9,931	$ 4,096	$ 2,625
Amortization of tax benefit arising on intra-group transfers of long term assets	(7,257)	(6,687)	0
Total income tax (gain) expense	2,765	(1,705)	1,427
Deferred tax assets, noncurrent	531	622
United Kingdom tax authority
Components of income tax expense:
Current tax expense (income)	2,101	2,733	1,030
Deferred tax expense (income)	91	886	(1,198)
Statutory tax rate	24.00%
Deferred tax assets, noncurrent	531	600
Indonesia Tax Authority
Components of income tax expense:
Current tax expense (income)	6,828	0	0
Brazil Tax authority
Components of income tax expense:
Current tax expense (income)	1,002	1,363	1,595
Internal Revenue Service (IRS)
Components of income tax expense:
Minimum resident ownership percentage required for income tax exemption	50.00%
Foreign country
Components of income tax expense:
Current tax expense (income)	0
Deferred income tax assets:
Deferred tax assets, net	$ 531	$ 622

EARNINGS PER SHARE (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Components of the numerator for the calculation of basic and diluted EPS:
Net income attributable to Golar LNG Ltd stockholders – basic and diluted	$ 971,303	$ 46,650	$ 384
Add: Interest expense on convertible bonds	11,358	0	0
Numerator for caluclation of basic and diluted EPS	$ 982,661	$ 46,650	$ 384
Components of the denominator for the calculation of basic and diluted EPS:
Weighted average number of shares	80,324,000	74,707,000	67,597,000
Weighted average number of treasury shares	0	0	(424,000)
Weighted average number of common shares outstanding	80,324,000	74,707,000	67,173,000
Effect of dilutive share options (in shares)	380,000	326,000	220,000
Effect of dilutive convertible bonds (in share)	3,539,493	0	0
Common stock and common stock equivalents (in shares)	84,243,000	75,033,000	67,393,000
Earnings per share, basic and diluted:
Basic (USD per share)	$ 12.09	$ 0.62	$ 0.01
Diluted (USD per share)	$ 11.66	$ 0.62	$ 0.01

OPERATING LEASES (Details) (USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010
Future minimum payments under non-cancellable operating leases:
2013	$ 676,000
2014	556,000
2015	556,000
2016	556,000
2017	556,000
2018	232,000
Total minimum lease payments	3,132,000
Total rental expense for operating leases	700,000		1,000,000	12,100,000
Vessels leased to third parties
Minimum contractual future revenues to be received:
Cost	620,000,000		141,200,000
Accumulated depreciation	1,878,000,000		392,000,000
Time charters
Minimum contractual future revenues to be received:
2013	85,688,000
2014	79,388,000
2015	79,388,000
2016	40,613,000
2017	26,560,000
Total	311,637,000	[1]
Time charters | Golar Maria
Minimum contractual future revenues to be received:
Minimum contractual revenues	$ 143,400,000

[1]	This includes the minimum contractual revenues of $143.4 million relating to the Golar Maria which was sold to Golar Partners in February 2013.

INVESTMENTS IN AFFILIATES - Ownership Percentage (Details)	Dec. 31, 2012		Dec. 31, 2011
Golar LNG Partners
Equity method investments:
Participation in equity method investment	29.90%	[1],[2]	0.00%	[1],[2]
Bluewater Gandria
Equity method investments:
Participation in equity method investment	0.00%	[3]	50.00%	[3]
Egyptian Company for Gas Services S.A.E
Equity method investments:
Participation in equity method investment	50.00%		50.00%
Golar Wilhelmsen Management AS
Equity method investments:
Participation in equity method investment	60.00%		60.00%

[1]	Golar Partners and its subsidiaries were included in the Company's consolidated financial statements for all periods until December 13, 2012, following its first AGM upon which the majority of directors were elected by the common unitholders, Golar Partners was deconsolidated and the Company's interests in the subordinated units were accounted for under the equity method from that date (see note 5 for further details).
[2]	The Company held a 54.1% ownership in Golar Partners as of December 31, 2012. However the 29.9% interest refers to the Company's interests in the subordinated units which are subject to the equity method accounting.
[3]	In January 2012, Bluewater Gandria became a wholly-owned subsidiary of the Company pursuant to the purchase of the remaining 50% equity interest by the Company (see note 6).

INVESTMENTS IN AFFILIATES - Carrying Amount (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 13, 2012		Dec. 31, 2011
Equity method investments:
Equity in net assets of non-consolidated investees	$ 367,656			$ 22,529
Golar LNG Partners
Equity method investments:
Equity in net assets of non-consolidated investees	362,064	362,799	[1]	0
Bluewater Gandria
Equity method investments:
Equity in net assets of non-consolidated investees	0			17,143
Egyptian Company for Gas Services S.A.E
Equity method investments:
Equity in net assets of non-consolidated investees	5,592			5,294
Golar Wilhelmsen Management AS
Equity method investments:
Equity in net assets of non-consolidated investees	$ 0			$ 92

[1]	Subordinated unitsAs of the deconsolidation date and December 31, 2012, the Company held 15.9 million units representing 100% of the subordinated units. The Company's holding in the subordinated units of Golar Partners have been accounted for under the equity method on the basis that the subordinated units are considered to be, in-substance, common stock for accounting purposes. The fair value on December 13, 2012, was determined based on the quoted market price of the listed common units as of the deconsolidation date but discounted principally for their non-tradability and subordinated dividend and liquidation rights during the subordination period. The subordination period will end on the satisfaction of various tests as prescribed in the Partnership Agreement, but will not end before March 31, 2016, except with the removal of the Company as the general partner. Upon the expiration of the subordination period, the subordinated units will convert into common units.

INVESTMENTS IN AFFILIATES - Components (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Equity Method Investments and Joint Ventures [Abstract]
Cost	$ 374,729	$ 28,868
Dividend	(125)	0
Equity in net earnings of other affiliates	(6,948)	(6,339)
Equity in net assets of affiliates	$ 367,656	$ 22,529

INVESTMENTS IN AFFILIATES (Details) (USD $) Share data in Millions, except Per Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Bluewater Gandria	Jan. 18, 2012 Bluewater Gandria	Jul. 31, 2008 Bluewater Gandria	Dec. 31, 2012 Egyptian Company for Gas Services S.A.E	Dec. 31, 2011 Egyptian Company for Gas Services S.A.E	Mar. 31, 2006 Egyptian Company for Gas Services S.A.E	Dec. 31, 2012 Golar LNG Partners	Dec. 31, 2012 Golar LNG Partners		Dec. 13, 2012 Golar LNG Partners		Dec. 31, 2011 Golar LNG Partners		Dec. 31, 2012 Golar LNG Partners Vessels and equipment Vessels
Equity method investments acquired:
Equipment Item																7
Equity in net assets of non-consolidated investees	$ 367,656,000	$ 22,529,000								$ 362,064,000		$ 362,799,000	[1]	$ 0
Percentage of voting interest acquired			50.00%	50.00%	50.00%			50.00%
Purchase consideration - cash				19,500,000
Purchase of equity method investment				39,000,000	22,000,000
Common stock purchased (in shares)								0.5
Common stock purchased, price per share (USD per share)								$ 1
Ownership percentage, equity method investment					50.00%		50.00%	50.00%		29.90%	[2],[3]			0.00%	[2],[3]
Investments, ownership percentage									54.10%	54.10%
Investee capital share amount called							7,500,000
Cash paid to maintain equity interest							3,750,000
Proceeds from dividends						$ 100,000	$ 0

[1]	Subordinated unitsAs of the deconsolidation date and December 31, 2012, the Company held 15.9 million units representing 100% of the subordinated units. The Company's holding in the subordinated units of Golar Partners have been accounted for under the equity method on the basis that the subordinated units are considered to be, in-substance, common stock for accounting purposes. The fair value on December 13, 2012, was determined based on the quoted market price of the listed common units as of the deconsolidation date but discounted principally for their non-tradability and subordinated dividend and liquidation rights during the subordination period. The subordination period will end on the satisfaction of various tests as prescribed in the Partnership Agreement, but will not end before March 31, 2016, except with the removal of the Company as the general partner. Upon the expiration of the subordination period, the subordinated units will convert into common units.
[2]	Golar Partners and its subsidiaries were included in the Company's consolidated financial statements for all periods until December 13, 2012, following its first AGM upon which the majority of directors were elected by the common unitholders, Golar Partners was deconsolidated and the Company's interests in the subordinated units were accounted for under the equity method from that date (see note 5 for further details).
[3]	The Company held a 54.1% ownership in Golar Partners as of December 31, 2012. However the 29.9% interest refers to the Company's interests in the subordinated units which are subject to the equity method accounting.

INVESTMENTS IN AFFILIATES - Summarized Financial Information (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Golar Wilhelmsen
Balance Sheet
Current assets	$ 7,690
Non-current assets	0
Current liabilities	7,667
Non-current liabilities	0
Non-controlling interest	0
Income statement
Revenue	4,245
Net (loss) income	(494)
ECGS
Balance Sheet
Current assets	31,853
Non-current assets	1,368
Current liabilities	20,859
Non-current liabilities	1,183
Non-controlling interest	0
Income statement
Revenue	61,769
Net (loss) income	849
Golar LNG Partners
Balance Sheet
Current assets	107,370
Non-current assets	1,403,604
Current liabilities	169,717
Non-current liabilities	1,099,713
Non-controlling interest	71,858
Income statement
Revenue	286,630
Net (loss) income	$ 127,141

TRADE ACCOUNTS RECEIVABLE (Details) (Trade accounts receivable, USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Trade accounts receivable
Trade accounts receivable:
Provision for doubtful accounts	$ 0	$ 0.6

OTHER RECEIVABLES, PREPAID EXPENSES AND ACCRUED INCOME (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
OTHER RECEIVABLES, PREPAID EXPENSES AND ACCRUED INCOME [Abstract]
Prepaid expenses	$ 1,318	$ 3,219
Other receivables	3,991	1,243
Accrued interest income	0	373
Other receivables, prepaid expenses and accrued income	$ 5,309	$ 4,835

NEWBUILDINGS (Details) (USD $)	Dec. 31, 2012 Vessels	Dec. 31, 2011	Dec. 31, 2012 LNG carrier Vessels	Dec. 31, 2012 LNG carrier contracts	Dec. 31, 2012 FSRU Vessels	Dec. 31, 2012 FSRU contracts	Dec. 31, 2010 Newbuildings	Dec. 31, 2012 Purchase price installments	Dec. 31, 2011 Purchase price installments	Dec. 31, 2012 Interest costs capitalized	Dec. 31, 2011 Interest costs capitalized	Dec. 31, 2012 Other costs capitalized	Dec. 31, 2011 Other costs capitalized
Newbuildings:
Newbuildings	$ 435,859,000	$ 190,100,000						$ 418,062,000	$ 186,159,000	$ 13,897,000	$ 3,610,000	$ 3,900,000	$ 331,000
Number of vessels contracted for construction	13		11	11	2	2
Construction payable							$ 2,700,000,000

VESSELS AND EQUIPMENT, NET (Details) (USD $)	12 Months Ended
	Dec. 31, 2012 Vessels	Dec. 31, 2011 Vessels	Dec. 31, 2010
Components of vessels and equipment, net:
Net book value	$ 573,615,000	$ 1,203,003,000
Depreciation and amortization expense	85,524,000	70,286,000
Vessels and equipment
Components of vessels and equipment, net:
Cost	771,945,000	1,584,365,000
Accumulated depreciation and amortization	(198,330,000)	(381,362,000)
Number of owned shipping vessels	6	9
Depreciation and amortization expense	70,300,000	54,300,000	52,800,000
Drydocking
Components of vessels and equipment, net:
Cost	34,200,000	39,800,000
Accumulated depreciation and amortization	(12,900,000)	(12,100,000)
Office equipment
Components of vessels and equipment, net:
Cost	1,800,000	1,700,000
Vessels
Components of vessels and equipment, net:
Amounts pledged as collateral	$ 432,900,000	$ 1,188,000,000

VESSELS UNDER CAPITAL LEASES, NET (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Components of vessels under capital leases, net:
Net book value	$ 0	$ 501,904
Number of leased shipping vessels	0	3
Depreciation and amortization expense	85,524	70,286
Vessels under capital leases
Components of vessels under capital leases, net:
Cost	0	600,395
Accumulated depreciation and amortization	0	98,491
Depreciation and amortization expense	15,800	16,600	16,100
Drydocking costs
Components of vessels under capital leases, net:
Cost	0	9,900
Accumulated depreciation and amortization	$ 0	$ 4,900

DEFERRED CHARGES (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Debt arrangement fees and other deferred financing charges	$ 6,335	$ 14,860
Accumulated amortization	(2,271)	(5,291)
Deferred charges	4,064	9,569
Amortization of deferred charges	$ 1,900	$ 1,484	$ 1,494

RESTRICTED CASH AND SHORT-TERM INVESTMENTS (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Restricted cash and short-term investment balances:
Restricted cash and short-term investments	$ 1,551	$ 213,282
Amount of restricted cash excluded due to financial covenants	25,000
Short-term restricted cash and short-term investments:
Short-term restricted cash and short-term investments	1,551	28,012
Projects
Restricted cash and short-term investment balances:
Restricted cash	1,551	3,500
Short-term restricted cash and short-term investments:
Restricted cash	1,551	3,500
Capital lease obligations
Restricted cash and short-term investment balances:
Total security lease deposits for lease obligations	0	190,516
Short-term restricted cash and short-term investments:
Lease security deposits	0	5,246
Secured debt | Mazo facility
Restricted cash and short-term investment balances:
Restricted cash and short-term investments	0	10,254
Short-term restricted cash and short-term investments:
Restricted cash and short-term investments	0	10,254
Secured debt | Golar Freeze facility
Restricted cash and short-term investment balances:
Restricted cash	0	9,012
Short-term restricted cash and short-term investments:
Restricted cash	$ 0	$ 9,012

INVESTMENTS IN AVAILABLE-FOR-SALE SECURITIES (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Investments in available-for-sale securities:
Available-for-sale securities	$ 353,034,000	$ 0
Golar LNG Partners
Investments in available-for-sale securities:
Available-for-sale securities	352,861,000	0
Unrealized gain on available-for-sale security	5,900,000
GasLog
Investments in available-for-sale securities:
Available-for-sale securities	$ 173,000	$ 0

COST METHOD INVESTMENTS (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Golar LNG Partners		Dec. 13, 2012 Golar LNG Partners		Dec. 31, 2011 Golar LNG Partners	Dec. 31, 2012 OLT Offshore LNG Toscana S.p.A.	Dec. 31, 2011 OLT Offshore LNG Toscana S.p.A.	Dec. 31, 2010 TORP Technology	Dec. 31, 2012 TORP Technology	Dec. 31, 2011 TORP Technology
Cost method investments:
Cost method investments	$ 198,524,000	$ 7,347,000	$ 191,177,000	[1]	$ 191,177,000	[1]	$ 0	$ 7,347,000	$ 7,347,000		$ 0	$ 0
Cost method investment, ownership percentage								2.70%			1.10%
Impairment of long-term assets										$ 3,000,000

[1]	General Partner units and IDRsThe Company's 2% general partner interest and 100% of the incentive distribution rights (IDRs) in Golar Partners have been accounted for as cost-method investments on the basis that the general partner interests have preferential liquidation and dividend rights during the subordination period. The Company's interest in the general partner units have been recorded at their fair value as of December 13, 2012, based on the share price of the publicly traded common units of Golar Partners but adjusted for restrictions over their transferability and reduction in voting rights. The fair value of the IDRs as of December 13, 2012 was determined using a Monte Carlo simulation method. This simulation was performed within the Black Scholes option pricing model then solved via an iterative process by applying the Newton-Raphson method for the fair value of the IDRs, such that the price of a unit output by the Monte Carlo simulation equalled the price observed in the market. The method took into account the historical volatility, dividend yield as well as the share price of the units as of the deconsolidation date.

OTHER NON-CURRENT ASSETS (Details) (USD $)	12 Months Ended					48 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 FSRU conversion parts	Dec. 31, 2011 FSRU conversion parts	Dec. 31, 2012 FSRU conversion parts Golar Spirit
Components of other non-current assets:
Deferred tax asset	$ 531,000	$ 622,000
Other long-term assets	6,238,000	6,324,000		3,000,000	3,500,000
Other non-current assets	6,769,000	6,946,000
Other long-term assets used in period						8,400,000
Impairment of long-term assets	$ 500,000	$ 500,000	$ 4,500,000

ACCRUED EXPENSES (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Payables and Accruals [Abstract]
Vessel operating and drydocking expenses	$ 8,248,000	$ 8,298,000
Administrative expenses	8,070,000	6,555,000
Interest expense	3,094,000	7,045,000
Provision for taxes	1,001,000	8,744,000
Accrued expenses	20,413,000	30,642,000
Cash paid for lease termination	$ 6,000,000	$ 6,000,000

OTHER CURRENT LIABILITIES (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
OTHER CURRENT LIABILITIES [Abstract]
Deferred drydocking, operating cost and charterhire revenue	$ 8,040	$ 15,464
Mark-to-market swaps valuation:
Current portion of the deferred tax benefit arising on intra-group transfer of long-term assets	3,156	7,256
Deferred credits from capital lease transactions	0	627
Other	244	928
Other current liabilities	38,006	110,981
Swap | Interest rate swap
Mark-to-market swaps valuation:
Derivative liabilities, current	26,472	59,084
Swap | Currency swap
Mark-to-market swaps valuation:
Derivative liabilities, current	$ 94	$ 27,622

PENSIONS (Details) (USD $)	12 Months Ended
	Dec. 31, 2012 Employee	Dec. 31, 2011 Employee	Dec. 31, 2010
Defined contribution scheme:
Defined contribution scheme, charge to net income	$ 800,000	$ 800,000	$ 500,000
Number of Norwegian employees	10	13
Pensions
Defined benefit schemes:
Number of defined benefit schemes	2
Accumulated other comprehensive income, net actuarial loss	17,809,000	15,486,000
Other comprehensive income, tax on actuarial loss	$ 300,000	$ 400,000	$ 0

PENSIONS - Net Periodic Benefit Costs (Details) (Pensions, USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Pensions
Components of net periodic benefit cost:
Service cost	$ 429,000	$ 459,000	$ 485,000
Interest cost	2,361,000	2,729,000	2,891,000
Expected return on plan assets	(920,000)	(1,168,000)	(1,197,000)
Recognized actuarial loss	1,273,000	985,000	954,000
Net periodic benefit cost	3,143,000	3,005,000	3,133,000
Estimated net loss for defined benefit pension plans to be amortized from accumulated other comprehensive income into net periodic benefit cost in next fiscal year	$ 1,400,000

PENSIONS - Reconciliation of Benefit Obligation (Details) (Pensions, USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Pensions
Reconciliation of benefit obligation:
Benefit obligation at January 1	$ 52,430,000	$ 51,056,000
Service cost	429,000	459,000	485,000
Interest cost	2,361,000	2,729,000	2,891,000
Actuarial loss	3,890,000	1,751,000
Foreign currency exchange rate changes	509,000	(114,000)
Benefit payments	(5,328,000)	(3,451,000)
Benefit obligation at December 31	54,291,000	52,430,000	51,056,000
Accumulated benefit obligation	$ 52,200,000	$ 51,000,000

PENSIONS - Reconciliation of Fair Value of Plan Assets (Details) (Pensions, USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Reconciliation of fair value of plan assets:
Fair value of plan assets at January 1	$ 14,846	$ 17,605
Actual return on plan assets	1,807	(1,656)
Employer contributions	2,434	2,440
Foreign currency exchange rate changes	435	(92)
Benefit payments	(5,328)	(3,451)
Fair value of plan assets at December 31	14,194	14,846
Equity securities
Reconciliation of fair value of plan assets:
Fair value of plan assets at December 31	9,520	10,051
Debt securities
Reconciliation of fair value of plan assets:
Fair value of plan assets at December 31	3,007	2,267
Cash
Reconciliation of fair value of plan assets:
Fair value of plan assets at December 31	$ 1,667	$ 2,528

PENSIONS - Reconciliation of Funded Status (Details) (USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Pensions
Reconciliation of funded status:
Projected benefit obligation	$ (54,291,000)		$ (52,430,000)		$ (51,056,000)
Fair value of plan assets	14,194,000		14,846,000		17,605,000
Funded status	(40,097,000)	[1]	(37,584,000)	[1]
Employer contributions and benefit payment amounts paid from employer assets	2,400,000		2,400,000
UK Scheme
Reconciliation of funded status:
Projected benefit obligation	(9,718,000)		(9,839,000)
Fair value of plan assets	8,486,000		8,251,000
Funded status	(1,232,000)		(1,588,000)
Marine Scheme
Reconciliation of funded status:
Projected benefit obligation	(44,573,000)		(42,591,000)
Fair value of plan assets	5,708,000		6,595,000
Funded status	$ (38,865,000)		$ (35,996,000)

[1]	The Company's plans are composed of two plans that are both underfunded as at December 31, 2012 and 2011.

PENSIONS - Asset Allocation (Details)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Marine Scheme
Pensions:
Target allocation	100.00%
Actual allocation	100.00%	100.00%
Marine Scheme | Equity
Pensions:
Target allocation, minimum	30.00%
Target allocation, maximum	65.00%
Marine Scheme | Bonds
Pensions:
Target allocation, minimum	10.00%
Target allocation, maximum	50.00%
Marine Scheme | Other
Pensions:
Target allocation, minimum	20.00%
Target allocation, maximum	40.00%
Marine Scheme | Minimum | Equity
Pensions:
Actual allocation	30.00%	30.00%
Marine Scheme | Minimum | Bonds
Pensions:
Actual allocation	10.00%	10.00%
Marine Scheme | Minimum | Other
Pensions:
Actual allocation	20.00%	20.00%
Marine Scheme | Maximum | Equity
Pensions:
Actual allocation	65.00%	65.00%
Marine Scheme | Maximum | Bonds
Pensions:
Actual allocation	50.00%	50.00%
Marine Scheme | Maximum | Other
Pensions:
Actual allocation	40.00%	40.00%
UK Scheme
Pensions:
Target allocation	100.00%
Actual allocation	100.00%	100.00%
UK Scheme | Equity
Pensions:
Target allocation	70.00%
Actual allocation	72.50%	73.00%
UK Scheme | Bonds
Pensions:
Target allocation	30.00%
Actual allocation	22.50%	23.00%
UK Scheme | Cash
Pensions:
Target allocation	0.00%
Actual allocation	5.00%	5.00%

PENSIONS - Employer Contributions and Payments (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
UK Scheme
Pensions:
Estimated future employer contributions in next fiscal year	$ 617
Estimated future benefit payments:
2013	244
2014	244
2015	244
2016	244
2017	244
2018 - 2022	1,625
Marine Scheme
Pensions:
Estimated future employer contributions in next fiscal year	1,800
Estimated future benefit payments:
2013	3,000
2014	3,000
2015	3,000
2016	3,000
2017	3,000
2018 - 2022	$ 15,000

PENSIONS - Assumptions Used (Details) (Pensions)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Pensions
Weighted average assumptions used in calculating benefit obligation:
Discount rate	4.10%	4.70%
Rate of compensation increase	2.96%	2.52%
Weighted average assumptions used in calculating net periodic benefit cost:
Discount rate	4.10%	4.70%
Expected return on plan assets	6.75%	6.75%
Rate of compensation increase	2.52%	2.49%

DEBT (Details) (USD $)	12 Months Ended				9 Months Ended	12 Months Ended					1 Months Ended				1 Months Ended				12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Golar Viking facility Investor Bank [Member]	Dec. 31, 2011 Unsecured debt World Shipholding facility	Dec. 31, 2012 Unsecured debt World Shipholding facility	May 31, 2012 Unsecured debt World Shipholding facility	Feb. 29, 2012 Unsecured debt World Shipholding facility	Jan. 31, 2012 Unsecured debt World Shipholding facility	Apr. 30, 2011 Unsecured debt World Shipholding facility	Apr. 30, 2006 Secured debt Golar Maria facility	Dec. 31, 2012 Secured debt Golar Maria facility	Dec. 31, 2011 Secured debt Golar Maria facility	Mar. 31, 2008 Secured debt Golar Maria facility	Jan. 30, 2008 Secured debt Golar Arctic facility	Dec. 31, 2012 Secured debt Golar Arctic facility	Dec. 31, 2011 Secured debt Golar Arctic facility	Jan. 31, 2008 Secured debt Golar Arctic facility	Dec. 31, 2012 Secured debt Golar Viking facility	Jan. 31, 2012 Secured debt Golar Viking facility	Dec. 31, 2011 Secured debt Golar Viking facility	Aug. 31, 2007 Secured debt Golar Viking facility	Jan. 31, 2005 Secured debt Golar Viking facility	Dec. 31, 2012 Secured debt Mazo facility	Dec. 31, 2011 Secured debt Mazo facility	Dec. 31, 2012 Secured debt Golar LNG Partners credit facility	Dec. 31, 2011 Secured debt Golar LNG Partners credit facility	Dec. 31, 2012 Secured debt Golar Freeze facility	Dec. 31, 2011 Secured debt Golar Freeze facility	Dec. 31, 2012 Convertible debt Convertible bonds	Dec. 31, 2011 Convertible debt Convertible bonds	Dec. 31, 2012 Rate in excess of LIBOR Unsecured debt World Shipholding facility	Dec. 31, 2012 Minimum	Dec. 31, 2011 Minimum	Dec. 31, 2012 Maximum	Dec. 31, 2011 Maximum
Components of long-term debt:
Total long-term debt due to third parties	$ 504,906,000	$ 691,549,000
Total long-term debt due to related parties	0	80,000,000
Total long-term debt (including related parties)	504,906,000	771,549,000			80,000,000	0						89,525,000	94,525,000			96,250,000	101,250,000		90,800,000		95,200,000			0	38,932,000	0	257,500,000	0	104,142,000	228,331,000	0
Less: current portion of long-term debt due to third parties and related parties	14,400,000	64,306,000
Long-term debt (including related parties)	490,506,000	707,243,000
Repayments of long-term debt:
2013	14,400,000
2014	92,675,000
2015	91,900,000
2016	4,400,000
2017	301,531,000
Credit facilities:
Maximum borrowing capacity							120,000,000	250,000,000	145,000,000	80,000,000	120,000,000							120,000,000					120,000,000
Amount drawn in period					80,000,000
Weighted average interest rate	3.97%	2.59%
Description of variable rate basis	LIBOR	LIBOR				LIBOR					LIBOR				LIBOR				LIBOR
Basis spread on variable rate																																3.50%	0.70%	0.70%	0.95%	3.50%
Commitment fee percentage						0.75%
Debt instrument, maturity term											5 years				7 years				10 years
Final payment amount														80,800,000				86,300,000	71,000,000
Current borrowing capacity																						120,000,000
Amount outstanding																				120,000,000
Total assets	2,414,399,000	2,232,634,000		0
Net income attributable to Golar LNG Ltd	$ 971,303,000	$ 46,650,000	$ 384,000	$ 0

DEBT - Convertible Bonds (Details) (USD $) In Millions, except Share data, unless otherwise specified	1 Months Ended
	Mar. 31, 2012	Dec. 31, 2012	Dec. 05, 2012
Debt:
Declared dividend per share (USD per share)			$ 1.6
Number of shares issuable if bonds are converted		4,780,901
Convertible debt | Convertible bonds
Debt:
Proceeds from issuance of convertible bonds	$ 250
Convertible debt	221.9
Carrying amount of equity component	$ 25
Percentage of prinipal amount convertible	100.00%
Coupon rate	3.75%
Conversion price	$ 55	$ 52.29	$ 52.29

DEBT - Debt and Lease Restrictions (Details) (USD $)	Dec. 31, 2012	Mar. 31, 2012 acquisition	Apr. 30, 2013 Subsequent event Debt_Facility
Debt and lease restrictions:
Restrictive covenants, minimum amount of cash and cash equivalents	$ 25,000,000
Number of debt facilities receiving waivers			2
Maximum number of acquisitions permitted in waiver covenant		2

CAPITAL LEASES (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012 Vessels		Dec. 31, 2011 Vessels		Apr. 30, 2003 Vessels
Components of capital leases:
Total long-term obligations under capital leases	0	[1]	405,843	[1]
Less: current portion of obligations under capital leases	0		(5,909)
Long term obligations under capital leases	0		399,934
Number of leased shipping vessels	0		3
Vessels and equipment
Components of capital leases:
Number of leased shipping vessels	0		3		5

[1]	The Company's debt and capital lease obligations were recorded at amortized cost in the consolidated balance sheet.

OTHER LONG-TERM LIABILITIES (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Other long-term liabilities:
Tax benefits on intra-group transfers of long-term assets	$ 9,022,000	$ 56,628,000
Pension obligations	40,097,000	37,584,000
Deferred credits from capital lease transactions	0	19,153,000
Guarantees issued to Golar Partners	23,265,000	0
Other	131,000	132,000
Other long-term liabilities	72,515,000	113,497,000
Cash paid for lease termination	6,000,000	6,000,000
Deferred credits from capital lease transactions:
Deferred credits from capital lease transactions, gross	0	24,691,000
Deferred credits from capital lease transactions, accumulated amortization	0	(4,911,000)
Deferred credits from capital lease transactions	0	19,780,000
Deferred credits from capital lease transactions, short-term	0	627,000
Deferred credits from capital lease transactions, amortization expense	600,000	600,000	3,900,000
Accrued expenses
Other long-term liabilities:
Liabilities in respect of the termination of Five Ship Leases	$ 12,000,000

EQUITY OFFERINGS/TRANSACTIONS WITH LISTED SUBSIDIARIES (Details) (USD $)	1 Months Ended								3 Months Ended	1 Months Ended
	Nov. 30, 2012 Golar LNG Partners		Jul. 31, 2012 Golar LNG Partners		Apr. 30, 2011 Golar LNG Partners		Jun. 30, 2011 Golar LNG Energy Limited	May 31, 2011 Golar LNG Energy Limited	Jun. 30, 2011 Golar LNG Energy Limited	Dec. 31, 2010 Golar LNG Energy Limited Private placement	Aug. 31, 2009 Golar LNG Energy Limited Private placement	Aug. 31, 2009 Golar LNG Energy Limited Private placement - underwriter overallotment option	Dec. 31, 2012 Retained investment in subsidiary Golar LNG Partners Golar Grand	Nov. 08, 2012 Retained investment in subsidiary Golar LNG Partners Golar Grand	Dec. 31, 2012 Retained investment in subsidiary Golar LNG Partners NR Satu	Jul. 19, 2012 Retained investment in subsidiary Golar LNG Partners NR Satu	Dec. 31, 2011 Retained investment in subsidiary Golar LNG Partners Golar Freeze	Oct. 19, 2011 Retained investment in subsidiary Golar LNG Partners Golar Freeze
Equity offerings of subsidiaries:
Number of Common Units Issued by Golar LNG Partners	4,300,000	[1]	6,325,000	[1]	13,800,000	[1]
Number of Common Units Issued to the Company	1,524,590		969,305		9,327,254
Gross Proceeds to Golar LNG Partners	$ 131,150,000	[2]	$ 188,485,000	[2]	$ 310,500,000	[2]
Net Proceeds to Golar LNG Partners	129,981,000		187,138,000		287,795,000
Offering Price (USD per share)	$ 30.5		$ 30.95		$ 22.5						$ 2
Company's Ownership in Golar Partners after the Offering	54.10%	[3]	57.50%	[3]	65.40%	[3]					68.00%
Sales price													176,800,000	176,800,000	388,000,000	388,000,000	231,300,000	231,300,000
Less: Net assets transferred													(43,100,000)		(255,700,000)		(65,500,000)
Excess of sales price over net assets transferred													133,700,000		132,300,000		165,800,000
Additions to Golar's stockholders' equity and noncontrolling interest													88,300,000		85,800,000		96,700,000
New issues (in shares)											59,800,000	4,800,000
Percentage ownership transferred																		100.00%
Purchase consideration														265,000,000		385,000,000		330,000,000
Working capital adjustment														2,600,000		3,000,000		9,000,000
Debt assumed																		(108,000,000)
Vendor financing amount																(155,000,000)		222,300,000
Equity offering financing amount																(230,000,000)
Capital lease obligation assumed														(90,800,000)
Assets transferred to subsidiary:
Net proceeds received from private placement											115,400,000
Warrants issued with private placement:
Warrants issued during period											12,000,000
Exercise price of warrants (USD per share)											2
Warrants exercised in period										9,400,000
Increase (decrease) in stockholders' equity due to warrant issuance in private placement										18,800,000
Acquisition of ownership interests:
Amount acquired during period									92,300,000
Cumulative percentage of ownership transferred									38.90%
Percentage ownership after transaction									100.00%
Number of shares of subsidiary exchanged for parent company shares									70,300,000
Percentage of shares issued in exchange for parent company shares									76.00%
Shares exchanged for parent company shares, rate of exchange (in shares per share)									6.06
Increase (decrease) in stockholders' equity due to acquisition of subsidiary									11,600,000
Premium on sale									340,000,000
Price per share, parent company									$ 30.3
Price per share									$ 5
Increase (decrease) in noncontrolling interest									129,400,000
Change in additional paid in capital									$ 336,200,000
Subsidiary stock options exchanged for parent company stock options							5,400,000	5,400,000

[1]	Pertains to common units issued by Golar Partners to the public.
[2]	Gross and net proceeds from Golar Partners' public offering (excluding proceeds received from Golar's participation in the concurrent private placement).
[3]	Includes the general partner interest of the Company in Golar Partners.

SHARE CAPITAL AND SHARE OPTIONS - Share Capital (Details) (USD $) In Thousands, except Share data, unless otherwise specified	1 Months Ended	12 Months Ended				1 Months Ended	12 Months Ended
	Nov. 30, 2007	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2008	Dec. 31, 2010 Common stock	Dec. 31, 2012 Common stock	Dec. 31, 2011 Golar LNG Energy Limited Common stock
SHARE CAPITAL AND SHARE OPTIONS [Abstract]
Common stock, value, issued		$ 80,504	$ 80,237
Common stock, value, authorized		100,000	100,000
Common stock, shares authorized (in shares)		100,000,000	100,000,000
Common shares, par value (in dollars per share)		$ 1	$ 1
Common shares, shares issued (in shares)		80,503,364	80,236,252
Common shares, shares outstanding (in shares)		80,503,364	80,236,252
Share capital:
Shares issued upon exercise of share options		267,000	1,604,000	531,000		800,000	300,000
Shares issued in relation to acquisition								11,600,000
Authorized amount of share repurchase program (in shares)	1,000,000
Remaining amount in share repurchase program (in shares)		300,000
Number of treasury shares held:
At beginning of period		0	150,000		450,000
Disposed of during the year		0	(150,000)	(300,000)
At end of period		0	0	150,000	450,000
Book value of treasury shares		0	0	2,280
Market value of treasury shares		$ 0	$ 0	$ 2,245

SHARE CAPITAL AND SHARE OPTIONS - Share Options (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended			1 Months Ended		3 Months Ended				1 Months Ended	12 Months Ended			1 Months Ended	12 Months Ended				1 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2011 Golar LNG Energy Limited	May 31, 2011 Golar LNG Energy Limited	Jun. 30, 2011 Golar LNG Energy Limited	Dec. 31, 2012 Golar Scheme [Member]	Dec. 31, 2011 Golar Scheme [Member]	Dec. 31, 2010 Golar Scheme [Member]	Oct. 31, 2009 Energy Scheme [Member]	Dec. 31, 2009 Energy Scheme [Member]	Dec. 31, 2012 Energy Scheme [Member]	Dec. 31, 2010 Energy Scheme [Member]	Oct. 31, 2009 Energy Scheme [Member] Golar LNG Energy Limited	Dec. 31, 2012 Stock Options [Member]	Dec. 31, 2011 Stock Options [Member]	Dec. 31, 2010 Stock Options [Member]	Jul. 31, 2001 Stock Options [Member]	Feb. 28, 2002 Stock Options [Member] Golar Scheme [Member]	Jul. 31, 2001 Stock Options [Member] Directors and Executive Officers [Member]	Feb. 28, 2002 Minimum Stock Options [Member] Golar Scheme [Member]	Feb. 28, 2002 Maximum Stock Options [Member] Golar Scheme [Member]
Share options:
Number of shares authorized for grant																		2,000,000
Award term until expiration																			5 years	10 years
Award vesting period, minimum (in years)											2 years 8 months 12 days										3 years	4 years
Subsidiary stock options exchanged for parent company stock options				5,400,000	5,400,000
Shares exchanged for parent company shares, rate of exchange (in shares per share)						6.06
Options, outstanding (in shares)	581,000	849,000	7,279,000				600,000	800,000	1,000,000			0	6,100,000
Cost of options modified											$ 1.4
Weighted average assumptions used:
Risk free interest rate															2.00%	1.80%	2.00%
Expected volatility of common stock															56.90%	53.20%	56.70%
Expected dividend yield	0.00%														0.00%	0.00%	0.00%
Expected life of options (in years)															2 years 7 months 6 days	2 years 7 months 6 days	3 years 6 months
Outstanding:
Options outstanding, beginning of year (in shares)	849,000	7,279,000	5,487,000				600,000	800,000	1,000,000			0	6,100,000
Options outstanding, grants in period (in shares)		897,000	2,323,000		900,000					300,000				3,900,000						400,000
Options outstanding, exercises in period (in shares)	(267,000)	(1,604,000)	(531,000)
Options outstanding, forfeitures in period (in shares)	(1,000)	(285,000)
Options outstanding, exchanged and cancelled in period (in shares)		(5,438,000)								(1,100,000)
Option outstanding, end of year (in shares)	581,000	849,000	7,279,000				600,000	800,000	1,000,000			0	6,100,000
Weighted average exercise price:
Weighted average exercise price, options, outstanding, beginning of year (USD per share)	$ 10.11	$ 2.96	$ 4.51
Weighted average exercise price, options, grants in period (USD per share)		$ 11.84	$ 1.62
Weighted average exercise price, options, exercises in period (USD per share)	$ 1.54	$ 7.46	$ 7.81
Weighted average exercise price, options, forfeitures in period (USD per share)	$ 8.54	$ 5.43
Weighted average exercise price, options, cancellations in period (USD per share)		$ 1.95
Weighted average exercise price, options, outstanding, end of year (USD per share)	$ 7.86	$ 10.11	$ 2.96
Weighted average remaining contractual term, options, outstanding (in years)	9 months 18 days	1 year 2 months 12 days	2 years
Options exercisable, outstanding (in shares)	323,000	299,000	2,217,000
Options exercisable, weighted average exercise price (USD per share)	$ 8.46	$ 9.94	$ 4.66
Options exercisable, weighted average remaining contractual term (in years)	3 months 18 days	3 months 18 days	1 year 1 month 6 days
Intrinsic value of share options exercised	6.3	14.9	3.5
Intrinsic value of share options outstanding and exercisable	16.8	29.2
Fair value of share options vested	4.8	6.3	1.8
Compensation cost	1.4	2	1.9
Total unrecognized compensation cost															$ 0.6	$ 1.9
Weighted average period of recognition for unrecognized compensation cost (in years)															9 months 11 days

FINANCIAL INSTRUMENTS - Interest Rate Risk Management (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Derivatives designated as hedging instruments location:
Unrealized net loss on qualifying cash flow hedging instruments	$ 6,832	$ 19,462
Designated as hedging instrument | Interest rate swap | Swap | Cash flow hedging
Mark-to-market swaps valuation:
Description of variable rate basis	LIBOR
Notional value	180,104	899,100
Derivatives designated as hedging instruments location:
Amount of gain/(loss) recognized in OCI on derivative (effective portion)	1,547	1,024	(8,578)
Unrealized net loss on qualifying cash flow hedging instruments	6,800
Designated as hedging instrument | Interest rate swap | Swap | Cash flow hedging | Other financial Items, net
Derivatives designated as hedging instruments location:
Effective portion Gain/(loss) reclassified from Accumulated Other Comprehensive Loss	0	0	0
Ineffective Portion	$ (535)	$ (632)	$ (427)
Designated as hedging instrument | Interest rate swap | Swap | Cash flow hedging | Minimum
Mark-to-market swaps valuation:
Fixed interest rate	3.57%
Designated as hedging instrument | Interest rate swap | Swap | Cash flow hedging | Maximum
Mark-to-market swaps valuation:
Fixed interest rate	4.52%

FINANCIAL INSTRUMENTS - Fair Values (Details) (USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010	Dec. 31, 2009
Fair values:
Cash and cash equivalents, carrying value	$ 424,714,000		$ 66,913,000		$ 164,717,000	$ 122,231,000
Investment in available-for-sale securities, carrying value	353,034,000		0
Long-term debt - floating	276,575,000	[1]	771,549,000	[1]
Obligations under capital leases	0	[1]	405,843,000	[1]
Impairment of long-term assets	500,000		500,000		4,500,000
Other long-term assets	6,238,000		6,324,000
Level 1
Fair values:
Cash and cash equivalents, carrying value	424,714,000		66,913,000
Cash and cash equivalents, fair value	424,714,000		66,913,000
Restricted cash and short-term investments	1,551,000		213,282,000
Investment in available-for-sale securities, carrying value	353,034,000		0
Investment in available-for-sale securities, fair value	353,034,000		0
Amounts due from Golar Partners	34,953,000		0
Amounts due from Golar Partners, fair value	36,109,000		0
Long-term debt - fixed, carrying value	228,331,000	[1]	0	[1]
Long-term debt - fixed, fair value	251,250,000	[1]	0	[1]
Level 3
Fair values:
Cost method investments	198,524,000		7,347,000
Level 2 | Interest rate swap
Fair values:
Interest rate cash flow hedge liability	26,472,000	[2],[3]	59,084,000	[2],[3]
Level 2 | Interest rate swap | Cash flow hedging
Fair values:
Fair value/carrying value of derivatives	12,900,000		25,900,000
Notional value	180,100,000		436,300,000
Level 2 | Currency swap
Fair values:
Foreign currency derivative liability	$ 970,000	[3]	$ 27,622,000	[3]

[1]	The Company's debt and capital lease obligations were recorded at amortized cost in the consolidated balance sheet.
[2]	Derivative liabilities are captured within other current liabilities and derivative assets are captured within long-term assets on the balance sheet.
[3]	The fair value/carrying value of interest rate swap agreements that qualify and are designated as a cash hedge as at December 31, 2012 and 2011, was $12.9 million (with a notional value of $180.1 million) and $25.9 million (with a notional value of $436.3 million), respectively. The expected maturity of these interest rate agreements is from June 2014 to April 2015.

FINANCIAL INSTRUMENTS - Concentrations of Risk (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012 Newbuildings
Supplier Concentration Risk [Member] | Sales revenue, services, net
Concentration of risks:
Number of newbuildings	13
Supplier Concentration Risk [Member] | Sales revenue, services, net | Samsung
Concentration of risks:
Number of newbuildings	11
Supplier Concentration Risk [Member] | Sales revenue, services, net | Hyundai
Concentration of risks:
Number of newbuildings	2
Golar LNG Partners
Concentration of risks:
Investments, ownership percentage	54.10%
Aggregate ownership interest	906.1
Golar LNG Partners | Vessels and equipment
Concentration of risks:
Vessels operated by affiliate	7

RELATED PARTY TRANSACTIONS (Details)	12 Months Ended					9 Months Ended	12 Months Ended											0 Months Ended	1 Months Ended		12 Months Ended							12 Months Ended		1 Months Ended					12 Months Ended																12 Months Ended																									12 Months Ended					1 Months Ended	12 Months Ended						1 Months Ended	4 Months Ended	12 Months Ended		12 Months Ended									12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Apr. 30, 2003	Oct. 31, 2012 Unsecured debt Senior Unsecured Bonds USD ($)	Dec. 31, 2011 Unsecured debt World Shipholding facility USD ($)	Dec. 31, 2012 Unsecured debt World Shipholding facility	May 31, 2012 Unsecured debt World Shipholding facility USD ($)	Feb. 29, 2012 Unsecured debt World Shipholding facility USD ($)	Jan. 31, 2012 Unsecured debt World Shipholding facility USD ($)	Apr. 30, 2011 Unsecured debt World Shipholding facility USD ($)	Dec. 31, 2012 Unsecured debt World Shipholding facility Rate in excess of LIBOR	Dec. 31, 2012 Bluewater Gandria	Jan. 18, 2012 Bluewater Gandria USD ($)	Jul. 31, 2008 Bluewater Gandria	Dec. 31, 2012 Golar LNG Partners	Apr. 30, 2011 Golar LNG Partners	Jan. 30, 2011 Golar LNG Partners	Jan. 31, 2012 Golar LNG Partners USD ($)	Apr. 30, 2011 Golar LNG Partners	Dec. 31, 2012 Golar LNG Partners USD ($)	Dec. 31, 2011 Golar LNG Partners USD ($)		Dec. 31, 2010 Golar LNG Partners USD ($)	Oct. 31, 2012 Golar LNG Partners Unsecured debt Senior Unsecured Bonds USD ($)	Oct. 31, 2012 Golar LNG Partners Unsecured debt Senior Unsecured Bonds NOK	Dec. 31, 2012 Golar LNG Partners Debt and capital lease obligations USD ($)	Dec. 31, 2012 Golar LNG Partners Golar Freeze	Oct. 31, 2011 Golar LNG Partners Golar Freeze USD ($)	Jul. 31, 2012 Golar LNG Partners NR Satu USD ($)	Dec. 31, 2012 Golar LNG Partners Trading balances due to Golar and affiliates USD ($)		Dec. 31, 2011 Golar LNG Partners Trading balances due to Golar and affiliates USD ($)		Dec. 31, 2012 Golar LNG Partners Management and administrative services fees USD ($)		Dec. 31, 2011 Golar LNG Partners Management and administrative services fees USD ($)		Dec. 31, 2010 Golar LNG Partners Management and administrative services fees USD ($)		Dec. 31, 2012 Golar LNG Partners Ship management fees USD ($)		Dec. 31, 2011 Golar LNG Partners Ship management fees USD ($)		Dec. 31, 2010 Golar LNG Partners Ship management fees USD ($)		Dec. 31, 2012 Golar LNG Partners Interest income on vendor financing loan - Golar Freeze USD ($)		Dec. 31, 2011 Golar LNG Partners Interest income on vendor financing loan - Golar Freeze USD ($)		Dec. 31, 2012 Golar LNG Partners Interest income on vendor financing loan - Golar Freeze Golar Freeze USD ($)		Dec. 31, 2011 Golar LNG Partners Interest income on vendor financing loan - Golar Freeze Golar Freeze USD ($)		Dec. 31, 2010 Golar LNG Partners Interest income on vendor financing loan - Golar Freeze Golar Freeze USD ($)		Dec. 31, 2012 Golar LNG Partners Interest income on vendor financing loan - Golar Freeze NR Satu USD ($)		Dec. 31, 2011 Golar LNG Partners Interest income on vendor financing loan - Golar Freeze NR Satu USD ($)		Dec. 31, 2010 Golar LNG Partners Interest income on vendor financing loan - Golar Freeze NR Satu USD ($)		Dec. 31, 2012 Golar LNG Partners Interest income on high-yield bonds USD ($)		Dec. 31, 2011 Golar LNG Partners Interest income on high-yield bonds USD ($)		Dec. 31, 2010 Golar LNG Partners Interest income on high-yield bonds USD ($)		Dec. 31, 2012 Golar LNG Partners Interest income on Golar Energy loan USD ($)		Dec. 31, 2011 Golar LNG Partners Interest income on Golar Energy loan USD ($)		Dec. 31, 2010 Golar LNG Partners Interest income on Golar Energy loan USD ($)		Apr. 13, 2011 Golar LNG Partners Revolving credit facility USD ($)	Dec. 31, 2012 Faraway Maritime Shipping Company USD ($)	Dec. 31, 2011 Faraway Maritime Shipping Company USD ($)	Dec. 31, 2010 Faraway Maritime Shipping Company USD ($)	Dec. 31, 2012 Faraway Maritime Shipping Company Golar LNG Partners	Dec. 31, 2012 Faraway Maritime Shipping Company CPC Corporation, Taiwan	Mar. 31, 2012 World Shipholding USD ($)	Dec. 31, 2012 World Shipholding USD ($)		Dec. 31, 2011 World Shipholding USD ($)		Dec. 31, 2010 World Shipholding USD ($)		Mar. 31, 2011 World Shipholding Secured debt World Shipholding facility USD ($)	Jul. 31, 2011 World Shipholding Secured debt World Shipholding facility USD ($)	Dec. 31, 2012 World Shipholding Secured debt World Shipholding facility	Apr. 30, 2011 World Shipholding Secured debt World Shipholding facility USD ($)	Dec. 31, 2012 World Shipholding Secured debt World Shipholding facility Rate in excess of LIBOR	Dec. 31, 2012 World Shipholding, loan USD ($)		Dec. 31, 2011 World Shipholding, loan USD ($)		Dec. 31, 2012 World Shipholding, other USD ($)		Dec. 31, 2011 World Shipholding, other USD ($)		Dec. 31, 2012 Frontline USD ($)		Dec. 31, 2011 Frontline USD ($)		Dec. 31, 2010 Frontline USD ($)		Dec. 31, 2012 Seatankers USD ($)		Dec. 31, 2011 Seatankers USD ($)		Dec. 31, 2010 Seatankers USD ($)		Dec. 31, 2012 Ship Finance USD ($)		Dec. 31, 2011 Ship Finance USD ($)		Dec. 31, 2010 Ship Finance USD ($)		Dec. 31, 2012 Bluewater Gandria USD ($)		Dec. 31, 2011 Bluewater Gandria USD ($)		Dec. 31, 2010 Bluewater Gandria USD ($)		Dec. 31, 2012 Golar Wilhelmsen USD ($)		Dec. 31, 2011 Golar Wilhelmsen USD ($)		Dec. 31, 2010 Golar Wilhelmsen USD ($)
Related Party Transaction:
Investments percentage ownership in subsidiaries																																																																															60.00%
Revenue from related parties																																			$ 2,876,000	[1]	$ 1,576,000	[1]	$ 0	[1]	$ 4,222,000	[2]	$ 4,146,000	[2]	$ 3,826,000	[2]
Interest income from related parties																																																			11,921,000	[3]	3,085,000	[3]	0	[3]	4,737,000	[4]	0	[4]	0	[4]	575,000	[5],[6]	0	[5],[6]	0	[5],[6]	829,000	[7]	0	[7]	0	[7]
Net (expenses) income (due to) from related parties	1,500,000																				25,160,000	8,807,000		3,826,000																																																										(2,961,000)	[8]	(2,302,000)	[8]	(532,000)	[8]														(325,000)	[9]	(972,000)	[9]	(984,000)	[9]	31,000	[9]	(64,000)	[9]	(62,000)	[9]	4,000	[9]	190,000	[9]	161,000	[9]	0	[10]	125,000	[10]	0	[10]	0	[10]	(2,816,000)	[10]	0	[10]
Receivables (payables) from related parties	(153,000)	(100,824,000)																			36,984,000	(219,075,000)	[11]								2,031,000	[12]	3,235,000	[11],[12]													0	[3]	(222,310,000)	[11],[3]													34,953,000	[6]	0	[11],[6]																											0	[8]	(80,000,000)	[8]	0	[13]	(21,134,000)	[13]	(143,000)		181,000				(12,000)		(44,000)				2,000		48,000				0		125,000
Related party transaction, rate																		5.00%			6.75%							6.75%		6.75%
Duration of notice required for contract termination																					120 days
Loan amount																													222,300,000	175,000,000
Final payment amount																													222,300,000
Amount drawn down																			25,000,000											155,000,000
Amount available for draw down																														20,000,000
Duration requirement for final payment																														3 years
Debt instrument, face amount					(35,000,000)																				227,000,000	1,300,000,000
Maximum borrowing capacity																																																																											20,000,000
Payments of dividends	32,082,000	12,532,000	3,120,000																		30,282,000	10,132,000		0																																																				1,800,000	2,400,000	3,120,000			21,100,000
Percentage ownership in subsidiary				100.00%													65.40%
Investments, ownership percentage																54.10%
Ownership interest percentage																																																																																40.00%
Ownership percentage, equity method investment															50.00%																																																																																																														60.00%
Proceeds from dividends received																					47,300,000	19,100,000
Environmental Indemnification, deductible amount																					500,000
Environmental indemnification, aggregate cap																					5,000,000
Guarantees issued to Golar Partners	23,265,000	0																									544,606,000
Minimum charter term for rights of first offer																				5 years
Percentage of voting interest acquired													50.00%	50.00%	50.00%
Purchase consideration - cash														19,500,000
Extinguishment of debt, amount																																																																																								80,000,000
Maximum borrowing capacity								120,000,000	250,000,000	145,000,000	80,000,000																																																																																80,000,000
Amount drawn in period						80,000,000																																																																																			80,000,000
Description of variable rate basis	LIBOR	LIBOR					LIBOR																																																																																					LIBOR
Basis spread on variable rate												3.50%																																																																																3.50%
Commitment fee percentage							0.75%																																																																																			0.75%
Loan interest and commitment fees expense																																																																																		800,000		1,900,000		300,000
Interest incurred on unpaid dividends																																																																																		$ 200,000

[1]	Management and administrative services agreement - On March 30, 2011, Golar Partners entered into a management and administrative services agreement with Golar Management, a wholly-owned subsidiary of Golar, pursuant to which Golar Management will provide to Golar Partners certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management’s costs and expenses incurred in connection with providing these services. Golar Partners may terminate the agreement by providing 120 days written notice.
[2]	Ship management fees - Golar and certain of its affiliates charged ship management fees to Golar Partners for the provision of technical and commercial management of the vessels. Each of Golar Partners’ vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by certain affiliates of Golar, including Golar Management and Golar Wilhelmsen AS ("Golar Wilhelmsen"), a partnership that is jointly controlled by Golar and by Wilhelmsen Ship Management (Norway) AS.
[3]	Vendor financing loan - Golar Freeze - In October 2011, in connection with the purchase of the Golar Freeze, Golar Partners entered into a financing loan agreement with Golar for an amount of $222.3 million. The facility is unsecured and bears interest at a fixed rate of 6.75% per annum payable quarterly. The loan is non-amortizing with a final balloon payment of $222.3 million due in October 2014. The loan was repaid in October 2012.
[4]	Vendor financing loan - NR Satu - In July 2012, in connection with the purchase of the NR Satu, Golar Partners entered into a financing loan agreement with Golar for an amount of $175 million. Of this amount, $155 million has been drawn down in July 2012. A further $20 million is available for drawdown until July 2015. The facility is unsecured and bears interest at a fixed rate of 6.75% per annum payable quarterly. The loan is non-amortizing with a final balloon payment for the amount drawn down due within three years from the date of draw down. The loan was repaid in December 2012.
[5]	The net effect to the Company's consolidated statement of operations for the year ended December 31, 2012 was an aggregate income of $1.5 million.
[6]	High-yield bonds - In October 2012, Golar Partners completed the issuance of NOK1,300 million in senior unsecured bonds that mature in October 2017. The aggregate principal amount of the bonds is equivalent to approximately $227 million. Of this amount, approximately $35 million was issued to Golar.
[7]	Golar Energy loan - In January 2012, Golar LNG (Singapore) Pte. Ltd. ("Golar Singapore"), the subsidiary which holds the investment in PTGI, drew down $25 million on its loan agreement entered into in December 2011 with Golar Energy. The loan was unsecured, repayable on demand and bears interest at the rate of 6.75% per annum payable on a quarterly basis. In connection with the acquisition of the subsidiaries that own and operate the NR Satu, all amounts payable to Golar Energy by the subsidiaries acquired by Golar Partners, including Golar Singapore, were extinguished.
[8]	World Shipholding revolving credit facility - Following the termination of the Company's $80 million credit facility with the Company's major shareholder, World Shipholding in March 2011, the Company entered into a new $80 million revolving credit facility with a company related to World Shipholding. The Company drew down a total amount of $80 million in the period to December 2011. In January 2012, February 2012 and May 2012, the revolving credit facility was extended to $145 million, $250 million and $120 million, respectively, without any further changes to the original terms of the facility. In July 2012, the facility was repaid in full with the proceeds received from Golar Partners from the sale of the companies that own and operate the NR Satu. The facility bears interest at LIBOR plus 3.5% together with a commitment fee of 0.75% of any undrawn portion of the credit facility. The facility is available until September 2013. For each of the years ended December 31, 2012, 2011 and 2010, included within net expenses due to World Shipholding, include loan interest and commitment fees of $0.8 million, $1.9 million and $0.3 million, respectively.
[9]	Net expense/income from Frontline, Seatankers and Ship Finance comprise fees for management support, corporate and insurance administrative services, net of income from supplier rebates and income from the provision of serviced offices and facilities. Receivables and payables with related parties comprise primarily of unpaid management fees, advisory and administrative services. In addition, certain receivables and payables arise when the Company pays an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Frontline, Seatankers and Ship Finance and World Shipholding are each subject to significant influence or the indirect control of Trusts established by our chairman, John Fredriksen, for the benefit of his immediate family.
[10]	As of December 31, 2012 the Company held a 60% ownership interest in Golar Wilhelmsen, which it accounts for using the equity method (see note 13).
[11]	The balances with Golar Partners and subsidiaries as of December 31, 2011 were eliminated upon consolidation.
[12]	Trading balances -Receivables and payables with Golar Partners and its subsidiaries are comprised primarily of unpaid management fees, advisory and administrative services. In addition, certain receivables and payables arise when the Company pays an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances due from Golar Partners and its subsidiaries are unsecured, interest-free and intended to be settled in the ordinary course of business. They primarily relate to recharges for trading expenses paid on behalf of Golar Partners including ship management and administrative service fees due to Golar.
[13]	The interest incurred on the unpaid dividends amounted to $0.2 million for the year ended December 31, 2012.

CAPITAL COMMITMENTS (Details) (USD $)	Dec. 31, 2012 Vessels	Apr. 30, 2013 Subsequent event	Apr. 27, 2013 Subsequent event	Dec. 31, 2012 LNG carrier Vessels contracts	Dec. 31, 2011 LNG carrier Vessels	Dec. 31, 2011 FSRU Vessels	Dec. 31, 2012 FSRU contracts	Dec. 31, 2012 FSRU Vessels	Dec. 31, 2012 Newbuildings
Purchase obligation, fiscal year maturity:
Payable within 12 months to December 31, 2013									$ 1,107,170,000
Payable within 12 months to December 31, 2014									1,038,715,000
Payable within 12 months to December 31, 2015									120,960,000
Total payable									2,266,845,000
Number of vessels contracted for construction during fiscal year				4	7	2
Number of vessels contracted for construction	13			11			2	2
Number of vessels contracted for construction, due in next twelve months	5
Number of vessels contracted for construction, due in second year	7
Long-term purchase commitment amount									2,700,000,000
Long-term purchase commitment, amount outstanding									2,300,000,000
Value of additional facilities required to meet commitments		$ 2,100,000,000	$ 2,000,000,000

OTHER COMMITMENTS AND CONTINGENCIES (Details)	12 Months Ended	107 Months Ended			1 Months Ended
	Dec. 31, 2003 GBP (£) tax_lease	Dec. 13, 2012 tax_lease	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2012 Golar LNG Partners tax_lease
Commitments and Contingencies Disclosure [Abstract]
Book value of vessels secured against long-term loans and capital leases			$ 432,867,000	$ 1,431,050,000
Tax lease benefits:
Number of tax leases	6
Gross amount received from tax lease benefit (in GBP)	41,000,000
Number of tax leases terminated		5
Number of tax leases remaining					1
Number of tax leases, accrue benefits over term of lease		2
Total number of outstanding tax leases					3
Other commitment to pay third party			$ 1,000,000

OTHER COMMITMENTS AND CONTINGENCIES - Legal Proceedings and Claims (Details) (USD $) In Millions, unless otherwise specified	1 Months Ended
	Jan. 31, 2011 Damages from early charter termination Golar Viking related claim	Dec. 31, 2012 Maximum Unasserted claim Potential litigation NR Satue related claim	Feb. 15, 2013 Maximum Damages from early charter termination Pending litigation Golar Viking related claim	Feb. 15, 2013 Subsequent event Damages from early charter termination Pending litigation Golar Viking related claim
Legal proceedings and claims:
Estimate of possible loss		$ 9.6	$ 21	$ 21
Duration of charter	15 months

SUBSEQUENT EVENTS (Details) (USD $)	12 Months Ended			1 Months Ended					0 Months Ended			0 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Feb. 28, 2013 Subsequent event	Dec. 31, 2012 Golar LNG Partners	Nov. 30, 2012 Golar LNG Partners	Jul. 31, 2012 Golar LNG Partners	Apr. 30, 2011 Golar LNG Partners	Feb. 05, 2013 Golar LNG Partners Subsequent event	Feb. 28, 2013 Golar LNG Partners Subsequent event	Feb. 07, 2013 Golar LNG Partners Subsequent event	Feb. 07, 2013 Golar LNG Partners Subsequent event Vessels and equipment
Subsequent events:
Cash distribution per share (USD per share)										$ 0.5
Dividend Income, Operating				$ 14,400,000
Shares issued in equity offering									3,900,000
Price-per-share (USD per share)						$ 30.5	$ 30.95	$ 22.5	$ 29.74
General partner interest percentage									2.00%
Shares purchased to maintain ownerhip interest									416,947
Price paid per share (USD per share)									$ 29.74
Cumulative proceeds									180,600,000
Investments, ownership percentage					54.10%				50.90%
Drop-down amount											215,000,000
Debt assumed by equity method investee											89,500,000
Proceeds from disposal of fixed assets	$ 40,000	$ 0	$ 0									$ 125,500,000